--------------------------------------------

                              EDISON INTERNATIONAL

                                       TO

                            THE CHASE MANHATTAN BANK
                                     Trustee

                  --------------------------------------------

                             SUBORDINATED INDENTURE

                            Dated as of July 26, 1999

                  --------------------------------------------

        CERTAIN SECTIONS OF THIS INDENTURE RELATING TO SECTIONS 310 THROUGH 318, INCLUSIVE, OF THE TRUST INDENTURE ACT OF 1939:

TRUST INDENTURE
         ACT SECTION                                          INDENTURE SECTION

 Section 310(a)(1)......................................................  609
      (a)(2)............................................................  609
      (a)(3)..................................................  Not Applicable
      (a)(4)..................................................  Not Applicable
      (b)...............................................................  608
                                                                          610
 Section 311(a).........................................................  613
      (b)...............................................................  613
 Section 312(a).........................................................  701
                                                                          702
       (b)..............................................................  702
       (c)..............................................................  702
 Section 313(a).........................................................  703
      (b)...............................................................  703
      (c)...............................................................  703
      (d)...............................................................  703
 Section 314(a).........................................................  704
      (a)(4)............................................................  101
      ..................................................................  1005
      (b).....................................................  Not Applicable
      (c)(1)............................................................  102
      (c)(2)............................................................. 102
      (c)(3)..................................................  Not Applicable
      (d).....................................................  Not Applicable
      (e)...............................................................  102
 Section 315(a).........................................................  601
       (b)..............................................................  602
       (c)..............................................................  601
       (d)..............................................................  601
       (e)..............................................................  514
 Section 316(a).........................................................  101
       (a)(1)(A)........................................................  502
       .................................................................  512
       (a)(1)(B)........................................................  513
       (a)(2)..................................................  Not Applicable
       (b)..............................................................  508
       (c)..............................................................  104
 Section 317(a)(1)......................................................  503
                (a)(2)..................................................  504
                (b).....................................................  1003
 Section 318(a).........................................................  107
-------------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS
                                                                           Page

Parties......................................................................1

Recitals of the Corporation..................................................1

ARTICLE I.  DEFINITIONS AND OTHER PROVISIONS OF GENERAL
            APPLICATION......................................................1

    Section 101. Definitions.................................................1
    Section 102. Compliance Certificates and Opinions........................7
    Section 103. Form of Documents Delivered to Trustee......................7
    Section 104. Acts of Holders; Record Dates...............................8
    Section 105. Notices, Etc., to Trustee and Corporation...................10
    Section 106. Notice to Holders; Waiver...................................10
    Section 107. Conflict with Trust Indenture Act...........................11
    Section 108. Effect of Headings and Table of Contents....................11
    Section 109. Successors and Assigns......................................11
    Section 110. Separability Clause.........................................11
    Section 111. Benefits of Indenture.......................................11
    Section 112. Governing Law...............................................12
    Section 113. Legal Holidays..............................................12
    Section 114. No Security Interest Created................................12

ARTICLE II.  SECURITY FORMS..................................................12

    Section 201. Forms Generally.............................................12
    Section 202. Form of Face of Security....................................13
    Section 203. Form of Reverse of Security.................................14
    Section 204. Form of Legend for Global Securities........................18
    Section 205. Form of Trustee's Certificate of Authentication.............19

ARTICLE III.  THE SECURITIES.................................................19

    Section 301. Amount Unlimited; Issuable in Series........................19
    Section 302. Denominations...............................................22
    Section 303. Execution, Authentication, Delivery and Dating..............22
    Section 304. Temporary Securities........................................24
    Section 305. Registration, Registration of Transfer and Exchange.........24
    Section 306. Mutilated, Destroyed, Lost and Stolen Securities............26
    Section 307. Payment of Interest; Interest Rights Preserved..............27
    Section 308. Persons Deemed Owners.......................................28
    Section 309. Cancellation................................................28
    Section 310. Computation of Interest.....................................28
    Section 311. CUSIP Numbers...............................................28

ARTICLE IV.  SATISFACTION AND DISCHARGE......................................29

    Section 401. Satisfaction and Discharge of Indenture.....................29
    Section 402. Application of Trust Money..................................30

ARTICLE V.  REMEDIES  30

    Section 501. Events of Default...........................................30
    Section 502. Acceleration of Maturity; Rescission and Annulment..........33
    Section 503. Collection of Indebtedness and Suits for Enforcement
                 by Trustee..................................................34
    Section 504. Trustee May File Proofs of Claim............................35
    Section 505. Trustee May Enforce Claims Without Possession
                 of Securities...............................................35
    Section 506. Application of Money Collected..............................35
    Section 507. Limitation on Suits.........................................36
    Section 508. Unconditional Right of Holders to Receive Principal,
                 Premium and Interest........................................37
    Section 509. Restoration of Rights and Remedies..........................37
    Section 510. Rights and Remedies Cumulative..............................37
    Section 511. Delay or Omission Not Waiver................................37
    Section 512. Control By Holders..........................................38
    Section 513. Waiver of Past Defaults.....................................38
    Section 514. Undertaking for Costs.......................................39
    Section 515. Waiver of Stay or Extension Laws............................39

ARTICLE VI.  THE TRUSTEE.....................................................39

         Section 601. Certain Duties and Responsibilities....................39
         Section 602. Notice of Defaults.....................................40
         Section 603. Certain Rights of Trustee..............................40
         Section 604. Not Responsible for Recitals or Issuance of Securities.41
         Section 605. May Hold Securities....................................41
         Section 606. Money Held in Trust....................................41
         Section 607. Compensation and Reimbursement.........................42
         Section 608. Conflicting Interests..................................42
         Section 609. Corporate Trustee Required; Eligibility................43
         Section 610. Resignation and Removal; Appointment of Successor......43
         Section 611. Acceptance of Appointment by Successor.................44
         Section 612. Merger, Conversion, Consolidation or
                      Succession to Business.................................45
         Section 613. Preferential Collection of Claims Against Corporation..46
         Section 614. Appointment of Authenticating Agent....................46
         Section 615. Trustee's Application for Instructions
                      from the Corporation...................................47

ARTICLE VII.  HOLDERS'LISTS AND REPORTS BY TRUSTEE AND CORPORATION...........48

         Section 701. Corporation to Furnish Trustee Names and
                      Addresses of Holders...................................48
         Section 702. Preservation of Information; Communications to Holders.48

         Section 703. Reports by Trustee.....................................49
         Section 704. Reports by Corporation.................................49

ARTICLE VIII.  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER.................49

         Section 801. Corporation May Consolidate, Etc., Only on
                      Certain Terms..........................................49
         Section 802. Successor Substituted..................................50

ARTICLE IX.  SUPPLEMENTAL INDENTURES.........................................51

         Section 901. Supplemental Indentures Without Consent of Holders.....51
         Section 902. Supplemental Indentures With Consent of Holders........52
         Section 903. Execution of Supplemental Indentures...................53
         Section 904. Effect of Supplemental Indentures......................53
         Section 905. Conformity with Trust Indenture Act....................53
         Section 906. Reference in Securities to Supplemental Indentures.....54
         Section 907. Subordination Unimpaired...............................54

ARTICLE X.  COVENANTS 54

         Section 1001. Payment of Principal, Premium and Interest............54
         Section 1002. Maintenance of Office or Agency.......................54
         Section 1003. Money for Securities Payments to Be Held in Trust.....55
         Section 1004. Corporate Existence...................................56
         Section 1005. Statement by Officers as to Default...................56
         Section 1006. Waiver of Certain Covenants...........................56
         Section 1007. Calculation of Original Issue Discount................57

ARTICLE XI.  REDEMPTION OF SECURITIES........................................57

         Section 1101. Applicability of Article..............................57
         Section 1102. Election to Redeem; Notice to Trustee.................57
         Section 1103. Selection by Trustee of Securities to Be Redeemed.....57
         Section 1104. Notice of Redemption..................................58
         Section 1105. Deposit of Redemption Price...........................59
         Section 1106. Securities Payable on Redemption Date.................60
         Section 1107. Securities Redeemed in Part...........................60

ARTICLE XII.  SINKING FUNDS..................................................60

         Section 1201. Applicability of Article..............................60
         Section 1202. Satisfaction of Sinking Fund Payments with Securities.61
         Section 1203. Redemption of Securities for Sinking Fund.............61

ARTICLE XIII.  DEFEASANCE AND COVENANT DEFEASANCE............................61

         Section 1301. Applicability of Article..............................61
         Section 1302. Defeasance and Discharge..............................62
         Section 1303. Covenant Defeasance...................................62
         Section 1304. Conditions to Defeasance or Covenant Defeasance.......63

         Section 1305. Deposited Money and Government Obligations
                       to Be Held in Trust; Miscellaneous Provisions.........64

ARTICLE XIV.  SUBORDINATION..................................................64

         Section 1401. Securities Subordinated to Senior Indebtedness........64
         Section 1402. Disputes with Holders of Certain Senior Indebtedness..66
         Section 1403. Subrogation...........................................67
         Section 1404. Obligation of Corporation Unconditional...............67
         Section 1405. Payments on Securities Permitted......................68
         Section 1406. Effectuation of Subordination by Trustee..............68
         Section 1407. Knowledge of Trustee..................................68
         Section 1408. Trustee May Hold Senior Indebtedness..................69
         Section 1409. Rights of Holders of Senior Indebtedness Not Impaired.69
         Section 1410. Trust Moneys Not Subordinated.........................69
         Section 1411. Article Applicable to Paying Agents...................70
         Section 1412. Trustee; Compensation Not Prejudiced..................70

ARTICLE XV.  IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS.70

         Section 1501. Indenture and Securities Solely Corporate Obligations.70


Testimonium..................................................................65

Signatures and Seals.........................................................65

     INDENTURE, dated as of July 26, 1999, between Edison International, a corporation duly organized and existing under the laws of the State of California (herein called the "Corporation"), having its principal office at 2244 Walnut Grove Avenue, Rosemead, California 91770, and The Chase Manhattan Bank, a New York banking corporation, as Trustee (herein called the "Trustee").

                           RECITALS OF THE CORPORATION

     The Corporation has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

     All things necessary to make this Indenture a valid agreement of the Corporation, in accordance with its terms, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                   ARTICLE I.

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

     Section 101. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

     (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

     (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America;

     (4) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

     (5) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     "Act," when used with respect to any Holder, has the meaning specified in
Section 104.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

     "Board of Directors" means either the board of directors of the Corporation or any duly authorized committee of that board.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Corporation to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day," when used with respect to any Place of Payment, means a day other than (i) a Saturday or a Sunday, (ii) a day on which banking institutions in that Place of Payment or Los Angeles, California, are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office of the Trustee is closed for business.

     "Commission" means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Corporation" means the Person named as the "Corporation" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Corporation" shall mean such successor Person.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Corporation by any one of its Chairman of the Board, its President, its Chief Financial Officer, any Vice President, its Treasurer or any Assistant Treasurer, and delivered to the Trustee.

     "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 450 W. 33rd Street, 15th Floor, New York, NY 10001.

     "corporation" means a corporation, association, company, joint-stock company or business trust.

     "Covenant Defeasance" has the meaning specified in Section 1303.

     "Defaulted Interest" has the meaning specified in Section 307.

     "Defeasance" has the meaning specified in Section 1302.

     "Depositary" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 301.

     "Event of Default" has the meaning specified in Section 501.

     "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

     "Expiration Date" has the meaning specified in Section 104.

     "Global Security" means a Security that evidences all or part of the Securities of any series which is issued to a Depositary or a nominee thereof for such series in accordance with Section 301(17).

     "Government Obligation" has the meaning specified in Section 1304.

     "Holder" means a Person in whose name a Security is registered in the Security Register.

     "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 301.

     "interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

     "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

     "Investment Company Act" means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

     "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Notice of Default" means a written notice of the kind specified in Section 501(4).

     "Officer's Certificate" means a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Treasurer, any Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or any Assistant Secretary, of the Corporation, and delivered to the Trustee. One of the officers signing an Officer's Certificate given pursuant to Section 1005 shall be the principal executive, financial or accounting officer of the Corporation.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Corporation, or other counsel.

     "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

     "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

     (1) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

     (2) Securities for whose payment or redemption the necessary amount of money or money's worth has been theretofore deposited with the Trustee or any Paying Agent (other than the Corporation) in trust or set aside and segregated in trust by the Corporation (if the Corporation shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

     (3)  Securities as to which Defeasance has been effected pursuant to
          Section 1302; and

     (4) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Corporation;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, (A) the principal amount of an Original Issue Discount Security which shall be deemed to be Outstanding shall be the amount of the principal thereof which would be due and payable as of such date upon acceleration of the Maturity thereof to such date pursuant to Section 502, (B) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by Section 301, (C) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by Section 301, of the principal amount of such Security (or, in the case of a Security described in Clause (A) or (B) above, of the amount determined as provided in such Clause), and (D) Securities owned by the Corporation or any other obligor upon the Securities or any Affiliate of the Corporation or of such other obligor, whether of record or beneficially, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Corporation or any other obligor upon the Securities or any Affiliate of the Corporation or of such other obligor.

     "Paying Agent" means any Person authorized by the Corporation to pay the principal of or any premium or interest on any Securities on behalf of the Corporation.

     "Periodic Offering" means an offering of Securities of a series from time to time the specific terms of which Securities, including without limitation the rate or rates of interest or formula for determining the rate or rates of interest thereon, if any, the Stated Maturity or Maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Corporation upon the issuance of such Securities.

     "Person" means any individual, corporation, partnership, limited liability company or corporation, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment," when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by
Section 301.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

     "Responsible Officer," when used with respect to the Trustee, means any vice president, assistant vice president, managing director, assistant secretary, assistant treasurer, senior trust officer, assistant trust officer, trust officer, or other officer associated with the corporate trust department of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such person's knowledge of and familiarity with the particular subject.

     "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

     "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

     "Senior Indebtedness" means with respect to any series of Securities, unless otherwise specified pursuant to Section 301 with respect thereto, the principal of, and premium, if any, and interest on and any other payment in respect of indebtedness due pursuant to any of the following, whether outstanding at the date of execution of this Indenture or thereafter incurred, created or assumed: (a) all indebtedness of the Corporation evidenced by notes, debentures, bonds or other securities sold by the Corporation for money or other obligations for money borrowed, (b) all indebtedness of others of the kinds described in the preceding clause (a) assumed by or guaranteed in any manner by the Corporation or in effect guaranteed by the Corporation through an agreement to purchase, contingent or otherwise, and (c) all renewals, extensions or refundings of indebtedness of the kinds described in either of the preceding clauses (a) and (b), unless, in the case of any particular indebtedness, renewal, extension or refunding, the instrument creating or evidencing the same or the assumption or guarantee of the same by its terms provides that such indebtedness, renewal, extension or refunding is not superior in right of payment to or is pari passu with such Securities.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

     "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the date on which the principal of such Security or such installment of principal or interest is due and payable, in the case of such principal, as such date may be advanced or extended as provided pursuant to the terms of such Security and this Indenture.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" shall mean, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

     "Vice President," when used with respect to the Corporation or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

Section 102.  Compliance Certificates and Opinions.

     Upon any application or request by the Corporation to the Trustee to take any action under any provision of this Indenture, the Corporation shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officer's Certificate, if to be given by an officer of the Corporation, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

     (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

     (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103.  Form of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Corporation may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such Officer's Certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Corporation stating that the information with respect to such factual matters is in the possession of the Corporation, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Whenever, subsequent to the receipt by the Trustee of any Board Resolution, Officer's Certificate, Opinion of Counsel or other document or instrument, a clerical, typographical or other inadvertent or unintentional error or omission shall be discovered therein, a new document or instrument may be substituted therefor in corrected form with the same force and effect as if originally filed in the corrected form and, irrespective of the date or dates of the actual execution and/or delivery thereof, such substitute document or instrument shall be deemed to have been executed and/or delivered as of the date or dates required with respect to the document or instrument for which it is substituted. Anything in this Indenture to the contrary notwithstanding, if any such corrective document or instrument indicates that action has been taken by or at the request of the Corporation which could not have been taken had the original document or instrument not contained such error or omission, the action so taken shall not be invalidated or otherwise rendered ineffective but shall be and remain in full force and effect, except to the extent that such action was a result of willful misconduct or bad faith. Without limiting the generality of the foregoing, any Securities issued under the authority of such defective document or instrument shall nevertheless be the valid obligations of the Corporation entitled to the benefits of this Indenture equally and ratably with all other Outstanding Securities, except as aforesaid.

Section 104.  Acts of Holders; Record Dates.

     Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more written instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such written instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Corporation. Such written instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such written instrument or instruments. Proof of execution of any such written instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Corporation, if made in the manner provided in this Section.

     The fact and date of the execution by any Person of any such written instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such written instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than the signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of the signer's authority. The fact and date of the execution of any such written instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     The ownership of Securities shall be proved by the Security Register.

     Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Corporation in reliance thereon, whether or not notation of such action is made upon such Security.

     The Corporation may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series; provided that the Corporation may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take or revoke the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Corporation from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Corporation, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

     The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in
Section 512, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction or to revoke the same, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Corporation's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be sent to the Corporation in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

     With respect to any record date set pursuant to this Section, the party hereto which sets such record date may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in
Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

     Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

Section 105.  Notices, Etc., to Trustee and Corporation.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

     (1) the Trustee by any Holder or by the Corporation shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing (which may be made via facsimile) to or with the Trustee at its Corporate Trust Office, Attention: Capital Markets Fiduciary Services, or

     (2) the Corporation by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Corporation addressed to it at the address of its principal office specified in the first paragraph of this instrument,
          Attention: Treasurer, or at any other address previously furnished in writing to the Trustee by the Corporation.

Section 106.  Notice to Holders; Waiver.

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 107.  Conflict with Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 108.  Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109.  Successors and Assigns.

     All covenants and agreements in this Indenture by the Corporation shall bind its successors and assigns, whether so expressed or not.

Section 110.  Separability Clause.

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111.  Benefits of Indenture.

     Unless otherwise specified pursuant to Section 301 with respect to the Securities of any series, nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 112.  Governing Law.

     This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of California, without regard to conflicts of laws principles thereof, except that the rights, duties, indemnities and immunities of the Trustee shall be governed by the laws of the State of New York.

Section 113.  Legal Holidays.

     Unless otherwise specified pursuant to Section 301 with respect to the Securities of any series, in any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day, unless that Business Day is in a different calendar year, in which case the payment will be made on the preceding Business Day, in each case, with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity.

Section 114.  No Security Interest Created.

     Nothing in this Indenture or in the Securities expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect in any jurisdiction where property of the Corporation or its subsidiaries is located.

                                   ARTICLE II.

                                 SECURITY FORMS

Section 201.  Forms Generally.

     The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Corporation or an Officer's Certificate pursuant to Section 301 and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by
Section 303 for the authentication and delivery of such Securities.

     The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

Section 202.  Form of Face of Security.

     [Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

                             EDISON INTERNATIONAL

                             --------------------


                                                             $
No.                                                          CUSIP No.


     Edison International, a corporation duly organized and existing under the laws of the State of California (herein called the "Corporation," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ______________________, or registered assigns, the principal sum of ________ Dollars on _________________________ [if the Security is to bear interest prior to Maturity and interest payment periods are not extendable, insert - , and to pay interest thereon from __________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, [insert - semi-annually, quarterly, monthly or other description of the relevant payment period] on [________, ________,] and __________ in each year, commencing _______________, at the rate of ____% per annum, until the principal hereof is paid or made available for payment [if applicable, insert - , provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the [___________________] (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

     [If the Security is not to bear interest prior to Maturity, insert - The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal and any overdue premium shall bear interest at the rate of ____% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Interest on any overdue principal or premium shall be payable on demand. Any such interest on overdue principal or premium which is not paid on demand shall bear interest at the rate of ____% per annum (to the extent that the payment of such interest on interest shall be legally enforceable), from the date of such demand until the amount so demanded is paid or made available for payment. Interest on any overdue interest shall be payable on demand.]

     Payment of the principal of (and premium, if any) and [if applicable, insert - any such] interest on this Security will be made at the office or agency of the Corporation maintained for that purpose in the City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert - ; provided, however, that at the option of the Corporation payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen
(16) days prior to the date for payment by the Person entitled thereto].

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed under its corporate seal.

Dated at Date of Authentication:              EDISON INTERNATIONAL

                                              By
                                                  ----------------------------

Attest:

------------------------------------

Section 203. Form of Reverse of Security.

     This Security is one of a duly authorized issue of securities of the Corporation (herein called the "Securities"), issued and to be issued in one or more series under a Subordinated Indenture, dated as of __________, ______ (herein called the "Indenture," which term shall have the meaning assigned to it in such instrument), between the Corporation and The Chase Manhattan Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Corporation, the Trustee, the holders of the Senior Indebtedness and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert - , limited in aggregate principal amount to $__________].

     [If applicable, insert - The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [if applicable, insert -
(1) on ____________ in any year commencing with the year _____ and ending with the year _____ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [if applicable, insert - on or after ___________, ____], as a whole or in part, at the election of the Corporation, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [if applicable, insert - on or before _________________, ___%, and if redeemed] during the 12-month period beginning _________ of the years indicated,

       Year        Redemption Price            Year            Redemption Price
       ----        ----------------            ----            ----------------


and thereafter at a Redemption Price equal to ____% of the principal amount, together in the case of any such redemption [if applicable, insert - (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

     [If applicable, insert - The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on ____________ in any year commencing with the year ______ and ending with the year _____ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [if applicable, insert - on or after _____________], as a whole or in part, at the election of the Corporation, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12- month period beginning ________ of the years indicated,

              Redemption Price for               Redemption Price for
               Redemption Through                Redemption Otherwise
                Operation of the                Than Through Operation
   Year           Sinking Fund                   of the Sinking Fund
   ----       --------------------              ----------------------



and thereafter at a Redemption Price equal to _____% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

     [If applicable, insert - Notwithstanding the foregoing, the Corporation may not, prior to _________, redeem any Securities of this series as contemplated by [if applicable, insert - Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Corporation (calculated in accordance with generally accepted financial practice) of less than ____% per annum.]

     [If applicable, insert - The sinking fund for this series provides for the redemption on __________ in each year beginning with the year _______ and ending with the year ______ of [if applicable, insert - not less than $___________ ("mandatory sinking fund") and not more than] $____________ aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Corporation otherwise than through [if applicable, insert - mandatory] sinking fund payments may be credited against subsequent [if applicable, insert - mandatory] sinking fund payments otherwise required to be made [if applicable, insert - , in the inverse order in which they become due].]

     [If the Security is subject to redemption of any kind, insert - In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

     [If applicable, insert - The Indenture contains provisions for defeasance at any time of [the entire indebtedness of this Security] [or] [certain restrictive covenants and Events of Default with respect to this Security] [, in each case] upon compliance with certain conditions set forth in the Indenture.]

     [If the Security is not an Original Issue Discount Security, insert - If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

     [If the Security is an Original Issue Discount Security, insert - If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to [insert formula for determining the amount]. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Corporation's obligations in respect of the payment of the principal of and premium and interest, if any, on the Securities of this series shall terminate.]

     The indebtedness represented by the Securities of this series is, to the extent and in a manner set forth in the Indenture, expressly subordinated in right of payment to the prior payment in full of all Senior Indebtedness, as defined in the Indenture, with respect to this series, and this Security is issued subject to such provisions, and each Holder of this Security, by acceptance thereof, agrees to and shall be bound by such provisions and authorizes and directs the Trustee in his, her or its behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and appoints the Trustee his, her or its attorney-in-fact, as the case may be, for any and all such purposes.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Securities of all series affected under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of a majority in principal amount of the Securities of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Securities of all series at the time Outstanding with respect to which a default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of the Securities of all such series, to waive, with certain exceptions, such past default with respect to all such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Corporation in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of [$1,000 and any integral multiple thereof]. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     The Indenture and the Securities issued hereby shall be governed by and construed in accordance with the laws of the State of California, except that the rights, duties, indemnities and immunities of the Trustee shall be governed by the laws of the State of New York.

Section 204. Form of Legend for Global Securities.

     Unless otherwise specified as contemplated by Section 301 for the Securities evidenced thereby, every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Section 205. Form of Trustee's Certificate of Authentication.

     The Trustee's certificate of authentication shall be in substantially the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:                                        The Chase Manhattan Bank,
      --------------------                    As Trustee
                                              By:
                                                 ------------------------------
                                                       Authorized Signatory

                                  ARTICLE III.

                                 THE SECURITIES

Section 301.  Amount Unlimited; Issuable in Series.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series with the Securities issued hereunder being expressly subordinated in right of payment, to the extent and in the manner set forth in Article Fourteen, to all Senior Indebtedness of the Corporation. There shall be established in or pursuant to a Board Resolution and, subject to Section 303, set forth, or determined in the manner provided, in an Officer's Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

     (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

     (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1106 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

     (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

     (4) the date or dates on which the principal of any Securities of the series is payable or the method by which such date shall be determined and the right, if any, to shorten or extend the date on which the principal of any Securities of the series is payable and the conditions to any such change;

     (5) the rate or rates at which any Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined; the date or dates from which any such interest shall accrue; the Interest Payment Dates on which any such interest shall be payable; the manner (if any) of determination of such Interest Payment Dates; and the Regular Record Date, if any, for any such interest payable on any Interest Payment Date;

     (6) the right, if any, to extend the interest payment periods and the terms of such extension or extensions;

     (7) the place or places where the principal of and any premium and interest on any Securities of the series shall be payable and whether, if acceptable to the Trustee, any principal of such Securities shall be payable without presentation or surrender thereof;

     (8) the period or periods within which, or the date or dates on which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Corporation and, if other than by a Board Resolution, the manner in which any election by the Corporation to redeem the Securities shall be evidenced;

     (9) the obligation, if any, of the Corporation to redeem or purchase any Securities of the series pursuant to any sinking fund, purchase fund or analogous provisions or at the option of the Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

     (10) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Securities of the series shall be issuable;

     (11) if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

     (12) if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for purposes of the definition of "Outstanding" in Section 101;

     (13) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Corporation or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

     (14) if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

     (15) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

     (16) if either or both of Sections 1302 and 1303 do not apply to any Securities of the series;

     (17) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositary or Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 204 and any circumstances in addition to or in lieu of those set forth in Clause (2) of the last paragraph of Section 305 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

     (18) any addition, modification or deletion of any Events of Default or covenants provided with respect to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 502;

     (19) any addition to or change in the covenants set forth in Article Ten which applies to Securities of the series;

     (20) the subordination of the Securities of such series to any other indebtedness of the Corporation, including, without limitation, the Securities of any other series; and

     (21) any other terms of the series.

     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officer's Certificate referred to above or in any such indenture supplemental hereto.

     If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Corporation and delivered to the Trustee at or prior to the delivery of the Officer's Certificate setting forth the terms or the manner of determining the terms of the series.

     With respect to Securities of a series offered in a Periodic Offering, the Board Resolution (or action taken pursuant thereto), Officer's Certificate or supplemental indenture referred to above may provide general terms or parameters for Securities of such series and provide either that the specific terms of particular Securities of such series shall be specified in a Company Order or that such terms shall be determined by the Corporation in accordance with other procedures specified in a Company Order as contemplated by the third paragraph of Section 303.

     Notwithstanding Section 301(2) herein and unless otherwise expressly provided with respect to a series of Securities, the aggregate principal amount of a series of Securities may be increased and additional Securities of such series may be issued up to the maximum aggregate principal amount authorized with respect to such series as increased.

Section 302.  Denominations.

     The Securities of each series shall be issuable only in fully registered form without coupons and only in such denominations as shall be specified as contemplated by Section 301. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 303. Execution, Authentication, Delivery and Dating.

     The Securities shall be executed on behalf of the Corporation by its Chairman of the Board, its Chief Executive Officer, its President, a Vice President or the Treasurer, under its corporate seal reproduced thereon (which may be by facsimile) attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Corporation shall bind the Corporation, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Corporation may deliver Securities of any series executed by the Corporation to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities, provided, however, that in the case of Securities offered in a Periodic Offering, the Trustee shall authenticate and deliver such Securities from time to time in accordance with such other procedures (including, without limitation, the receipt by the Trustee of oral or electronic instructions from the Corporation or its duly authorized agents, promptly confirmed in writing) acceptable to the Trustee as may be specified by or pursuant to a Company Order delivered to the Trustee prior to the time of the first authentication of Securities of such series. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

     (1) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

     (2) if the terms of such Securities have been, or in the case of Securities of a series offered in a Periodic Offering, will be, established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been, or in the case of Securities of a series offered in a Periodic Offering, will be, established in conformity with the provisions of this Indenture, subject, in the case of Securities of a series offered in a Periodic Offering, to any conditions specified in such Opinion of Counsel; and

     (3) that such Securities, when issued and executed by the Corporation and when authenticated and delivered by the Trustee in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Corporation enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

     Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officer's Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

     With respect to Securities of a series offered in a Periodic Offering, the Trustee may rely, as to the authorization by the Corporation of any of such Securities, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and the other documents delivered pursuant to Sections 201 and 301 and this Section, as applicable, in connection with the first authentication of Securities of such series.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Corporation, and the Corporation shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 304. Temporary Securities.

     Pending the preparation of definitive Securities of any series, the Corporation may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

     If temporary Securities of any series are issued, the Corporation will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Corporation in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Corporation shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

Section 305. Registration, Registration of Transfer and Exchange.

     The Corporation shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office or in any other office or agency of the Corporation in a Place of Payment being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Corporation shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

     Upon surrender for registration of transfer of any Security of a series at the office or agency of the Corporation in a Place of Payment for that series, the Corporation shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount.

     At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Corporation shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the legal, valid and binding obligations of the Corporation, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Corporation or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1106 not involving any transfer.

     If the Securities of any series (or of any series and specified tenor) are to be redeemed, the Corporation shall not be required (A) to issue, register the transfer of or exchange any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

     The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

     (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

     (2) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary has notified the Corporation that it is unwilling or unable to continue as Depositary for such Global Security and a successor Depositary has not been appointed by the Corporation within 90 days of receipt by the Corporation of such notification, (B) if at any time the Depositary ceases to be a clearing agency registered under the Exchange Act at a time when the Depositary is required to be so registered to act as such Depositary and no successor Depositary shall have been appointed by the Corporation within 90 days after it became aware of such cessation, or (C) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 301. Notwithstanding the foregoing, the Corporation may at any time in its sole discretion determine that Securities issued in the form of a Global Security shall no longer be represented in whole or in part by such Global Security, and the Trustee, upon receipt of a Company Order therefor, shall authenticate and deliver definitive Securities in exchange in whole or in part for such Global Security.

     (3) Subject to Clause (2) above, any exchange or transfer of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for or upon transfer of a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

     (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 304, 306, 906 or 1106 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

Section 306. Mutilated, Destroyed, Lost and Stolen Securities.

     If any mutilated Security is surrendered to the Trustee, the Corporation shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Corporation and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Corporation or the Trustee that such Security has been acquired by a bona fide purchaser, the Corporation shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Corporation in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, the Corporation may require the payment of a sum sufficient to cover any tax, fee, assessment or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and its agents and counsel) connected therewith.

     Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307.  Payment of Interest; Interest Rights Preserved.

     Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

     Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Corporation, at its election in each case, as provided in Clause (1) or (2) below:

     (1) The Corporation may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The

          Corporation shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Corporation shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Corporation of such Special Record Date and, in the name and at the expense of the Corporation, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series in the manner set forth in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

     (2) The Corporation may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Corporation to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 308. Persons Deemed Owners.

     Prior to due presentment of a Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Corporation, the Trustee nor any agent of the Corporation or the Trustee shall be affected by notice to the contrary.

Section 309.  Cancellation.

     All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Corporation may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Corporation may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Corporation has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of in its customary manner or as directed by a Company Order; provided, however, that the Trustee shall not be required to destroy such canceled Securities.

Section 310.  Computation of Interest.

     Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 311.  CUSIP Numbers.

     The Corporation in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                                   ARTICLE IV.

                           SATISFACTION AND DISCHARGE

Section 401. Satisfaction and Discharge of Indenture.

     This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Corporation, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

     (1)  either

          (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and
               (ii) Securities for whose payment money
               has theretofore been deposited in trust or segregated and held in trust by the Corporation and thereafter repaid to the Corporation or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

          (B) all such Securities not theretofore delivered to the Trustee for cancellation

               (i)  have become due and payable, or

               (ii) will become due and payable at their Stated Maturity within one year, or

               (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Corporation, and the Corporation, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose (i) money in an amount, (ii) Government Obligations (as defined in Section 1304) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the due date of any payment, money in an amount, or (iii) a combination thereof, sufficient, in the case of
                    (ii) or (iii), in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

     (2) the Corporation has paid or caused to be paid all other sums payable hereunder by the Corporation; and

     (3) the Corporation has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Corporation to the Trustee under Section 607, the obligations of the Corporation to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause
(1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

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

Section 402.  Application of Trust Money.

     Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Corporation acting as its own Paying Agent), to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

                                   ARTICLE V.

                                    REMEDIES

Section 501. Events of Default.

     "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless it is inapplicable to a particular series or is specifically deleted or modified in the Board Resolution (or action taken pursuant thereto), Officer's Certificate or supplemental indenture under which such series of Securities is issued or has been deleted or modified in an indenture supplemental hereto:

     (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; provided, however, that if the Corporation is permitted by the terms of the Securities of such series to defer the payment in question, the date on which such payment is due and payable shall be the date on which the Corporation is required to make payment following such deferral, if such deferral has been elected pursuant to the terms of the Securities; or

     (2) default in the payment of the principal of or any premium on any Security of that series at its Maturity; or

     (3) default in the making of any sinking fund payment, when and as due by the terms of a Security of that series, and continuance of such default for a period of 60 days; or

     (4) default in the performance, or breach, of any covenant of the Corporation in this Indenture (other than a covenant a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Corporation by the Trustee or to the Corporation and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, unless the Trustee, or the Trustee and the Holders of a principal amount of Securities of such series not less than the principal amount of Securities the Holders of which gave such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; provided, however, that the Trustee, or the Trustee and the Holders of such principal amount of Securities of such series, as the case may be, shall be deemed to have agreed to an extension of such period if corrective action is initiated by the Corporation within such period and is being diligently pursued; or

     (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Corporation in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Corporation a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Corporation under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Corporation or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

     (6) the commencement by the Corporation of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Corporation in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Corporation or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the authorization of any such action by the Board of Directors; or

     (7) any other Event of Default provided with respect to Securities of that series.

Section 502. Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) to be due and payable immediately, by a notice in writing to the Corporation (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of such series, by written notice to the Corporation and the Trustee, may rescind and annul such declaration and its consequences if

     (1) the Corporation has paid or deposited with the Trustee a sum sufficient to pay

          (A)  all overdue interest on all Securities of that series,

          (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

          (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

          (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

          and

     (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

     No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

         The Corporation covenants that if

     (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

     (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

          the Corporation will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Corporation fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Corporation or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Corporation or any other obligor upon such Securities, wherever situated.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504. Trustee May File Proofs of Claim.

     In case of any judicial proceeding relative to the Corporation (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607.

     No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

Section 505. Trustee May Enforce Claims Without Possession of Securities.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 506. Application of Money Collected.

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     First: To the payment of all amounts due the Trustee under Section 607;

     Second: Subject to Article XIV, to the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

     Third: To the payment of the balance, if any, to the Corporation.

Section 507. Limitation on Suits.

     No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

     (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

     (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of all affected series, considered as one class, or, in the case of an Event of Default of the character specified above in Section 501(1), (2) or (3), that series, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

     (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

     (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

     (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of all affected series, considered as one class, or, in the case of an Event of Default of the character specified above in Section 501(1), (2) and (3), that series, it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 508. Unconditional Right of Holders to Receive Principal,
             Premium and Interest.

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 509.  Restoration of Rights and Remedies.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Corporation, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 510. Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511.  Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.

     Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 512.  Control By Holders.

     The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided that

     (1) such direction shall not be in conflict with any rule of law or with this Indenture,

     (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

     (3) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would involve the Trustee in personal liability.

     If an Event of Default is continuing with respect to all Outstanding Securities, the Holders of a majority in principal amount of all the Outstanding Securities, considered as one class, shall have the right to make such direction, and not the Holders of Securities of any one series.

Section 513.  Waiver of Past Defaults.

     The Holders of not less than a majority in principal amount of the Outstanding Securities of all series with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class) may, on behalf of the Holders of all Securities of all such series, waive such past default under the Indenture and its consequences, except a default

     (1) in the payment of the principal of or any premium or interest on any Security of such series, or

     (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of the series affected.

     Upon any such waiver, such default shall cease to exist and be deemed not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514. Undertaking for Costs.

     In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs, including legal fees and expenses of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in (i) any suit instituted by the Trustee, (ii) any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or (iii) any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption
Date).

Section 515.  Waiver of Stay or Extension Laws.

     The Corporation covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Corporation (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI.

                                   THE TRUSTEE

Section 601.  Certain Duties and Responsibilities.

     The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

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

Section 602.  Notice of Defaults.

     If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

Section 603.  Certain Rights of Trustee.

     Subject to the provisions of Section 601:

     (1) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (2) any request or direction of the Corporation mentioned herein shall be sufficiently evidenced by a Company Request or Company Order or as otherwise expressly provided herein, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

     (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate and such Officer's Certificate shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof;

     (4) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document;

     (7) the Trustee shall not be liable for the observance as a Business Day of a day on which banking institutions in Los Angeles, California (but not the banking institutions in the Place of Payment), are authorized or obligated by law or executive order to remain closed if the Trustee does not have actual knowledge that banking institutions in Los Angeles, California, are authorized or obligated by law or executive order to remain closed on such day; and

     (8) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

Section 604. Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Corporation, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Corporation of Securities or the proceeds thereof.

Section 605. May Hold Securities.

     The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Corporation, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Corporation with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 606. Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Corporation.

Section 607. Compensation and Reimbursement.

     The Corporation agrees

     (1) to pay to the Trustee from time to time such compensation as shall be agreed to in writing between the Corporation and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith; and

     (3) to indemnify and defend the Trustee and its officers, directors, employees, representatives and agents for, and to hold it harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income of the Trustee) of whatever kind or nature regardless of their merit incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim whether asserted by the Corporation, a Holder or any other Person and all reasonable attorneys fees, consultants fees, expenses and court costs or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     The Trustee shall have a lien prior to the Securities upon all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 607, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

     Without limiting any rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(5) or Section 501(6), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

     The provisions of this Section shall survive the termination of this Indenture and the earlier resignation or removal of the Trustee.

Section 608. Conflicting Interests.

     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series.

Section 609. Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder with respect to the Securities of each series, which may be Trustee hereunder for Securities of one or more other series. Each Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 610. Resignation and Removal; Appointment of Successor.

     No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

     The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Corporation. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Corporation, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Corporation. Upon such removal, the Corporation may petition, at its expense, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     If at any time:

     (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Corporation or by any Holder who has been a bona fide Holder of a Security for at least six months, or

     (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Corporation or by any such Holder, or

     (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Corporation by a Board Resolution may remove the Trustee with respect to all Securities, or (B) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

     If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Corporation, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor

Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Corporation and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Corporation. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Corporation or the Holders and accepted appointment in the manner required by
Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     The Corporation shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 611.  Acceptance of Appointment by Successor.

     In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Corporation and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Corporation or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Corporation, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3)
shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Corporation or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     Upon request of any such successor Trustee, the Corporation shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 612. Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 613. Preferential Collection of Claims Against Corporation.

     If and when the Trustee shall be or become a creditor of the Corporation (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Corporation (or any such other obligor).

Section 614.      Appointment of Authenticating Agent.

     The Trustee may appoint an Authenticating Agent or Agents acceptable to the Corporation with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to
Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Corporation and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided that such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Corporation. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Corporation. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Corporation and shall give notice of such appointment in the manner provided in Section 106 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Corporation agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

     If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:
       -------------------                  The Chase Manhattan Bank,
                                            As Trustee


                                            By:
                                                  ----------------------------
                                                     As Authenticating Agent


                                            By:
                                                     -------------------------
                                                       Authorized Signatory

Section 615.  Trustee's Application for Instructions from the Corporation.

     Any application by the Trustee for written instructions from the Corporation may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable to the Corporation for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the Corporation actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

                                  ARTICLE VII.

              HOLDERS' LISTS AND REPORTS BY TRUSTEE AND CORPORATION

Section 701. Corporation to Furnish Trustee Names and Addresses of Holders.

     The Corporation will furnish or cause to be furnished to the Trustee

     (1) 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of each series as of such Regular Record Date, and

     (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Corporation of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

Section 702.  Preservation of Information; Communications to Holders.

     The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

     The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

     Every Holder of Securities, by receiving and holding the same, agrees with the Corporation and the Trustee that neither the Corporation nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

Section 703. Reports by Trustee.

     The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within 60 days after each May 15 following the date of this Indenture, deliver to Holders a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a).

     A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Corporation. The Corporation will promptly notify the Trustee when any Securities are listed on any stock exchange or any delisting thereof.

Section 704.  Reports by Corporation.

     The Corporation shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Corporation's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer's Certificates).

                                  ARTICLE VIII.

                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

Section 801.  Corporation May Consolidate, Etc., Only on Certain Terms.

     The Corporation shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and no Person shall consolidate with or merge into the Corporation or convey, transfer or lease its properties and assets substantially as an entirety to the Corporation, unless:

     (1) in case the Corporation shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Corporation is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Corporation substantially as an entirety shall be a corporation, partnership, limited liability company or trust organized and existing under the laws of the United States of America or any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Corporation to be performed or observed;

     (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice of lapse of time, or both, would become an Event of Default, shall have occurred and be continuing;

     (3) such other conditions as may be specified pursuant to Section 301 with respect to the Securities of any series shall have been satisfied; and

     (4) the Corporation shall deliver to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or transfer and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with; and the Trustee, subject to Section 601, may rely upon such Officer's Certificate and Opinion of Counsel as conclusive evidence that such transaction complies with this Section 801.

Section 802. Successor Substituted.

     Upon any consolidation of the Corporation with, or merger of the Corporation into, any other Person or any conveyance or transfer of the properties and assets of the Corporation as an entirety or substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Corporation is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Corporation under this Indenture with the same effect as if such successor

Person had been named as the Corporation herein, and thereafter the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

     Such successor Person may cause to be signed, and may issue either in its own name or in the name of the Corporation, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Corporation and delivered to the Trustee; and, upon the order of such successor Person instead of the Corporation, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Corporation to the Trustee for authentication pursuant to such provisions and any Securities which such successor Person thereafter shall cause to be signed and delivered to the Trustee on its behalf for the purpose pursuant to such provisions. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

     In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form may be made in the Securities thereafter to be issued as may be appropriate.

                                   ARTICLE IX.

                             SUPPLEMENTAL INDENTURES

Section 901. Supplemental Indentures Without Consent of Holders.

     Without the consent of any Holders, the Corporation, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

     (1) to evidence the succession of another Person to the Corporation and the assumption by any such successor of the covenants of the Corporation herein and in the Securities; or

     (2) to add to the covenants of the Corporation for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Corporation; or

     (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

     (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to facilitate the issuance of Securities in uncertificated form; or

     (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities; provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no such Security Outstanding; or

     (6)  to secure the Securities; or

     (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

     (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611; or

     (9) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided that such action pursuant to this Clause (9) shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

Section 902. Supplemental Indentures With Consent of Holders.

     With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected by such supplemental indenture (voting as one class), by Act of said Holders delivered to the Corporation and the Trustee, the Corporation, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture, or modifying in any manner the rights of the Holders of Securities under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

     (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security (other than pursuant to the terms of such Security), or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security or any other Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
          Section 502 or change the coin or currency in which any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

     (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

     (3) modify any of the provisions of this Section, Section 513 or Section 1006, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1006, or the deletion of this proviso, in accordance with the requirements of Sections 611 and 901(8).

          A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903. Execution of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in conclusively relying upon, an Opinion of Counsel and an Officer's Certificate stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and all, if any, conditions precedent have been complied with. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 904. Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 905. Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

Section 906. Reference in Securities to Supplemental Indentures.

     Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Corporation shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Corporation, to any such supplemental indenture may be prepared and executed by the Corporation and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

Section 907. Subordination Unimpaired.

     This Indenture may not be amended to alter the subordination of any of the Outstanding Securities without the written consent of each holder of Senior Indebtedness then outstanding that would be adversely affected thereby.

                                   ARTICLE X.

                                   COVENANTS

Section 1001. Payment of Principal, Premium and Interest.

     The Corporation covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

Section 1002. Maintenance of Office or Agency.

     The Corporation will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Corporation in respect of the Securities of that series and this Indenture may be served. The Corporation will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Corporation shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Corporation hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Corporation may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Corporation of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Corporation will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 1003. Money for Securities Payments to Be Held in Trust.

     If the Corporation shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Corporation shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Corporation will promptly notify the Trustee of its action or failure so to act.

     The Corporation will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided, (2) give the Trustee notice of any default by the Corporation (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest, (3) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (4) during the continuance of any default by the Corporation (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

     The Corporation may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust hereunder by the Corporation or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Corporation or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Corporation, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Corporation on Company Request, or (if

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

then held by the Corporation) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Corporation for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Corporation as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Corporation cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Corporation.

Section 1004.  Corporate Existence.

     Subject to Article Eight, the Corporation will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises.

Section 1005.  Statement by Officers as to Default.

     The Corporation will deliver to the Trustee, on or before October 15 of each calendar year or on or before such other day in each calendar year as the Corporation and the Trustee may from time to time agree upon, an Officer's Certificate, stating whether or not to the best knowledge of the signers thereof the Corporation is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Corporation shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

Section 1006.  Waiver of Certain Covenants.

     Except as otherwise specified as contemplated by Section 301 for Securities of such series, the Corporation may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 301(19), 901(2) or 901(7) for the benefit of the Holders of such series if before the time for such compliance the Holders of not less than a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Corporation and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

Section 1007. Calculation of Original Issue Discount.

     The Corporation shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual

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

periods) accrued on Outstanding Securities as of the end of such year and
(ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

                                   ARTICLE XI.

                            REDEMPTION OF SECURITIES

Section 1101. Applicability of Article.

     Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for such Securities) in accordance with this Article.

Section 1102. Election to Redeem; Notice to Trustee.

     The election of the Corporation to redeem any Securities shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such Securities. In case of any redemption at the election of the Corporation, the Corporation shall, at least 45 days prior to the Redemption Date fixed by the Corporation (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities (A) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (B) pursuant to an election of the Corporation which is subject to a condition specified in the terms of such Securities or elsewhere in this Indenture, the Corporation shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction or condition.

Section 1103. Selection by Trustee of Securities to Be Redeemed.

     If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series; provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

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

     The Trustee shall promptly notify the Corporation in writing of the Securities selected for redemption as aforesaid and, in the case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

     The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 1104. Notice of Redemption.

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

     All notices of redemption shall identify the Securities to be redeemed (including CUSIP number(s)) and shall state:

     (1)  the Redemption Date;

     (2)  the Redemption Price;

     (3) if less than all the Outstanding Securities of any series and of a specified tenor consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series and of a specified tenor consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed;

     (4) that on the Redemption Date the Redemption Price, together with accrued interest, if any, to the Redemption Date, will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

     (5) the place or places where each such Security is to be surrendered for payment of the Redemption Price and accrued interest, if any, unless it shall have been specified as contemplated by Section 301 with respect to such Securities that such surrender shall not be required;

     (6)  that the redemption is for a sinking fund, if such is the case; and

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

     (7) such other matters as the Corporation shall deem desirable or appropriate.

     Unless otherwise specified with respect to any Securities in accordance with Section 301, with respect to any redemption of Securities at the election of the Corporation, unless, upon the giving of notice of such redemption, Defeasance shall have been effected with respect to such Securities pursuant to
Section 1302, such notice may state that such redemption shall be conditional upon the receipt by the Trustee or the Paying Agent(s) for such Securities, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and any premium and interest on such Securities and that if such money shall not have been so received such notice shall be of no force or effect and the Corporation shall not be required to redeem such Securities. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made, and the Trustee or Paying Agent(s) for the Securities otherwise to have been redeemed shall promptly return to the Holders thereof any of such Securities which had been surrendered for payment upon such redemption.

     Notice of redemption of Securities to be redeemed at the election of the Corporation, and any notice of non-satisfaction of redemption as aforesaid, shall be given by the Corporation or, at the Corporation's request, by the Trustee in the name and at the expense of the Corporation. Subject to the preceding paragraph, any such notice of redemption shall be irrevocable.

Section 1105. Deposit of Redemption Price.

     On or prior to the Redemption Date specified in the notice of redemption given as provided in Section 1104, the Corporation will deposit with the Trustee or with one or more Paying Agents (or if the Corporation is acting as its own Paying Agent, the Corporation will segregate and hold in trust as provided in
Section 1003) an amount of money sufficient to pay the Redemption Price of, and any accrued interest on, all the Securities which are to be redeemed on that date.

Section 1106. Securities Payable on Redemption Date.

     Notice of redemption having been given as aforesaid, and the conditions, if any, set forth in such notice having been satisfied, the Securities or portions thereof so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless, in the case of an unconditional notice of redemption, the Corporation shall default in the payment of the Redemption Price and accrued interest, if any) such Securities or portions thereof, if interest-bearing, shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security or portion thereof shall be paid by the Corporation at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that no such surrender shall be a condition to such payment if so specified as contemplated by Section 301 with respect to such Security, and provided further that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close

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

of business on the relevant Record Dates according to their terms and the provisions of Section 307.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 1107. Securities Redeemed in Part.

     Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Corporation or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Corporation and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Corporation shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                  ARTICLE XII.

                                  SINKING FUNDS

Section 1201. Applicability of Article.

     The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series except as otherwise specified as contemplated by Section 301 for such Securities.

     The minimum amount of any sinking fund payment provided for by the terms of any Securities is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of such Securities is herein referred to as an "optional sinking fund payment." If provided for by the terms of any Securities, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities as provided for by the terms of such Securities.

Section 1202. Satisfaction of Sinking Fund Payments with Securities.

     The Corporation (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Corporation pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to any Securities of such series required to be made pursuant to the terms of such Securities as and to the extent provided for by the terms of such Securities; provided that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the Redemption Price, as

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

specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 1203. Redemption of Securities for Sinking Fund.

     Not less than 45 days prior to each sinking fund payment date for any Securities, the Corporation will deliver to the Trustee an Officer's Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities pursuant to
Section 1202 and stating the basis for such credit and that such Securities have not been previously so credited and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days prior to each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Corporation in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1105 and 1106.

                                  ARTICLE XIII.

                       DEFEASANCE AND COVENANT DEFEASANCE

Section 1301. Applicability of Article.

     Unless, pursuant to Section 301, provision is made that either or both of
(A) defeasance of any Securities or any series of Securities under Section 1302 and (B) covenant defeasance of any Securities or any series of Securities under
Section 1303 shall not apply to such Securities of a series, then the provisions of either or both of Sections 1302 and Section 1303, as the case may be, together with Sections 1304 and 1305, shall be applicable to the Outstanding Securities of such series upon compliance with the conditions set forth below in this Article.

Section 1302. Defeasance and Discharge.

     The Corporation may cause itself to be discharged from its obligations with respect to any Securities or any series of Securities on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Corporation shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Corporation, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due, (2) the Corporation's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003 and with respect to the Trustee under Section 607, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder

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

and (4) this Article. Subject to compliance with this Article, Defeasance with respect to any Securities or any series of Securities by the Corporation is permitted under this Section 1302 notwithstanding the prior exercise by the Corporation of its rights under Section 1303 with respect to such Securities. Following a Defeasance, payment of such Securities may not be accelerated because of an Event of Default.

Section 1303. Covenant Defeasance.

     The Corporation may cause itself to be released from its obligations under any covenants provided pursuant to Section 301(19), 901(2), 901(6) or 901(7) with respect to any Securities or any series of Securities for the benefit of the Holders of such Securities and the occurrence of any event specified in Sections 501(4) (with respect to any such covenants provided pursuant to Section 301(19), 901(2), 901(6) or 901(7)) or 501(7) shall be deemed not to be or result in an Event of Default with respect to such Securities as provided in this Section, in each case on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Corporation may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 501(4)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

Section 1304. Conditions to Defeasance or Covenant Defeasance.

     The following shall be the conditions to the application of Section 1302 or
Section 1303 to any Securities or any series of Securities, as the case may be:

     (1) The Corporation shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the case of (B) or (C), in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, the principal of and any premium and interest on such Securities on the respective Stated Maturities or on any Redemption Date established pursuant to Clause (3) below, in accordance with the terms of this Indenture and such Securities. As used herein, "Government Obligation" means (x) any security which is
          (i) a direct obligation of the United States of America or the government which issued the foreign currency in which such Securities are payable, for the payment of which its full faith and credit is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or such government which issued the foreign currency in which such Securities are payable, the payment of

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

          which is unconditionally guaranteed as a full faith and credit obligation by the United States of America or such other government, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any Government Obligation which is specified in clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the Government Obligation orthe specific payment of principal or interest evidenced by such depositary receipt.

     (2) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 501(5) and (6), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

     (3) If the Securities are to be redeemed prior to Stated Maturity (other than from mandatory sinking fund payments or analogous payments), notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee shall have been made.

     (4) The Corporation shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

Section 1305. Deposited Money and Government Obligations to Be Held in
              Trust; Miscellaneous Provisions.

     Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 1304 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Corporation acting as its own Paying Agent), to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

     The Corporation shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

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

     Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Corporation from time to time upon Company Request any money or Government Obligations held by it as provided in Section 1304 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.

                                  ARTICLE XIV.

                                  SUBORDINATION

Section 1401. Securities Subordinated to Senior Indebtedness.

     Except as otherwise specified as contemplated by Section 301 for any series of Securities, the Corporation covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that the indebtedness represented by the Securities of any series and the payment of the principal of and any premium or interest on each and all of the Securities of each series is subordinate, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Indebtedness. Senior Indebtedness shall continue to be Senior Indebtedness and entitled to the benefits of these subordination provisions irrespective of any amendment, modification or waiver of any term of the Senior Indebtedness or extension or renewal of the Senior Indebtedness.

     In the event (a) of any payment by, or distribution of assets of, the Corporation of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding-up, liquidation or reorganization of the Corporation, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, or (b) subject to the provisions of Section 1402 that (i) a default shall have occurred and be continuing with respect to the payment of principal, interest or any other monetary amounts due and payable on any Senior Indebtedness and such default shall have continued beyond the period of grace, if any, specified in the instrument evidencing such Senior Indebtedness (and the Trustee shall have received written notice thereof from the Corporation or one or more holders of Senior Indebtedness or their representative or representatives or the trustee or trustees under any indenture pursuant to which any such Senior Indebtedness may have been issued), or (ii) the maturity of any Senior Indebtedness shall have been accelerated because of a default in respect of such Senior Indebtedness (and the Trustee shall have received written notice thereof from the Corporation or one or more holders of Senior Indebtedness or their representative or representatives or the trustee or trustees under any indenture pursuant to which any such Senior Indebtedness may have been issued), then:

     (i) the holders of all Senior Indebtedness shall first be entitled to receive, in the case of (a) above, payment of all amounts due or to become due upon all Senior Indebtedness and, in the case of subclauses
          (i) and of clause (b) above, payment of all amounts due thereon, or provision shall be made for such payment in money or money's worth, before the Holders of any of the Securities are entitled to receive any payment on

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

          account of the principal of or any premium or interest on the indebtedness evidenced by the Securities, including, without limitation, anypayments made pursuant to Article Eleven or Article Twelve;

     (ii) any payment by, or distribution of assets of, the Corporation of any kind or character, whether in cash, property or securities, to which the Holders of any of the Securities would be entitled except for the provisions of this Article, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Corporation being subordinated to the payment of such Securities, shall be paid or delivered by the Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of such Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders of the indebtedness evidenced by such Securities; and

     (iii) in the event that, notwithstanding the foregoing, any payment by, or distribution of assets of, the Corporation of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Corporation being subordinated to the payment of such Securities, in respect of principal of or any premium or interest on any of the Securities or in connection with the repurchase by the Corporation of any of the Securities, shall be received by the Trustee or the Holders of any of the Securities when such payment or distribution is prohibited pursuant to this Section, such payment or distribution shall be paid over to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any such Senior Indebtedness may have been issued, ratably as aforesaid, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness.

     Notwithstanding the foregoing, at any time after the 90th day following the date of deposit of money or Government Obligations pursuant to Section 1304 (provided all other conditions set out in such Section shall have been satisfied) the funds so deposited and any interest thereon will not be subject to any rights of holders of Senior Indebtedness including, without limitation, those arising under this Article.

     For purposes of this Article Fourteen, the words "cash, property or securities" shall not be deemed to include shares of stock of the Corporation as reorganized or readjusted, or securities of the Corporation or any other Person provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article with respect to the Securities to the payment of all Senior Indebtedness which may at the time be outstanding; provided that (i) the indebtedness or guarantee of indebtedness, as the case may be, that constitutes Senior Indebtedness is assumed by the Person, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of the Senior Indebtedness are not, without the consent of each such holder adversely affected thereby, altered by such reorganization or readjustment. The consolidation of the Corporation with, or the merger of the Corporation into, another Person or the liquidation or dissolution of the Corporation following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another Person upon the terms and conditions provided for in Article Eight hereof shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section if such other Person shall, as part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Eight hereof.

Section 1402. Disputes with Holders of Certain Senior Indebtedness.

     Any failure by the Corporation to make any payment on or perform any other obligation under Senior Indebtedness, other than any indebtedness incurred by the Corporation or assumed or guaranteed, directly or indirectly, by the Corporation for money borrowed (or any deferral, renewal, extension or refunding thereof) or any indebtedness or obligation as to which the provisions of this Section shall have been waived by the Corporation in the instrument or instruments by which the Corporation incurred, assumed, guaranteed or otherwise created such indebtedness or obligation, shall not be deemed a default or event of default under Section 1401(b) if (i) the Corporation shall be disputing its obligation to make such payment or perform such obligation and (ii) either (A) no final judgment relating to such dispute shall have been issued against the Corporation which is in full force and effect and is not subject to further review, including a judgment that has become final by reason of the expiration of the time within which a party may seek further appeal or review, and (B) in the event of a judgment that is subject to further review or appeal has been issued, the Corporation shall in good faith be prosecuting an appeal or other proceeding for review and a stay of execution shall have been obtained pending such appeal or review.

Section 1403. Subrogation.

     Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated (equally and ratably with the holders of all obligations of the Corporation which by their express terms are subordinated to Senior Indebtedness of the Corporation to the same extent as the Securities are subordinated and which are entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Corporation applicable to the Senior Indebtedness until all amounts owing on the Securities shall be paid in full, and as between the Corporation, its creditors other than holders of such Senior Indebtedness and the Holders, no such payment or distribution made to the holders of Senior Indebtedness by virtue of this Article that otherwise would have been made to the Holders shall be deemed to be a payment by the Corporation on account of such Senior Indebtedness, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of Senior Indebtedness, on the other hand.

Section 1404. Obligation of Corporation Unconditional.

     Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Corporation, its creditors other than the holders of Senior Indebtedness and the Holders, the obligation of the Corporation, which is absolute and unconditional, to pay to the Holders the principal of and any premium or interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Corporation other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness in respect of cash, property or securities of the Corporation received upon the exercise of any such remedy.

     Upon payment or distribution of assets of the Corporation referred to in this Article, the Trustee and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any such dissolution, winding-up, liquidation or reorganization proceeding affecting the affairs of the Corporation is pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors, liquidating trustee or agent or other person making any payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Corporation, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

     The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee or representative on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee or representative on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and, if such evidence is not furnished, the Trustee may defer payment to such Person pending judicial determination as to the right of such Person to receive such payment.

Section 1405. Payments on Securities Permitted.

     Nothing contained in this Article or elsewhere in this Indenture or in the Securities shall affect the obligations of the Corporation to make, or prevent the Corporation from making, payment of the principal of or any premium or interest on the Securities in accordance with the provisions hereof and thereof, except as otherwise provided in this Article.

Section 1406.  Effectuation of Subordination by Trustee.

     Each Holder of Securities, by his acceptance thereof, authorizes and directs the Trustee in his, her or its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his, her or its attorney-in-fact, as the case may be, for any and all such purposes.

Section 1407.  Knowledge of Trustee.

     The Corporation shall give prompt written notice to the Trustee of any fact known to the Corporation which would prohibit the making of any payment of moneys to or by the Trustee in respect of the Securities pursuant to the provisions of this Article. Notwithstanding the provisions of this Article or any other provisions of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of moneys to or by the Trustee, or the taking of any other action by the Trustee, unless and until the Trustee shall have received written notice thereof mailed or delivered to the Trustee at its Corporate Trust Office from the Corporation, any Holder, any paying agent or the holder or representative of any Senior Indebtedness; provided that if at least two Business Days prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of the principal or any premium or interest on any Security) the Trustee shall not have received with respect to such moneys the notice provided for in this Section, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to or on or after such date.

Section 1408.  Trustee May Hold Senior Indebtedness.

     The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness at the time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

Section 1409.  Rights of Holders of Senior Indebtedness Not Impaired.

     No right of any present or future holder of any Senior Indebtedness to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Corporation or by any noncompliance by the Corporation with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

     With respect to the holders of Senior Indebtedness, (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture; (ii) the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture; (iii) no implied covenants or obligations shall be read into this Indenture against the Trustee; and (iv) the Trustee shall not be deemed to be a fiduciary as to such holders.

Section 1410.  Trust Moneys Not Subordinated.

     Notwithstanding anything contained herein to the contrary, payments from money or Government Obligations held in trust under Article Four or Article Thirteen by the Trustee for the payment of principal of and any premium or interest on the Securities of any series shall not be subordinated to the prior payment of any Senior Indebtedness of the Corporation or subject to the restrictions set forth in this Article and none of the Holders shall be obligated to pay over any such amount to the Corporation or any holder of Senior Indebtedness or any other creditor of the Corporation.

Section 1411. Article Applicable to Paying Agents.

     In case at any time any paying agent other than the Trustee shall have been appointed by the Corporation and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall otherwise require) be construed as extending to and including such paying agent within its meaning as fully for all intents and purposes as if such paying agent were named in this Article in addition to or in place of the Trustee; provided, however, that Sections 1407 and 1408 shall not apply to the Corporation if it acts as its own paying agent.

Section 1412. Trustee; Compensation Not Prejudiced.

     Nothing in this Article shall apply to claims of, or payments to, the Trustee pursuant to Section 607.

                                   ARTICLE XV.

         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

Section 1501. Indenture and Securities Solely Corporate Obligations.

     No recourse for the payment of the principal of or any premium or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Corporation in this Indenture or in any supplemental indenture, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Corporation or of any successor corporation, either directly or through the Corporation or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     In Witness Whereof, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                              EDISON INTERNATIONAL


                              By
                                   ------------------------
                                      Mary C. Simpson
                                    Assistant Treasurer


Attest:




                              THE CHASE MANHATTAN BANK,
                                      as Trustee


                              By
                                   ------------------------
                                     Authorized Signatory



Attest:




                             EDISON INTERNATIONAL

                                       TO

                            THE CHASE MANHATTAN BANK,
                                   AS TRUSTEE

                          SUPPLEMENTAL INDENTURE NO. 1

                            Dated as of July 26, 1999

                                $592,783,600

                 7.875% Subordinated Deferrable Interest Notes,
                                    Series A

                              EDISON INTERNATIONAL

                                  $592,783,600

                 7.875% Subordinated Deferrable Interest Notes,
                                    Series A



                          SUPPLEMENTAL INDENTURE NO. 1


                  SUPPLEMENTAL INDENTURE No. 1, dated as of July 26, 1999, between Edison International, a California corporation (the "Corporation"), and The Chase Manhattan Bank, a New York banking corporation, as Trustee (the "Trustee").


                                    RECITALS

                  The Corporation and the Trustee have heretofore executed a Subordinated Indenture, dated as of July 26, 1999 (the "Subordinated Indenture"), providing for the issuance from time to time of series of the Corporation's Securities.

                  Section 301 of the Subordinated Indenture provides for various matters with respect to any series of Securities issued under the Subordinated Indenture to be established in an indenture supplemental to the Subordinated Indenture.

                  Section 901 of the Subordinated Indenture provides for the Corporation and the Trustee to enter into an indenture supplemental to the Subordinated Indenture to establish the form or terms of Securities of any series as provided by Sections 201 or 301 of the Subordinated Indenture.

                  For and in consideration of the premises and the issuance of the series of Securities provided for herein, it is mutually covenanted and agreed, for the equal and proportionate benefit of the Holders of the Securities of such series, as follows:

                                   ARTICLE 1

                       RELATION TO INDENTURE; DEFINITIONS

     Section 1.1. This Supplemental Indenture No. 1 constitutes an integral part of the Subordinated Indenture.

     Section 1.2. For all purposes of this Supplemental Indenture No. 1, except as otherwise expressly provided or unless the context otherwise requires:

     (1) capitalized terms used herein without definition shall have the meanings specified in the Subordinated Indenture or in the Trust Agreement, as the case may be;

     (2) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

     (3) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

     (4) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America;

     (5) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Supplemental Indenture No. 1; and

     (6) the words "herein", "hereof', "hereunder" and other words of similar import refer to this Supplemental Indenture No. 1 as a whole and not to any particular Article, Section or other subdivision.

     "Additional Interest" means the interest, if any, that shall accrue on any interest on the Series A Securities the payment of which has not been made on the applicable Interest Payment Date and which shall accrue at the rate per annum as specified in Section 2.5 hereof. Whenever in the Subordinated Indenture, this Supplemental Indenture No. 1 or the Series A Securities there is a reference in any context to the payment of interest on the Series A Securities, such mention shall be deemed to include mention of the payments of the Additional Interest to the extent that Additional Interest is payable on the Series A Securities and express mention of the payment of Additional Interest (if applicable) in any provisions hereof shall not be construed as excluding Additional Interest in those provisions hereof where such express mention is not made.

     "Additional Sums" shall have the meaning specified in Section 2.9 hereof.

     "Additional Taxes" means the sum of any additional taxes, duties and other governmental charges to which EIX Trust I has become subject from time to time as a result of a Tax Event.

     "Allocable Amounts," when used with respect to any Senior Indebtedness, means all amounts due or to become due on such Senior Indebtedness less, if applicable, any amount which would have been paid to, and retained by, the holders of such Senior Indebtedness (whether as a result of the receipt of payments by the holders of such Senior Indebtedness from the Corporation or any other obligor thereon or from any holders of, or trustee in respect of, other indebtedness that is subordinate and junior in right of payment to such Senior Indebtedness pursuant to any provision of such indebtedness for the payment over of amounts received on account of such indebtedness to the holders of such Senior Indebtedness or otherwise) but for the fact that such Senior Indebtedness by its terms is subordinate or junior in right of payment to (or subject to a requirement that amounts received on such Senior Indebtedness be paid over to obligees on) trade accounts payable or accrued liabilities arising in the ordinary course of business.

     "Extension Period" shall have the meaning specified in Section 2.6 hereof.

     "Indebtedness" means, with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (i) every obligation of such Person for money borrowed; (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person; (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business); (v) every capital lease obligation of such Person; (vi) all indebtedness of such Person, whether incurred on or prior to the date of this Supplemental Indenture No. 1 or thereafter incurred, for claims in respect of derivative products, including interest rate, foreign exchange rate and commodity forward contracts, options and swaps and similar arrangements; and
(vii) every obligation of the type referred to in clauses (i) through (vi) of another Person and all dividends and operating lease payments of another Person the payment of which, in either case, such Person has guaranteed or is responsible or liable for, directly or indirectly, as obligor or otherwise.

     "Interest Payment Date" shall have the meaning specified in Section 2.5 hereof.

     "Investment Company Act Event" means that EIX Trust I shall have received an Opinion of Counsel experienced in such matters to the effect that, as a result of the occurrence of a change in law or regulation or a written change in the interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that EIX Trust I is or will be considered an "investment company" that is required to be registered under the Investment Company Act of 1940, as amended, which change becomes effective on or after July
21, 1999.

     "junior  securities"  shall have the  meaning  specified  in  Section  3.15 hereof.

     "Moody's" means Moody's Investors Service, Inc.

     "Proceeding" shall have the meaning specified in Section 3.2 hereof.

     "Regular Record Date" means, for the interest payable on any Interest Payment Date, (i) in the case of Series A Securities represented by one or more Global Securities, the Business Day next preceding such Interest Payment Date and (ii) in the case of Series A Securities not represented by one or more Global Securities, the date which is fifteen days next preceding such Interest Payment Date (whether or not a Business Day).

     "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

     "Senior Indebtedness" means, with respect to the Series A Securities, the principal of (and premium, if any) and interest, if any (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Corporation, whether or not such claim for post-petition interest is allowed in such proceeding), on Indebtedness of the Corporation, whether incurred on or prior to the date of this Supplemental Indenture No. 1 or thereafter incurred, unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are not superior in right of payment to the Series A Securities or to other Indebtedness which is pari passu with, or subordinated to, the Series A Securities; provided, however, that Senior Indebtedness shall not include (a) any Indebtedness of the Corporation which, when incurred and without respect to any election under Section 1111(b) of the Bankruptcy Reform Act of 1978, was without recourse to the Corporation, (b) any Indebtedness of the Corporation to any of its subsidiaries, (c) any Indebtedness of the Corporation to any of its employee not incurred in the ordinary course of business, or (d) any Series A Securities.

     "Series A  Securities"  shall have the  meaning  specified  in Section  2.1 hereof.

     "Special Event" means an Investment Company Act Event or a Tax Event.

     "Subordinated Payment" shall have the meaning specified in Section 3.2 hereof.

     "Tax Event" means the receipt by EIX Trust I of an Opinion of Counsel experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, whether or not such pronouncement or judicial decision is issued to or in connection with a proceeding involving the Corporation or EIX Trust I or is subject to review or appeal, which amendment or change is effective or which pronouncement or decision is announced on or after July 21, 1999 there is more than an insubstantial risk that (i) EIX Trust I is, or will be within 90 days of the date of such Opinion of Counsel, subject to United States federal income tax with respect to income received or accrued on the Series A Securities, (ii) interest payable by the Corporation or original issue discount accruing on the Series A Securities is not, or within 90 days of the date of such Opinion of Counsel, will not be, deductible by the Corporation, in whole or in part, for United States federal income tax purposes or (iii) EIX Trust I is, or will be within 90 days of the date of such Opinion of Counsel, subject to more than a minimal amount of other taxes, duties or other governmental charges.

     "Trust Agreement" means that certain Amended and Restated Trust Agreement, dated as of July 26, 1999, among the Corporation, as Depositor, The Chase Manhattan Bank, as Property Trustee, Chase Manhattan Bank Delaware, as Delaware Trustee, and the Regular Trustees named therein.

                                   ARTICLE 2

                            THE SERIES OF SECURITIES

     Section 2.1. Title of the Series A Securities. There shall be a series of Securities designated the "7.875% Subordinated Deferrable Interest Notes, Series A" (the "Series A Securities").

     Section 2.2. Limitation on Aggregate Principal Amount; Date of Series A Securities. The aggregate principal amount of the Series A Securities shall be limited to $592,783,600. Each Series A Security shall be dated the date of its authentication.

     Section 2.3. Principal Payment Date. Subject to Section 2.4 hereof, the principal amount of the Series A Securities Outstanding (together with any accrued and unpaid interest (including any Additional Interest) thereon) shall be payable in a single installment on July 26, 2029.

     Section 2.4. Shortening or Extension of Stated Maturity. The Corporation shall have the right to (a) shorten the Stated Maturity of the principal of the Series A Securities at any time to any date not earlier than July 26, 2014, and
(b) extend the Stated Maturity of the principal of the Series A Securities at any time at its election for one or more periods, but in no event to a date later than July 26, 2048; provided that, any election by the Corporation to extend the Stated Maturity of the principal of the Series A Securities pursuant to clause (b) above and any extension pursuant to such election, in each case, shall be effective only if (i) the Corporation is not in bankruptcy, otherwise insolvent or in liquidation, (ii) the Corporation is not in default in the payment of any interest or principal on the Series A Securities, (iii) EIX Trust I is not in arrears on payments of Distributions on the Preferred Securities,
(iv) no deferred  Distributions are accumulated on the Preferred  Securities and
(v) the Series A Securities are rated not less than BBB- by S&P or Baa3 by Moody's, or the equivalent by any successor nationally recognized statistical rating organization. In the event the Corporation elects to shorten or extend the Stated Maturity of the Series A Securities, it shall give notice to the Trustee, no less than 30 and no more than 60 days prior to the effectiveness thereof. The Trustee shall give notice of such shortening or extension to the Holders promptly upon receipt.

     Section 2.5. Interest and Interest Rates. The rate of interest on each Series A Security shall be 7.875% per annum, accruing from July 26, 1999 and, subject to Section 2.6 hereof, interest shall be payable, quarterly in arrears, on August 31, November 30, February 28 and May 31 of each year (each such date, an "Interest Payment Date"), commencing August 31, 1999. The rate of any Additional Interest that shall accrue on each Series A Security shall be the same rate per annum. The amount of interest payable for any period shall be computed on the basis of a 360-day year of twelve 30-day months. For any period of less than a full month, interest payable shall reflect interest on the Series A Securities computed on the basis of the actual number of elapsed days based on a month of 30 days in a 360-day year. In the event that any date on which interest is payable on a Series A Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a

Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date such payment was originally payable. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Series A Security is registered in the Security Register at the close of business on the Regular Record Date for such interest installment. The interest so payable on any Series A Security which is not punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name such Series A Security is registered in the Security Register at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Series A Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series A Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Subordinated Indenture.

     Section 2.6. Extension of Interest Payment Period. (a) So long as no Event of Default shall have occurred and be continuing, the Corporation shall have the right, at any time during the term of the Series A Securities, from time to time, to defer the payment of interest on the Series A Securities for up to 20 consecutive quarters with respect to each deferred period (each, an "Extension Period"), during which Extension Periods the Corporation shall have the right to make partial payments of interest on any Interest Payment Date. No Extension Period shall (i) end on a date other than an Interest Payment Date or (ii) extend beyond the Stated Maturity of the principal of the Series A Securities (as shortened or extended pursuant to Section 2.4 hereof). At the end of any such Extension Period the Corporation shall pay all interest then accrued and unpaid on the Series A Securities (together with Additional Interest thereon, if any, at the annual rate of 7.875%, compounded quarterly, to the extent permitted by applicable law).

          (b) During any Extension Period, the Corporation shall not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock, (ii) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem, any debt security issued by it that ranks pari passu with or junior in interest to the Series A Securities or (iii) make any guarantee payments with respect to any guaranty by the Corporation that by its terms rank pari passu with or junior in interest to the Series A Securities; provided, however, that the Corporation may (A) declare dividends in, or make distributions in, shares of its common stock, (B) purchase its common stock if related to the issuance of its common stock under any of the Corporation's benefit plans for its directors, officers or employees, or (C) declare dividends in connection with any stockholder's rights plan, issue its stock under such plan or repurchase any rights distributed pursuant to such plan.

          (c) Prior to the termination of any Extension Period, the Corporation may further extend the interest payment period. Notwithstanding any provision of this Supplemental Indenture No. 1 or the Subordinated Indenture to the contrary, no Extension Period (as so extended) shall exceed 20 consecutive quarters or extend beyond the Stated Maturity of the Series A Securities. Upon termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due, the Corporation may elect to begin a new Extension Period, subject to the requirements of this Section 2.6. No interest shall be due and payable during an Extension Period, except at the end thereof.

          (d) The Corporation shall give the Property Trustee, the Regular Trustees and the Trustee notice of its election to begin any such Extension Period at least one Business Day prior to the earlier of (i) the next Distribution Date relating to the Preferred Securities or (ii) the date the Regular Trustees are required to give notice of the record date or the Distribution Date relating to the Preferred Securities to the New York Stock Exchange or other applicable self-regulatory organization or to holders of such Preferred Securities. The Trustee shall promptly give notice of the Corporation's election to begin any such Extension Period to the Holders of the Outstanding Series A Securities.

     Section  2.7.  Place of  Payment.  The Place of Payment  where the Series A
Securities may be presented or surrendered for payment, where the Series A Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Corporation in respect of the Series A Securities and the Subordinated Indenture may be served shall be the Corporate Trust Office of the Trustee.

     Section 2.8. Redemption. (a) At any time on or after July 26, 2004, the Corporation may, at its option, subject to the terms and conditions of Article XI of the Subordinated Indenture, redeem the Series A Securities in whole at any time or in part from time to time, without premium or penalty, at a redemption price equal to 100% of the principal amount thereof plus the accrued and unpaid interest, including Additional Interest, if any, to the date fixed for redemption; provided, however, that no partial redemption may occur during any Extension Period; provided, further, that the Series A Securities shall be subject to partial redemption only in the amount of $25 or integral multiples thereof.

          (b) If a Special Event in respect of EIX Trust I shall occur and be continuing, the Corporation may, at its option, redeem the Series A Securities within 90 days of the occurrence of such Special Event, in whole but not in part, subject to the provisions of Article XI of the Subordinated Indenture. The redemption price for any Series A Security so redeemed shall be equal to 100% of the principal amount thereof plus accrued and unpaid interest, including Additional Interest, if any, to the date fixed for redemption.

     Section 2.9. Additional Sums. During the continuance of a Tax Event, if the Corporation has not elected to redeem the Series A Securities pursuant to Section

2.8 hereof or terminate EIX Trust I pursuant to Section 9.2(b) of the Trust Agreement, the Corporation shall pay to EIX Trust I (and its permitted successors or assigns under the Trust Agreement) for so long as EIX Trust I (or its permitted successor or assignee) is the registered holder of the Series A Securities, such additional amounts as may be necessary in order that the amount of Distributions (including any Additional Amounts (as defined in the Trust Agreement)) then due and payable by EIX Trust I on the Preferred Securities and the Common Securities that at any time remain outstanding in accordance with the terms thereof shall not be reduced as a result of any Additional Taxes (the "Additional Sums"). Whenever in the Subordinated Indenture, the Series A Securities or this Supplemental Indenture No. 1 there is a reference in any context to the payment of principal of, premium, if any, or interest on the Series A Securities, such mention shall be deemed to include mention of the payments of the Additional Sums provided for in this Section 2.9 to the extent that, in such context, Additional Sums are, were or would be payable in respect thereof pursuant to the provisions of this Section 2.9 and express mention of the payment of Additional Sums (if applicable) in any provisions hereof shall not be construed as excluding Additional Sums in those provisions hereof where such express mention is not made; provided, however, that the deferral of the payment of interest pursuant to Section 2.6 hereof or the Series A Securities shall not defer the payment of any Additional Sums that may be due and payable.

     Section 2.10.  Exchange.  At any time,  the  Corporation  may terminate EIX
Trust I and cause the Series A Securities to be distributed to Holders of the Trust Securities in liquidation of EIX Trust I.

     Section 2.11. Denomination. The Series A Securities shall be in registered form without coupons and shall be issuable in denominations of $25 and integral multiples thereof.

     Section 2.12. Currency. Principal and interest and other amounts payable on the Series A Securities shall be payable in United States dollars.

     Section 2.13. Form of Series A Securities. The Series A Securities shall be substantially in the form attached as Exhibit A hereto.

     Section 2.14. Securities Registrar and Paying Agent; Unclaimed Amounts. The Trustee shall initially serve as Security Registrar and Paying Agent. Any amount paid to the Trustee or any Paying Agent, or held in trust by the Corporation, for payments on any Series A Security, that remains unclaimed at the end of two years after such amount is due will be repaid to the Corporation.

     Section 2.15. No Sinking Fund Obligations. The Corporation has no obligation to redeem or purchase any Series A Securities pursuant to any sinking fund or analogous requirement or upon the happening of a specified event or at the option of a Holder thereof.

     Section 2.16. Additional Covenants. The Corporation covenants and agrees with each Holder of Series A Securities that it shall not (a) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any shares of its capital stock, (b) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities issued by it that rank pari passu with or junior in interest to the Series A Securities or (c) make any guarantee payments with respect to any guarantee by the Corporation if such guarantee ranks pari passu with or junior in interest to the Series A Securities, if at such time, in each case, (i) there shall have occurred any event of which the Corporation has actual knowledge that (A) with the giving of notice or the lapse of time or both, would constitute an Event of Default with respect to the Series A Securities and (B) in respect of which the Corporation has not taken reasonable steps to cure, (ii) if the Series A Securities are held by EIX Trust I, the Corporation shall be in default with respect to its payment of any obligations under the Guarantee relating to the Preferred Securities or (iii) the Corporation shall have given notice of its election to begin an Extension Period with respect to the Series A Securities as provided herein and shall not have rescinded such notice, or such Extension Period, or any extension thereof, shall be continuing; provided, however, that the Corporation may (1) declare dividends in, or make distributions in, shares of its common stock, (2) purchase its common stock if related to the issuance of its common stock under any of the Corporation's benefit plans for its directors, officers or employees, (3) declare dividends in connection with any stockholder's rights plan, issue its stock under such plan or repurchase any rights distributed pursuant to such plan or (4) make payments under the Guarantee relating to the Preferred Securities.

     The Corporation also covenants with each Holder of Series A Securities issued to EIX Trust I (i) to maintain directly or indirectly 100% ownership of the common securities of EIX Trust I; provided, however, that any permitted successor of the Corporation hereunder or under the Subordinated Indenture may succeed to the Corporation's ownership of such common securities, (ii) not to voluntarily terminate, wind-up or liquidate EIX Trust I, except (a) in connection with a distribution of the Series A Securities to the holders of Preferred Securities in liquidation of EIX Trust I or (b) in connection with certain mergers, consolidations or amalgamations permitted by the Trust Agreement and (iii) to use its reasonable efforts, consistent with the terms and provisions of the Trust Agreement, to cause EIX Trust I to remain classified as a grantor trust and not an association taxable as a corporation for United States federal income tax purposes.

     Section 2.17. Consolidation, Merger, Conveyance, Transfer or Lease. In addition to the requirements set forth in Section 801 of the Subordinated Indenture, the Corporation shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and no Person shall consolidate with or merge into the Corporation or convey, transfer or lease its properties and assets substantially as an entirety to the Corporation, unless (a) in case the Corporation shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the corporation formed by such consolidation or into which the Corporation is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Corporation substantially as an entirety shall expressly assume, by an indenture supplemental to the
Subordinated  Indenture,   executed  and  delivered  to  the  Trustee,  in
form satisfactory to the Trustee, all obligations of the Corporation under (i) the Guarantee relating to the Preferred Securities and (ii) the Expense Agreement and (b) such consolidation, merger, conveyance, transfer or lease is permitted under the Trust Agreement and the Guarantee relating to the Preferred Securities and does not give rise to any breach or violation of the Trust Agreement or the Guarantee relating to the Preferred Securities.

     Section 2.18. Supplemental Indentures With Consent of Holders. Notwithstanding anything to the contrary in Article IX of the Subordinated Indenture, so long as any of the Preferred Securities remains outstanding, (a) without the prior consent of the Holders of a majority aggregate Liquidation Amount of the Preferred Securities then outstanding unless and until the principal (and premium, if any) of the Series A Securities and all accrued and, subject to Section 307 of the Subordinated Indenture, unpaid interest (including any Additional Interest) thereon have been paid in full (i) no supplemental indenture shall be made that adversely affects the Holders of the Preferred Securities in any material respect, (ii) no termination of the Subordinated Indenture shall occur, and (iii) no waiver of any Event of Default or compliance with any covenant under the Subordinated Indenture shall be effective, and (b) no amendment shall be made to Article 3 of this Supplemental Indenture No. 1 that would impair the rights of the Holders of Preferred Securities provided therein without the prior consent of the Holders of each Preferred Security then outstanding unless and until the principal (and premium, if any) of the Series A Securities and all accrued and, subject to Section 307 of the Subordinated Indenture, unpaid interest (including any Additional Interest) thereon have been paid in full.

     Section 2.19. Certain Rights of Holders of Preferred Securities. Notwithstanding anything to the contrary in the Subordinated Indenture, in the case of the Series A Securities, so long as any of the Preferred Securities remains outstanding:

          (a) if upon an Event of Default, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Series A Securities fail to declare the principal of all the Series A Securities to be immediately due and payable, the Holders of at least 25% in aggregate Liquidation Amount of the Preferred Securities then outstanding shall have such right by a notice in writing to the Corporation and the Trustee; and upon any such declaration such principal amount (or specified portion thereof) of and the accrued interest (including any Additional Interest) on all the Series A Securities shall become immediately due and payable; provided, however, that the payment of principal and interest (including any Additional Interest) on the Series A Securities shall remain subordinated to the extent provided in this Supplemental Indenture No. 1 notwithstanding that such amount shall become immediately due and payable as herein provided;

          (b) the Holders of not less than a majority in aggregate Liquidation Amount of the Preferred Securities then outstanding shall also have the right to rescind and annul any declaration of acceleration with respect to the Series A Securities and its consequences by written notice to the Corporation and the Trustee, subject to the satisfaction of the conditions set forth in Clauses (1) and (2) of Section 502 of the Subordinated Indenture;

          (c) any Holder of the Preferred Securities shall have the right, upon the occurrence of an Event of Default described in Section 501(1) or 501(2) of the Subordinated Indenture, to institute a suit directly against the Corporation for enforcement of payment to such Holder of principal of (premium, if any) and, subject to Section 307 of the Subordinated Indenture, interest (including any Additional Interest) on the Series A Securities having a principal amount equal to the aggregate Liquidation Amount of such Preferred Securities held by such Holder;

          (d) the Holders of the Preferred Securities shall have the rights afforded to the Holders of the Series A Securities pursuant to Sections 509, 510 and 511 of the Subordinated Indenture; and

          (e) the Holders of not less than a majority in aggregate Liquidation Amount of Preferred Securities may waive any past default under the Subordinated Indenture and its consequences with respect to the Series A Securities, except as specified in clauses (1) and (2) of Section 513 of the Subordinated Indenture with respect to the Holders of not less than a majority in principal amount of the Outstanding Series A Securities; any such waiver shall be deemed to be on behalf of all Holders of Preferred Securities.

     Section 2.20. Agreed Tax Treatment. Each Series A Security shall provide that the Corporation and, by its acceptance of a Series A Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, such Series A Security agree that for United States federal, state and local tax purposes it is intended that such Series A Security constitute indebtedness.

                                   ARTICLE 3

                      SUBORDINATION OF SERIES A SECURITIES

     Section 3.1. Subordination. Notwithstanding anything to the contrary in the Subordinated Indenture, the Corporation covenants and agrees, and each Holder of a Series A Security, by its acceptance thereof likewise covenants and agrees, that to the extent and in the manner hereinafter set forth in this Article 3, the indebtedness represented by the Series A Securities and the payment of the principal of and any premium and interest (including Additional Interest) on each and all of the Series A Securities are subordinate in right of payment to the prior payment in full of all Senior Indebtedness.

     Section 3.2. Payment Over of Proceeds Upon Dissolution, Etc. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, dissolution, winding up, arrangement, adjustment, composition or other judicial proceeding  relative  to the  Corporation  (each  such  event,  if  any,  herein sometimes referred to as a "Proceeding"), then the holders of Senior Indebtedness of the Corporation shall be entitled to receive payment in full of all Allocable Amounts of such Senior Indebtedness, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness of the Corporation before the Holders of the Series A Securities are entitled to receive or retain any payment or distribution of any kind or character, whether in cash, property or securities (including any payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Corporation (including any Series A Securities), subordinated to the payment of the Series A Securities, such payment or distribution being hereinafter referred to as a "Subordinated Payment"), on account of principal of (or premium, if any) or interest (including any Additional Interest) on the Series A Securities or on account of the purchase or other acquisition of Series A Securities by the Corporation and to that end the holders of Senior Indebtedness of the Corporation shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any Subordinated Payment, which may be payable or deliverable in respect of the Series A Securities in any such Proceeding.

     In the event that, notwithstanding the foregoing provisions of this Section 3.2, the Trustee or the Holder of any Series A Security shall have received any payment or distribution of assets of the Corporation of any kind or character, whether in cash, property or securities, including any Subordinated Payment, before all Allocable Amounts of all Senior Indebtedness of the Corporation are paid in full or payment thereof is provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness of the Corporation, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Corporation for application to the payment of all Allocable Amounts of all Senior Indebtedness of the Corporation remaining unpaid, to the extent necessary to pay all Allocable Amounts of all Senior Indebtedness of the Corporation in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness of the Corporation.

     For purposes of this Article only, the words "any payment or distribution of any kind or character, whether in cash, property or securities" shall not be deemed to include shares of stock of the Corporation, as reorganized or readjusted, or securities of the Corporation or any other corporation provided for by a plan of reorganization or readjustment which securities are subordinated in right of payment to all then outstanding Senior Indebtedness of the Corporation to substantially the same extent as the Series A Securities are so subordinated as provided in this Article. The consolidation of the Corporation with, or the merger of the Corporation into, another Person or the liquidation or dissolution of the Corporation following the sale of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Section 2.17 hereof and the Subordinated Indenture shall not be deemed a

Proceeding for the purposes of this Section if the Person formed by such consolidation or into which the Corporation is merged or the Person which acquires by sale such properties and assets as an entirety, as the case may be, shall, as a part of such consolidation, merger, or sale comply with the conditions set forth in Section 2.17 hereof and the Subordinated Indenture.

     Section 3.3. Prior Payment to Senior Indebtedness Upon Acceleration of Series A Securities. In the event that any Series A Securities are declared due and payable before their Stated Maturity, then and in such event the holders of the Senior Indebtedness of the Corporation outstanding at the time such Series A Securities so become due and payable shall be entitled to receive payment in full of all Allocable Amounts due on or in respect of such Senior Indebtedness (including any amounts due upon acceleration), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness of the Corporation, before the Holders of the Series A Securities are entitled to receive any payment or distribution of any kind or character, whether in cash, properties or securities (including any Subordinated Payment) by the Corporation on account of the principal of (or premium, if any) or interest (including any Additional Interest) on the Series A Securities or on account of the purchase or other acquisition of Series A Securities by the Corporation.

     In the event that, notwithstanding the foregoing, the Corporation shall make any payment to the Trustee or the Holder of any Series A Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Corporation.

     The provisions of this Section shall not apply to any payment with respect to which Section 3.2 would be applicable.

     Section 3.4. No Payment When Senior Indebtedness in Default. (a) In the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Indebtedness of the Corporation or in the event that any event of default with respect to any Senior Indebtedness of the Corporation shall have occurred and be continuing and shall have resulted in such Senior Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled, or (b) in the event any judicial proceeding shall be pending with respect to any such default in payment or such event or default, then no payment or distribution of any kind or character, whether in cash, properties or securities (including any Subordinated Payment), shall be made by the Corporation on account of principal of (or premium, if any) or interest (including any Additional Interest), if any, on the Series A Securities or on account of the purchase or other acquisition of the Series A Securities by the Corporation, in each case unless and until all Allocable Amounts of such Senior Indebtedness are paid in full.

     In the event that, notwithstanding the foregoing, the Corporation shall make any payment to the Trustee or the Holder of any Series A Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Corporation.

     The provisions of this Section shall not apply to any payment with respect to which Section 3.2 would be applicable.

     Section 3.5. Payment Permitted If No Default. Nothing contained in this Article or elsewhere in this Supplemental Indenture No. 1, the Subordinated Indenture or in any Series A Security shall prevent (a) the Corporation at any time except during the pendency of any Proceeding with respect to it referred to in Section 3.2 or under the conditions described in Sections 3.3 and 3.4, from making payments at any time of principal of (and premium, if any) or interest (including Additional Interest) on the Series A Securities, or (b) the application by the Trustee of any money deposited with it under this Supplemental Indenture No. 1 or the Subordinated Indenture to the payment of or on account of the principal of (and premium, if any) or interest (including any Additional Interest) on the Series A Securities or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

     Section 3.6. Subrogation to Rights of Holders of Senior Indebtedness. Subject to the payment in full of all amounts due or to become due on all Senior Indebtedness of the Corporation or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness of the Corporation, the Holders of the Series A Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article (equally and ratably with the holders of all indebtedness of the Corporation which by its express terms is subordinated to Senior Indebtedness of the Corporation to substantially the same extent as the Series A Securities are subordinated to the Senior Indebtedness of the Corporation and is entitled to like rights of subrogation by reason of any payments or distributions made to holders of such Senior Indebtedness) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness of the Corporation until the principal of (and premium, if any) and interest on the Series A Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of the Corporation of any cash, property or securities to which the Holders of the Series A Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness of the Corporation by Holders of the Series A Securities or the Trustee, shall, as among the Corporation, its creditors other than holders of its Senior Indebtedness, and the Holders of the Series A Securities, be deemed to be a payment or distribution by the Corporation to or on account of its Senior Indebtedness.

     Section 3.7. Provisions Solely to Define Relative Rights. The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Series A Securities on the one hand and the holders of Senior Indebtedness of the Corporation on the other hand. Nothing contained in this Article or elsewhere in this Supplemental Indenture No. 1, the Subordinated Indenture or in the Series A Securities is intended to or shall (a) impair, as between the Corporation and the Holders of the Series A Securities, the obligation of the Corporation, which is absolute and unconditional, to pay to the Holders of the Series A Securities the principal of (and premium, if any) and interest (including any Additional Interest) on the Series A Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Corporation of the Holders of the Series A Securities and creditors of the Corporation other than their rights in relation to the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Series A Security from exercising all remedies otherwise permitted by applicable law upon default under the Subordinated Indenture including, without limitation, filing and voting claims in any Proceeding with respect to the Corporation, subject to the rights, if any, under this Article of the holders of Senior Indebtedness with respect to the Corporation to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

     Section 3.8. Trustee to Effectuate Subordination. Each Holder of a Series A Security by his or her acceptance thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination provided in this Article and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

     Section 3.9. No Waiver of Subordination Provisions. No right of any present or future holder of any Senior Indebtedness with respect to the Corporation to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Corporation or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Corporation with the terms, provisions and covenants of this Supplemental Indenture No. 1, regardless of any knowledge thereof that any such holder may have or be otherwise charged with.

     Without in any way limiting the generality of the immediately preceding paragraph, the holders of Senior Indebtedness with respect to the Corporation may, at any time and from to time, without the consent of or notice to the Trustee or the Holders of the Series A Securities, without incurring responsibility to the Holders of the Series A Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Series A Securities to the holders of such Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness with respect to the Corporation or otherwise amend or supplement in any manner Senior Indebtedness with respect to the Corporation or any instrument evidencing the same or any agreement under which Senior Indebtedness with respect to the Corporation is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness with respect to the Corporation; (iii) release any Person liable in any manner for the collection of Senior Indebtedness with respect to the Corporation; and (iv) exercise or refrain from exercising any rights against the Corporation and any other Person.

     Section 3.10. Notice to Trustee. The Corporation shall each give prompt written notice to the Trustee of any fact known to it which would prohibit the making of any payment to or by the Trustee in respect of the Series A Securities. Notwithstanding the provisions of this Article or any other provision of this Supplemental Indenture No. 1 or the Subordinated Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Series A Securities, unless and until the Trustee shall have received written notice thereof from the Corporation or a holder of Senior Indebtedness thereof or from any trustee, agent or representative therefor; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof or under the Subordinated Indenture any monies may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest (including any Additional Interest) on any Series A Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

   Subject to the provisions of Section 601 of the Subordinated Indenture, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness of the Corporation (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness of the Corporation (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness of the Corporation to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness of the Corporation held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     Section 3.11. Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of the Corporation referred to in this Article, the Trustee, subject to the provisions of Section 601 of the Subordinated Indenture, and the Holders of the Series A Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Corporation, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

     Section 3.12. Trustee Not Fiduciary for Holders of Senior Indebtedness. The Trustee, in its capacity as trustee under the Subordinated Indenture, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Corporation and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of the Series A Securities or to the Corporation or to any other Person cash, property or securities to which any holders of Senior Indebtedness of the Corporation shall be entitled by virtue of this Article or otherwise.

     Section 3.13. Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness of the Corporation which may at any time be held by it, to the same extent as any other holder of such Senior Indebtedness, and nothing in this Supplemental Indenture No. 1 or the Subordinated Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article shall be construed to apply to claims of the Trustee or any predecessor Trustee under
Section 506 or 607 of the Subordinated Indenture.

     Section 3.14. Article Applicable to Paying Agents. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Corporation and be then acting under this Supplemental Indenture No. 1 or the Subordinated Indenture, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee.

     Section 3.15. Certain Conversions or Exchanges Deemed Payment. For the purposes of this Article only, (a) the issuance and delivery of junior securities upon conversion or exchange of Series A Securities shall not be deemed to constitute a payment or distribution on account of the principal of (or premium, if any) or interest (including any Additional Interest) on Series A Securities or on account of the purchase or other acquisition of Series A
Securities, and (b) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion or exchange of a Series A Security shall be deemed to constitute payment on account of the principal of such Series A Security. For the purposes of this Section, the term "junior securities" means (i) shares of any stock of any class of the Corporation and (ii) securities of the Corporation which are subordinated in right of payment to all Senior Indebtedness thereof which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Series A Securities are so subordinated as provided in this Article.

                                   ARTICLE 4

                            MISCELLANEOUS PROVISIONS

     Section 4.1. The Subordinated Indenture, as supplemented and amended by this Supplemental Indenture No. 1, is in all respects hereby adopted, ratified and confirmed.

     Section  4.2.  This  Supplemental  Indenture  No. 1 may be  executed in any
number  of  counterparts,   each  of  which  shall  be  an  original,  but  such
counterparts shall together constitute but one and the same instrument.

     Section 4.3. Nothing in this Supplemental Indenture No. 1, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns, the holders of Senior Indebtedness of the Corporation, the Holders of the Series A Securities and, to the extent expressly provided herein, the Holders of the Preferred Securities, any benefit or legal or equitable right, remedy or claim under this Supplemental Indenture No. 1 or the Subordinated Indenture.

     Section 4.4. THIS SUPPLEMENTAL INDENTURE NO. 1 AND EACH SERIES A SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF, EXCEPT THAT THE RIGHTS, DUTIES, INDEMNITIES AND IMMUNITIES OF THE TRUSTEE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 1 to be duly executed, as of the day and year first written above.

                                               EDISON INTERNATIONAL


                                               By:
                                                  ------------------------------
                                                  Name:  Mary C. Simpson
                                                  Title:    Assistant Treasurer



Attest:
       ---------------------


                                              THE CHASE MANHATTAN BANK,
                                                as Trustee


                                              By:
                                                 -------------------------------
                                                      Authorized Signatory


Attest:
       --------------------

                                    EXHIBIT A

                       [FORM OF FACE OF SERIES A SECURITY]

                  [IF THE SERIES A SECURITY IS TO BE A GLOBAL SECURITY - This Series A Security is a Global Security within the meaning of the Subordinated Indenture hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depository") or a nominee of the Depository. This Series A Security is exchangeable for Series A Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Subordinated Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository.]


                              EDISON INTERNATIONAL

                 7.875% Subordinated Deferrable Interest Notes,

                                    Series A


No. ___________                                                       $
                                                               CUSIP No.____

                  EDISON INTERNATIONAL, a corporation organized and existing under the laws of the State of California (hereinafter called the "Corporation," which term includes any successor Person under the Subordinated Indenture hereinafter referred to), for value received, hereby promises to pay to _______________, or registered assigns, the principal sum of ___________ Dollars on July 26, 2029. The Corporation further promises to pay interest on said principal sum from July 26, 1999 or from the most recent Interest Payment Date on which interest has been paid or duly provided for, quarterly (subject to deferral as set forth herein) in arrears on August 31, November 30, February 28 and May 31 of each year (each such date, an "Interest Payment Date"), commencing August 31, 1999, at the rate of 7.875% per annum, until the principal hereof shall have become due and payable, plus Additional Interest, if any, until the principal hereof is paid or duly provided for or made available for payment and on any overdue principal and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the rate of 7.875% per annum, compounded quarterly. The amount of interest payable for any period will be computed on the basis of twelve 30-day months and a 360-day year. The amount of interest payable for any partial period shall be computed on the basis of the actual number of elapsed days based on a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Series A Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date the payment was originally payable. A "Business Day" shall mean any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in the City of New York or Los Angeles, California, are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office of the Trustee is closed for business. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Subordinated Indenture, be paid to the Person in whose name this Series A Security (or one or more Predecessor Securities is registered at the close of business on the Regular Record Date for such interest installment. Any such interest installment not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Series A Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Series A Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series A Securities may be listed or traded, and upon such notice as may be required by such exchange, all as more fully provided in said Subordinated Indenture.

     So long as no Event of Default shall have occurred and be continuing, the Corporation shall have the right, at any time during the term of the Series A Securities, from time to time, to defer the payment of interest on the Series A Securities for up to 20 consecutive quarters with respect to each deferred period (each, an "Extension Period"), during which Extension Periods the Corporation shall have the right to make partial payments of interest on any Interest Payment Date. No Extension Period shall (i) end on a date other than an Interest Payment Date or (ii) extend beyond the Stated Maturity of the principal of the Series A Securities (as shortened or extended pursuant to the Subordinated Indenture). At the end of any such Extension Period the Corporation shall pay all interest then accrued and unpaid on the Series A Securities (together with Additional Interest thereon, if any, at the annual rate of 7.875% compounded quarterly, to the extent permitted by applicable law). During any Extension Period, the Corporation shall not (a) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock, (b) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem, any debt security issued by it that ranks pari passu with or junior in interest to the Series A Securities or (c) make any guarantee payments with respect to any guaranty by the Corporation that by its terms rank pari passu with or junior in interest to the Series A Securities; provided, however, that the Corporation may
(1) declare dividends in, or make  distributions in, shares of its common stock,
(2) purchase its common stock if related to the issuance of its common stock under any of the Corporation's benefit plans for its directors, officers or employees, or (3) declare dividends in connection with any stockholder's rights plan, issue its stock under such plan or repurchase any rights distributed pursuant to such plan. Prior to the termination of any Extension Period, the Corporation may further extend the interest payment period. Notwithstanding any provision of the Subordinated Indenture to the contrary, no Extension Period (as so extended) shall exceed 20 consecutive quarters or extend beyond the Stated Maturity of the Series A Securities. Upon termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due, the Corporation may elect to begin a new Extension Period, subject to the requirements of the Subordinated Indenture. No interest shall be due and payable during an Extension Period, except at the end thereof. The Corporation shall give the Property Trustee, the Regular Trustees and the Trustee notice of its election to begin any such Extension Period at least one Business Day prior to the earlier of (y) the next Distribution Date relating to the Preferred Securities or (z) the date the Regular Trustees are required to give notice of the record date or the Distribution Date relating to the Preferred Securities to the New York Stock Exchange or other applicable self-regulatory organization or to holders of such Preferred Securities. The Trustee shall promptly give notice of the Corporation's election to begin any such Extension Period to the Holders of the Outstanding Series A Securities.

     Payment of the principal of (and premium, if any) and any such interest on this Series A Security will be made at the office or agency of the Corporation maintained for that purpose in the City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Corporation payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

     Reference is hereby made to the further provisions of this Series A Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Series A Security shall not be entitled to any benefit under the Subordinated Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed under its corporate seal.


Dated at Date of Authentication:       EDISON INTERNATIONAL


                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:


Attest:


--------------------------------------

     This is one of the Series A Securities referred to in the within mentioned Subordinated Indenture.


Dated:
      -------------                THE CHASE MANHATTAN BANK,
                                   as Trustee


                                   By:
                                      -----------------------------------------
                                               Authorized Signatory

                     [FORM OF REVERSE OF SERIES A SECURITY]

     This Series A Security is one of a duly authorized issue of securities of the Corporation, issued and to be issued in one or more series under the Subordinated Indenture, dated as of July 26, 1999, as amended (herein called the "Subordinated Indenture"), among the Corporation and The Chase Manhattan Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Subordinated Indenture), to which Subordinated Indenture (including all indentures supplemental thereto) reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Corporation and the Holders of the Series A Securities, and of the terms upon which the Series A Securities are, and are to be, authenticated and delivered. This Series A Security is one of the series designated on the face hereof, limited in aggregate principal amount to $592,783,600.

     All terms used in this Series A Security that are defined in the Subordinated Indenture or in the Amended and Restated Trust Agreement, dated as of July 26, 1999 (the "Trust Agreement"), for EIX Trust I among the Corporation, as Depositor, and the Property Trustee and the other trustees named therein, shall have the meanings assigned to them in the Subordinated Indenture or the Trust Agreement, as the case may be.

     The Corporation may at any time, at its option, on or after July 26, 2004, and subject to the terms and conditions of Article XI of the Subordinated Indenture, redeem this Series A Security in whole at any time or in part from time to time, without premium or penalty, at a redemption price equal to 100% of the principal amount hereof plus accrued and unpaid interest, including Additional Interest, if any, to the Redemption Date.

     Upon the occurrence and continuance of a Special Event in respect of EIX Trust I, the Corporation may, at its option, at any time within 90 days of the occurrence of such Special Event, redeem this Series A Security, in whole but not in part, subject to the provisions of the Subordinated Indenture, at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest, including Additional Interest, if any, to the Redemption Date.

     The Subordinated Indenture contains provisions for satisfaction, discharge and defeasance at any time of the entire indebtedness of this Series A Security upon compliance by the Corporation with certain conditions set forth in the Subordinated Indenture.

     If an Event of Default with respect to the Series A Securities shall occur and be continuing, the principal of the Series A Securities may be declared due and payable in the manner and with the effect provided in the Subordinated Indenture.

     The  indebtedness  evidenced  by this  Series A Security  is, to the extent provided in the Subordinated Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Corporation, and this Series A Security is issued subject to the provisions of the Subordinated Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Subordinated Indenture by each holder of Senior Indebtedness of the Corporation, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

     The Subordinated Indenture permits, with certain exceptions as therein provided, the Corporation and the Trustee at any time to enter into a supplemental indenture or indentures for the purpose of modifying in any manner the rights and obligations of the Corporation and of the Holders of the Series A Securities, with the consent of the Holders of a majority in principal amount of the Outstanding Securities of each series to be affected by such supplemental indenture. The Subordinated Indenture also contains provisions permitting Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Subordinated Indenture and certain past defaults under the Subordinated Indenture and their consequences. Any such consent or waiver by the Holder of this Series A Security shall be conclusive and binding upon such Holder and upon all future Holders of this Series A Security and of any Series A Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Series A Security.

     As provided in and subject to the provisions of the Subordinated Indenture, if an Event of Default with respect to Series A Securities at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Series A Securities may declare the principal amount of all the Series A Securities to be due and payable immediately, by a notice in writing to the Corporation (and to the Trustee if given by Holders), provided that, if upon an Event of Default, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Series A Securities fail to declare the principal of all the Series A Securities to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount of the Preferred Securities then outstanding shall have such right by a notice in writing to the Corporation and the Trustee; and upon any such declaration the principal amount of and the accrued interest (including any Additional Interest) on all the Series A Securities shall become immediately due and payable, provided that the payment of principal and interest (including any Additional Interest) on such Series A Securities shall remain subordinated to the extent provided in the Subordinated Indenture.

     No reference herein to the Subordinated Indenture and no provision of this Series A Security or of the Subordinated Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal and interest on this Series A Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Subordinated Indenture and subject to certain limitations therein set forth, the transfer of this Series A Security is registrable in the Securities Register, upon surrender of this Series A Security for registration of transfer at the office or agency of the Corporation in any place where the principal of and any premium and interest on this Series A Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Series A Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Series A Securities are issuable only in registered form without coupons in denominations of $25 and any integral multiple thereof. As provided in the Subordinated Indenture and subject to certain limitations therein set forth, the Series A Securities are exchangeable for a like aggregate principal amount of Series A Securities and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Series A Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Series A Security is registered as the owner hereof for all purposes, whether or not this Series A Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Corporation and, by its acceptance of this Series A Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, this Series A Security agree that for United States federal, state and local tax purposes it is intended that this Series A Security constitute indebtedness.

     The Series A Securities shall be governed by and construed in accordance with the laws of the State of California, except that the rights, duties, indemnities and immunities of the Trustee shall be governed by the laws of the State of New York.

                              AMENDED AND RESTATED


                                 TRUST AGREEMENT


                                      among


                              EDISON INTERNATIONAL


                                  as Depositor,


                            THE CHASE MANHATTAN BANK,


                              as Property Trustee,


                         CHASE MANHATTAN BANK DELAWARE,


                              as Delaware Trustee,


                       THE REGULAR TRUSTEES NAMED HEREIN,


                                       and

                     THE SEVERAL HOLDERS, AS DEFINED HEREIN

                            Dated as of July 26, 1999




                                   EIX TRUST I

                                TABLE OF CONTENTS
                                   (continued)

                                   EIX TRUST I

              Certain Sections of this Trust Agreement relating to
                         Sections 310 through 318 of the
                          Trust Indenture Act of 1939:

Trust Indenture Act                                           Trust Agreement
Section                                                             Section
------------------                                            ---------------
(S) 310 (a)(1)            ................................... 8.7
          (a)(2)          ................................... 8.7
          (a)(3)          ................................... 8.9
          (a)(4)          ................................... 2.7(a)(ii)
          (b)             ................................... 8.8
(S) 311 (a)               ................................... 8.13
          (b)             ................................... 8.13
(S) 312 (a)               ................................... 5.7
          (b)             ................................... 5.7
          (c)             ................................... 5.7
(S) 313 (a)               ................................... 8.14(a)
          (a)(4)          ................................... 8.14(b)
          (b)             ................................... 8.14(b)
          (c)             ................................... 10.8
          (d)             ................................... 8.14(c)
(S) 314 (a)               ................................... 8.15
          (b)             ................................... Not Applicable
          (c)(1)          ................................... 8.16
          (c)(2)          ................................... 8.16
          (c)(3)          ................................... Not Applicable
          (d)             ................................... Not Applicable
          (e)             ................................... 1.1, 8.16
(S) 315 (a)               ................................... 8.1(a), 8.3(a)
          (b)             ................................... 8.2, 10.8
          (c)             ................................... 8.1(a)
          (d)             ................................... 8.1, 8.3
          (e)             ................................... Not Applicable
(S) 316 (a)               ................................... Not Applicable
          (a)(1)(A)       ................................... Not Applicable
          (a)(1)(B)       ................................... Not Applicable
          (a)(2)          ................................... Not Applicable
          (b)             ................................... 5.14
          (c)             ................................... 6.7
(S) 317 (a)(1)            ................................... Not Applicable
          (a)(2)          ................................... Not Applicable
          (b)             ................................... 5.9
(S) 318 (a)               ................................... 10.10

Note: This reconciliation and tie sheet shall not, for any purpose, be deemed to be a part of the Trust Agreement.

                                TABLE OF CONTENTS
                                   (continued)

                                TABLE OF CONTENTS

Article I DEFINED TERMS......................................................1

SECTION 1.1.  Definitions....................................................1

Article II ESTABLISHMENT OF THE TRUST........................................10

SECTION 2.1.  Name...........................................................10

SECTION 2.2.  Office of the Delaware Trustee; Principal Place
              of Business......................10

SECTION 2.3.  Organizational Expenses........................................10

SECTION 2.4.  Issuance of the Preferred Securities...........................11

SECTION 2.5.  Issuance of the Common Securities; Subscription and
              Purchase of Notes............11

SECTION 2.6.  Declaration of Trust...........................................12

SECTION 2.7.  Authorization to Enter into Certain Transactions...............12

SECTION 2.8.  Assets of Trust................................................16

SECTION 2.9.  Title to Trust Property........................................16

Article III PAYMENT ACCOUNT..................................................16

SECTION 3.1.  Payment Account................................................16

Article IV DISTRIBUTIONS; REDEMPTION.........................................16

SECTION 4.1.  Distributions..................................................16

SECTION 4.2.  Redemption.....................................................17

SECTION 4.3.  Subordination of Common Securities.............................20

SECTION 4.4.  Payment Procedures.............................................20

SECTION 4.5.  Tax Returns and Reports........................................21

SECTION 4.6.  Payment of Taxes, Duties, Etc. of the Trust....................21

SECTION 4.7.  Payments under Indenture or Pursuant to Direct Actions.........21

Article V TRUST SECURITIES CERTIFICATES......................................21

SECTION 5.1.  Initial Ownership..............................................21

SECTION 5.2.  Trust Securities Certificates..................................21

SECTION 5.3.  Execution and Delivery of Trust Securities Certificates........22

SECTION 5.4.  Registration of Transfer and Exchange of
              Preferred Securities Certificates..............................22

SECTION 5.5.  Mutilated, Destroyed, Lost or Stolen Trust
              Securities Certificates........................................23

SECTION 5.6.  Persons Deemed Securityholders.................................23

SECTION 5.7.  Access to List of Securityholders'Names and Addresses..........23

SECTION 5.8.  Maintenance of Office or Agency................................24

SECTION 5.9.  Appointment of Paying Agent....................................24

SECTION 5.10. Ownership of Common Securities by Depositor....................25

SECTION 5.11. Book-Entry Preferred Securities Certificates;
              Common Securities Certificate......25

SECTION 5.12. Notices to Clearing Agency.....................................26

SECTION 5.13. Definitive Preferred Securities Certificates...................26

SECTION 5.14. Rights of Securityholders......................................27

Article VI ACTS OF SECURITYHOLDERS; MEETINGS; VOTING.........................29

SECTION 6.1.  Limitations on Voting Rights...................................29

SECTION 6.2.  Notice of Meetings.............................................30

SECTION 6.3.  Meetings of Preferred Securityholders..........................30

SECTION 6.4.  Voting Rights..................................................30

SECTION 6.5.  Proxies, etc...................................................31

SECTION 6.6.  Securityholder Action by Written Consent.......................31

SECTION 6.7.  Record Date for Voting and Other Purposes......................31

SECTION 6.8.  Acts of Securityholders........................................31

SECTION 6.9.  Inspection of Records..........................................32

Article VII REPRESENTATIONS AND WARRANTIES...................................33

SECTION 7.1.  Representations and Warranties of the Property
              Trustee and the Delaware Trustee..33

SECTION 7.2.  Representations and Warranties of Depositor....................33

Article VIII THE TRUSTEES....................................................34

SECTION 8.1.  Certain Duties and Responsibilities............................34

SECTION 8.2.  Certain Notices................................................35

SECTION 8.3.  Certain Rights of Property Trustee.............................36

SECTION 8.4.  Not Responsible for Recitals or Issuance of Securities.........38

SECTION 8.5.  May Hold Securities............................................38

SECTION 8.6.  Compensation; Indemnity; Fees..................................38

SECTION 8.7.  Corporate Property Trustee Required; Eligibility
              of Trustees....................................................39

SECTION 8.8.  Conflicting Interests..........................................40

SECTION 8.9.  Co-Trustees and Separate Trustee...............................40

SECTION 8.10. Resignation and Removal; Appointment of Successor..............41

SECTION 8.11. Acceptance of Appointment by Successor.........................43

SECTION 8.12. Merger, Conversion, Consolidation or
              Succession to Business.........................................43

SECTION 8.13. Preferential Collection of Claims A
              gainst Depositor or Trust......................................43

SECTION 8.14. Reports by Property Trustee....................................44

SECTION 8.15. Reports to the Property Trustee................................45

SECTION 8.16. Evidence of Compliance with Conditions Precedent...............45

SECTION 8.17. Number of Trustees.............................................45

SECTION 8.18. Delegation of Power............................................46

SECTION 8.19. Delaware Trustee...............................................46

Article IX TERMINATION, LIQUIDATION AND MERGER...............................46

SECTION 9.1.  Termination Upon Expiration Date...............................46

SECTION 9.2.  Early Termination..............................................46

SECTION 9.3.  Termination....................................................47

SECTION 9.4.  Liquidation....................................................47

SECTION 9.5.  Mergers, Consolidations, Amalgamations or
              Replacements of the Trust......................................49

Article X MISCELLANEOUS PROVISIONS...........................................50

SECTION 10.1. Limitation of Rights of Securityholders........................50

SECTION 10.2. Amendment......................................................50

SECTION 10.3. Separability...................................................51

SECTION 10.4. Governing Law..................................................51

SECTION 10.5. Payments Due on Non-Business Day...............................51

SECTION 10.6. Successors.....................................................52

SECTION 10.7. Headings.......................................................52

SECTION 10.8. Reports, Notices and Demands...................................52

SECTION 10.9. Agreement Not to Petition......................................53

SECTION 10.10.Trust Indenture Act; Conflict with Trust Indenture Act.........53

SECTION 10.11.Acceptance of Terms of Trust Agreement, G
              uarantee and Indenture.........................................53

     AMENDED AND RESTATED TRUST AGREEMENT, dated as of July 26, 1999, among (i) EDISON INTERNATIONAL, a California corporation (including any successors or assigns, the "Depositor"), (ii) THE CHASE MANHATTAN BANK, a New York banking corporation, as property trustee (in such capacity, the "Property Trustee" and, in its separate corporate capacity and not in its capacity as Property Trustee, the "Bank"), (iii) CHASE MANHATTAN BANK DELAWARE, a Delaware banking corporation, as Delaware trustee (the "Delaware Trustee"), (iv) Theodore F. Craver, Jr., James R. Berg and Mary C. Simpson, each an officer of the Depositor, as regular trustees (the "Regular Trustees") (the Property Trustee, the Delaware Trustee and the Regular Trustees referred to collectively as the "Trustees") and (v) the several Holders, as hereinafter defined.

                                   WITNESSETH

     WHEREAS, the Depositor, the Property Trustee and the Delaware Trustee have heretofore duly declared and established a business trust pursuant to the Delaware Business Trust Act by the entering into that certain Trust Agreement, dated as of June 30, 1999 (the "Original Trust Agreement"), and by the execution and filing with the Secretary of State of the State of Delaware of the Certificate of Trust, filed on June 30, 1999, attached as Exhibit A; and

     WHEREAS, the Depositor and the Trustees desire to amend and restate the Original Trust Agreement in its entirety as set forth herein to provide for, among other things, (i) the issuance of the Common Securities by the Trust to the Depositor, (ii) the issuance and sale of the Preferred Securities by the Trust pursuant to the Underwriting Agreement, (iii) the acquisition by the Trust from the Depositor of all of the right, title and interest in the Notes and (iv) the appointment of the Regular Trustees;

     NOW THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Securityholders, hereby amends and restates the Original Trust Agreement in its entirety and agrees as follows:

                                   Article I

                                  DEFINED TERMS

SECTION 1.1.......Definitions.

     For all purposes of this Trust Agreement, except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

     (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

     (c) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Trust Agreement; and

     (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision.

     "Act" has the meaning specified in Section 6.8.

     "Additional Amount" means, with respect to Trust Securities of a given Liquidation Amount and/or a given period, the amount of Additional Interest (as defined in the Supplemental Indenture) paid by the Depositor on a Like Amount of Notes for such period.

     "Additional Sums" has the meaning specified in Section 2.9 of the Supplemental Indenture.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Bank" has the meaning specified in the preamble to this Trust Agreement.

     "Bankruptcy Event" means, with respect to any Person:

     (a) the entry of a decree or order by a court having jurisdiction in the premises judging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

     (b) the institution by such Person of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or similar official) of such Person or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by such Person in furtherance of any such action.

     "Bankruptcy Laws" has the meaning specified in Section 10.9.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Depositor to have been duly adopted by the Depositor's Board of Directors, or such committee of the Board of Directors or officers of the Depositor to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the Trustees.

     "Book-Entry Preferred Securities Certificates" means a beneficial interest in the Preferred Securities Certificates, ownership and transfers of which shall be evidenced through book entries by a Clearing Agency as described in Section 5.11.

     "Business Day" means a day other than (a) a Saturday or Sunday, (b) a day on which banking institutions in The City of New York or Los Angeles, California are authorized or required by law or executive order to remain closed, or (c) a day on which the Property Trustee's Corporate Trust Office or the Corporate Trust Office of the Indenture Trustee is closed for business.

     "Certificate Depository Agreement" means the agreement among the Trust, the Depositor and The Depository Trust Company, as the initial Clearing Agency, dated as of the Closing Date, relating to the Trust Securities Certificates, substantially in the form attached as Exhibit B, as the same may be amended and supplemented from time to time.

     "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository Trust Company will be the initial Clearing Agency.

     "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "Closing Date" means the "First Time of Delivery" as specified in the Underwriting Agreement.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Security" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount of $25 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

     "Common Securityholder" means the Holder from time to time of the Common Securities.

     "Common Securities Certificate" means a certificate evidencing ownership of Common Securities, substantially in the form attached as Exhibit C.

     "Corporate Trust Office" means (i) when used with respect to the Property Trustee, the principal office of the Property Trustee located at 450 West 33rd Street, 15th Floor, New York, New York 10001, and (ii) when used with respect to the Indenture Trustee, the principal office of the Indenture Trustee located at 450 West 33rd Street, 15th Floor, New York, New York 10001.

     "Definitive Preferred Securities Certificates" means either or both (as the context requires) of (a) Preferred Securities Certificates issued as Book-Entry Preferred Securities Certificates as provided in Section 5.11(a) and (b) Preferred Securities Certificates issued in certificated, fully registered form as provided in Section 5.13.

     "Delaware Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C.
ss.ss.3801, et seq., as it may be amended from time to time.

     "Delaware Trustee" means the Person identified as the "Delaware Trustee" in the preamble to this Trust Agreement solely in its capacity as Delaware Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor trustee appointed as herein provided.

     "Depositor" has the meaning specified in the preamble to this Trust Agreement.

     "Distribution Date" has the meaning specified in Section 4.1(a).

     "Distributions" means amounts payable in respect of the Trust Securities as provided in Section 4.1.

     "Early Termination Event" has the meaning specified in Section 9.2.

     "Event of Default" means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a) the occurrence of an Indenture Event of Default; or

     (b) default by the Trust in the payment of any Distribution when it becomes due and payable, and continuation of such default for a period of 30 days; or

     (c) default by the Trust in the payment of any Redemption Price of any Trust Security when it becomes due and payable; or

     (d) default in the performance, or breach, in any material respect, of any covenant or warranty of the Trustees in this Trust Agreement (other than a covenant or warranty a default in the performance or breach of which is dealt with in clause (b) or (c) above) and continuation of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the defaulting Trustee or Trustees by the Holders of at least 25% in aggregate liquidation amount of the Outstanding Preferred Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

     (e) the occurrence of a Bankruptcy Event with respect to the Property Trustee and the failure by the Depositor to appoint a successor Property Trustee within 60 days thereof.

     "Expense Agreement" means the Agreement as to Expenses and Liabilities between the Guarantor and the Trust, substantially in the form attached as Exhibit D, as amended from time to time.

     "Expiration Date" has the meaning specified in Section 9.1.

     "Guarantee" means the Guarantee Agreement executed and delivered by the Guarantor and The Chase Manhattan Bank, as trustee, contemporaneously with the execution and delivery of this Trust Agreement, for the benefit of the holders of the Preferred Securities, as amended from time to time.

     "Guarantor" means Edison International, a California corporation, and its successors and assigns.

     "Indenture" means the Subordinated Indenture, dated as of July 26, 1999, between the Depositor and the Indenture Trustee, as trustee, as amended or supplemented from time to time (including by the Supplemental Indenture).

     "Indenture Event of Default" means an "Event of Default," as defined in the Indenture, with respect to the Notes.

     "Indenture Redemption Date" means, with respect to any Notes to be redeemed under the Indenture, the date fixed for redemption under the Indenture.

     "Indenture Trustee" means The Chase Manhattan Bank, a New York banking corporation, and any successor thereto.

     "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

     "Like Amount" means (a) with respect to a redemption of Trust Securities, Trust Securities having a Liquidation Amount equal to the principal amount of Notes to be contemporaneously redeemed in accordance with the Indenture the proceeds of which will be used to pay the Redemption Price of such Trust Securities, and (b) with respect to a distribution of Notes to Holders of Trust Securities in connection with a dissolution or liquidation of the Trust, Notes having a principal amount equal to the Liquidation Amount of the Trust Securities of the Holder to whom such Notes are distributed.

     "Liquidation Amount" means the stated amount of $25 per Trust Security.

     "Liquidation Date" means the date on which Notes are to be distributed to Holders of Trust Securities in connection with a dissolution and liquidation of the Trust pursuant to Section 9.4(a).

     "Liquidation Distribution" has the meaning specified in Section 9.4(d).

     "1940 Act" means the Investment Company Act of 1940, as amended.

     "Notes" means the aggregate principal amount of the Depositor's 7.875% Subordinated Deferrable Interest Notes, Series A, issued pursuant to the Indenture.

     "Officer's Certificate" means a certificate signed by any one of the Chairman of the Board, Chief Executive Officer, President, a Vice President, the Treasurer, an Associate Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary, of the Depositor, and delivered to the appropriate Trustee. The officer signing an Officer's Certificate given pursuant to Section 8.15 shall be the principal executive, financial or accounting officer of the Depositor. Any Officer's Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

     (a) a statement that the officer signing the Officer's Certificate has read the covenant or condition and the definitions relating thereto;

     (b) a brief statement of the nature and scope of the examination or investigation undertaken by such officer in rendering the Officer's Certificate;

     (c) a statement that such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (d) a statement as to whether, in the opinion of such officer, such condition or covenant has been complied with.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Trust, the Property Trustee or the Depositor, and who shall be reasonably acceptable to the Property Trustee.

     "Original Trust Agreement" has the meaning specified in the recitals to this Trust Agreement.

     "Outstanding", when used with respect to Trust Securities, means, as of the date of determination, all Trust Securities theretofore executed and delivered under this Trust Agreement, except:

     (a) Trust Securities theretofore canceled by the Property Trustee or delivered to the Property Trustee for cancellation;

     (b) Trust Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent for the Holders of such Trust Securities; provided that, if such Trust Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Trust Agreement; and

     (c) Trust Securities which have been paid or in exchange for or in lieu of which other Preferred Securities have been executed and delivered pursuant to Sections 5.4, 5.5, 5.11 and 5.13; provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Preferred Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Preferred Securities owned by the Depositor, any Trustee or any Affiliate of the Depositor or any Trustee shall be disregarded and deemed not to be Outstanding, except that (i) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Preferred Securities that such Trustee knows to be so owned shall be so disregarded and (ii) the foregoing proviso shall not apply at any time when all of the outstanding Preferred Securities are owned by the Depositor, one or more of the Trustees and/or any such Affiliate. Preferred Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Regular Trustees the pledgee's right so to act with respect to such Preferred Securities and that the pledgee is not the Depositor or any Affiliate of the Depositor.

     "Over-allotment Option" has the meaning specified in the Underwriting Agreement.

     "Owner" means each Person who is the beneficial owner of a Book-Entry Preferred Securities Certificate as reflected in the records of the Clearing Agency or, if a Clearing Agency Participant is not the Owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly, in accordance with the rules of such Clearing Agency).

     "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 5.9 and shall initially be the Bank.

     "Payment Account" means a segregated non-interest-bearing corporate trust account maintained by the Property Trustee with the Bank in its trust department for the benefit of the Securityholders in which all amounts paid in respect of the Notes will be held and from which the Property Trustee, through the Paying Agent, shall make payments to the Securityholders in accordance with Sections
4.1 and 4.2.

     "Person" means any individual, corporation, partnership (general or limited), joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

     "Preferred Security" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount of $25 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

     "Preferred Securities Certificate" means a certificate evidencing ownership of Preferred Securities, substantially in the form attached as Exhibit E.

     "Property Trustee" means the Person identified as the "Property Trustee" in the preamble to this Trust Agreement solely in its capacity as Property Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as herein provided.

     "Redemption Date" means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Trust Agreement; provided that each Indenture Redemption Date and the stated maturity of the Notes shall be a Redemption Date for a Like Amount of Trust Securities.

     "Redemption Price" means, with respect to any Trust Security, the Liquidation Amount of such Trust Security, plus accumulated and unpaid Distributions to the Redemption Date, allocated on a pro rata basis (based on Liquidation Amounts) among the Trust Securities.

     "Regular Trustees" means each of the Persons identified as a "Regular Trustee" in the preamble to this Trustee Agreement solely in such Person's capacity as Regular Trustee of the Trust formed and continued hereunder and not in such Person's individual capacity, or such Regular Trustee's successor in interest in such capacity, or any successor trustee appointed as herein provided.

     "Relevant Trustee" shall have the meaning specified in Section 8.10.

     "Second Closing Date" means the "Second Time of Delivery" as specified in the Underwriting Agreement.

     "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 5.4.

     "Securityholder" or "Holder" means a Person in whose name a Trust Security or Trust Securities is registered in the Securities Register, any such Person being a beneficial owner within the meaning of the Delaware Business Trust Act; provided, however, that in determining whether the Holders of the requisite amount of Preferred Securities have voted on any matter provided for in this Trust Agreement, then for the purpose of any such determination, so long as Definitive Preferred Securities Certificates have not been issued, the term Securityholders or Holders as used herein shall refer to the Owners.

     "Supplemental Indenture" means the Supplemental Indenture, dated as of July 26, 1999, between the Depositor and the Indenture Trustee, as amended or supplemented from time to time.

     "Tax Event" means the receipt by the Trust of an Opinion of Counsel from counsel experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of issuance of the Preferred Securities under this Trust Agreement, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days after the date of such Opinion of Counsel, subject to United States federal income tax with respect to income received or accrued on the Notes, (ii) interest payable by the Depositor on the Notes is not, or within 90 days after the date of such Opinion of Counsel, will not be, deductible by the Depositor, in whole or in part, for United States federal income tax purposes or (iii) the Trust is, or will be within 90 days after the date of such Opinion of Counsel, subject to more than a de minimis amount of other taxes, duties, assessments or other governmental charges.

     "Trust" means the Delaware business trust created and continued hereby and identified on the cover page to this Trust Agreement.

     "Trust Agreement" means this Amended and Restated Trust Agreement, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including (i) all exhibits hereto and (ii) for all purposes of this Trust Agreement and any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Trust Agreement and any such modification, amendment or supplement, respectively.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

     "Trust Property" means (a) the Notes, (b) any cash on deposit in, or owing to, the Payment Account and (c) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to the trusts of this Trust Agreement.

     "Trust Security" means any one of the Common Securities or the Preferred Securities.

     "Trust Securities Certificate" means any one of the Common Securities Certificates or the Preferred Securities Certificates.

     "Trustees" means, collectively, the Property Trustee, the Delaware Trustee and the Regular Trustees.

     "Underwriting Agreement" means the Pricing Agreement (including the Underwriting Agreement incorporated by reference therein), dated July 21, 1999, among the Trust, the Depositor and the underwriters named therein.

                                   Article II

                           ESTABLISHMENT OF THE TRUST

SECTION 2.1.......Name.

     The Trust continued hereby shall be known as "EIX Trust I," as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Trust Securities and the other Trustees, in which name the Trustees may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

SECTION 2.2.......Office of the Delaware Trustee; Principal Place of Business.

     The address of the Delaware Trustee in the State of Delaware is 1201 N. Market Street, Wilmington, Delaware 19801, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Depositor. The principal executive office of the Trust is 2244 Walnut Grove Avenue, Rosemead, California 91770.

SECTION 2.3.......Organizational Expenses.

     The Depositor shall pay organizational expenses of the Trust as they arise or shall, upon request of any Trustee, promptly reimburse such Trustee for any such expenses paid by such Trustee. The Depositor shall make no claim upon the Trust Property for the payment of such expenses.

SECTION 2.4.......Issuance of the Preferred Securities.

     The Depositor, on behalf of the Trust and pursuant to the Original Trust Agreement, executed and delivered the Underwriting Agreement. On the Closing Date, a Regular Trustee, on behalf of the Trust, shall execute in accordance with Section 5.2, and the Property Trustee shall deliver to the Underwriters named in the Underwriting Agreement, Preferred Securities Certificates, registered in the name of the nominee of the initial Clearing Agency, evidencing an aggregate of 20,000,000 Preferred Securities having an aggregate Liquidation Amount of $500,000,000, against receipt by the Property Trustee of the aggregate purchase price of such Preferred Securities of $500,000,000. In the event that the Underwriters shall exercise their Over-allotment Option, on the Second Closing Date, a Regular Trustee, on behalf of the Trust, shall execute in accordance with Section 5.2, and the Property Trustee shall deliver to the Underwriters named in the Underwriting Agreement, Preferred Securities Certificates, registered in the name of the nominee of the initial Clearing Agency, evidencing an aggregate of up to 3,000,000,000 Preferred Securities having an aggregate Liquidation Amount of up to $75,000,000, against receipt by the Property Trustee of the aggregate purchase price of such Preferred Securities in an amount equal to such aggregate Liquidation Amount, all in accordance with the terms of such exercise.

SECTION  2.5.......Issuance of the Common Securities;  Subscription and Purchase
of Notes.

     On the Closing Date, a Regular Trustee, on behalf of the Trust, shall execute in accordance with Section 5.2, and the Property Trustee shall deliver to the Depositor, Common Securities Certificates, registered in the name of the Depositor, evidencing an aggregate of 618,560 Common Securities having an aggregate Liquidation Amount of $15,464,000 against receipt by the Property Trustee from the Depositor of such amount. Contemporaneously therewith, a Regular Trustee, on behalf of the Trust, shall subscribe to and purchase from the Depositor Notes, registered in the name of the Property Trustee (in its capacity as such) and having an aggregate principal amount equal to $515,464,000, and, in satisfaction of the purchase price for such Notes, the Property Trustee, on behalf of the Trust, shall deliver to the Depositor the sum of $515,464,000 (being the sum of the amounts delivered to the Property Trustee pursuant to (i) the second sentence of Section 2.4 and (ii) the first sentence of this Section 2.5). In the event that the Underwriters shall exercise their Over-allotment Option, on the Second Closing Date, a Regular Trustee, on behalf of the Trust, shall execute in accordance with Section 5.2, and the Property Trustee shall deliver to the Depositor, Common Securities Certificates, registered in the name of the Depositor, evidencing an aggregate of up to 92,784 Common Securities having an aggregate Liquidation Amount of up to $2,319,600 (such number and aggregate Liquidation Amount to be equal, unless otherwise agreed by the Depositor and the Underwriters, to 3/97 of the number and aggregate Liquidation Amount, respectively, of Preferred Securities to be executed and delivered pursuant to the third sentence of Section 2.4, rounded
(A) in the case of such number, up to the nearest whole number and (B) in the case of such amount, to the product of such number multiplied by $25), against receipt by the Property Trustee from the Depositor of such amount. Contemporaneously therewith, a Regular Trustee, on behalf of the Trust, shall subscribe to and purchase from the Depositor Notes, registered in the name of the Property Trustee (in its capacity as such) and having an aggregate principal amount equal to the sum of the aggregate Liquidation Amounts of (x) the Preferred Securities to be executed and delivered pursuant to the third sentence of Section 2.4 and (y) the Common Securities to be executed and delivered pursuant to the third sentence of this Section 2.5, and, in satisfaction of the purchase price for such Notes, the Property Trustee, on behalf of the Trust, shall deliver to the Depositor an amount equal to such sum.

SECTION 2.6.......Declaration of Trust.

     The exclusive purposes and functions of the Trust are (a) to issue and sell Trust Securities and use the proceeds from such sale to acquire the Notes, (b) to distribute the cash payments it receives on the Notes it owns to the Securityholders, and (c) to engage in only those activities necessary, appropriate, convenient or incidental thereto. The Depositor hereby appoints the Trustees as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein, and the Trustees hereby accept such appointment. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Trust and the Securityholders. The Regular Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Trustees set forth herein. The Delaware Trustee shall be one of the Trustees of the Trust for the sole and limited purpose of fulfilling the requirements of Section 3807(a) of the Delaware Business Trust Act.

SECTION 2.7.......Authorization to Enter into Certain Transactions.

     (a) The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Trust Agreement. Subject to the limitations set forth in paragraph (b) of this Section, and in accordance with the following provisions
(i) and (ii), the Trustees shall have the authority to enter into all transactions and agreements determined by the Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees under this Trust Agreement, and to perform all acts in furtherance thereof, including without limitation, the following:

     (i) Each Regular Trustee, acting singly or collectively, shall have the power and authority to act on behalf of the Trust with respect to the following matters:

          (A)  the issuance and sale of the Trust Securities;

          (B) to cause the Trust to enter into, and to execute, deliver and perform on behalf of the Trust, the Expense Agreement and the Certificate

               Depository Agreement and such other agreements as may be necessary or desirable in connection with the purposes and function of the Trust;

          (C) assisting in the registration of the Preferred Securities under the Securities Act of 1933, as amended, and under state securities or blue sky laws, and the qualification of this Trust Agreement as a trust indenture under the Trust Indenture Act;

          (D) assisting in the listing of the Preferred Securities upon such securities exchange or exchanges as shall be determined by the Depositor and the registration of the Preferred Securities under the Securities Exchange Act of 1934, as amended, and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing;

          (E) assisting in the sending of notices (other than notices of default) and other information regarding the Trust Securities and the Notes to the Securityholders in accordance with this Trust Agreement;

          (F) consenting to the appointment of a Paying Agent in accordance with this Trust Agreement;

          (G) execution of the Trust Securities on behalf of the Trust in accordance with this Trust Agreement;

          (H) execution and delivery of closing certificates pursuant to the Underwriting Agreement and application for a taxpayer identification number for the Trust;

          (I) unless otherwise determined by the Depositor, the Property Trustee or the Holders of Preferred Securities representing more than 50% of the aggregate Liquidation Amount of the Outstanding Preferred Securities, or as otherwise required by the Delaware Business Trust Act or the Trust Indenture Act, to execute on behalf of the Trust (either acting alone or together with any or all of the Regular Trustees) any documents that the Regular Trustees have the power to execute pursuant to this Trust Agreement; and

          (J) the taking of any action incidental to the foregoing as the Trustees may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder).

     (ii) The Property Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

          (A)  the establishment of the Payment Account;

          (B)  the receipt of the Notes;

          (C) the collection of interest, principal and any other payments made in respect of the Notes in the Payment Account;

          (D) the distribution through the Paying Agent of amounts owed to the Securityholders in respect of the Trust Securities;

          (E) the exercise of all of the rights, powers and privileges of a holder of the Notes;

          (F) the sending of notices of default and other information regarding the Trust Securities and the Notes to the Securityholders in accordance with this Trust Agreement;

          (G) the distribution of the Trust Property in accordance with the terms of this Trust Agreement;

          (H) to the extent provided in this Trust Agreement, assisting in the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

          (I) after an Event of Default (other than under paragraph (b), (c), (d) or (e) of the definition of such term if such Event of Default is by or with respect to the Property Trustee) the taking of any action incidental to the foregoing as the Property Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement and protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder); and

          (J) any of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 2.7(a)(i)(E), (F) and (J); and in the event of a conflict between the actions of the Regular Trustees and those of the Property Trustee, the actions of the Property Trustee shall prevail.

     (b) So long as this Trust Agreement remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Trustees (acting on behalf of he Trust) shall not (i) acquire any investments other than the Notes, (ii) engage in any activities not authorized by this Trust Agreement, (iii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein, (iv) take any action that would cause the Trust to fail or cease to qualify as a "grantor trust" for United States federal income tax purposes, (v) incur any indebtedness for borrowed money or issue any other debt or (vi) take or consent to any action that would result in the placement of a Lien on any of the Trust Property. The

Property Trustee shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Securityholders in their capacity as Securityholders; provided, however, that (x) all expenses relating to such defense shall be borne by the Depositor and (y) the Property Trustee shall be fully indemnified by the Depositor for all costs incurred in connection with such defense.

     (c) In connection with the issue and sale of the Preferred Securities, the Depositor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Depositor in furtherance of the following prior to the date of this Trust Agreement are hereby ratified and confirmed in all respects):

     (i) the preparation and filing by the Trust with the Commission and the execution on behalf of the Trust of a registration statement on the appropriate form in relation to the Preferred Securities, including any amendments thereto;

     (ii) the determination of the States in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and the determination of any and all such acts, other than actions which must be taken by or on behalf of the Trust, and the advice to the Trustees of actions they must take on behalf of the Trust, and the preparation for execution and filing of any documents to be executed and filed by the Trust or on behalf of the Trust, as the Depositor deems necessary or advisable in order to comply with the applicable laws of any such States;

     (iii) the preparation for filing by the Trust and execution on behalf of the Trust of an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing upon notice of issuance of any Preferred Securities;

     (iv) the preparation for filing by the Trust with the Commission and the execution on behalf of the Trust of a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, including any amendments thereto, if required;

     (v) the negotiation of the terms of, and the execution and delivery of, the Underwriting Agreement providing for the sale of the Preferred Securities; and

     (vi) the taking of any other actions necessary or desirable to carry out any of the foregoing activities.

     (d) Notwithstanding anything herein to the contrary, the Trustees are authorized, and the Regular Trustees are directed, to conduct the affairs of the Trust and to operate the Trust so that (i) the Trust will not be deemed to be an "investment company" required to be registered under the 1940 Act, (ii) the Trust will be classified as a grantor trust for United States Federal income tax purposes and (iii) so that the Notes will be treated as indebtedness of the Depositor for United States Federal income tax purposes. In this connection, the Depositor and the Trustees are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Trust Agreement, that each of the Depositor and the Trustees determines in its discretion to be necessary or desirable for such purposes, as long as such action does not adversely affect in any material respect the interests of the Holders of the Preferred Securities.

SECTION 2.8.      Assets of Trust.

     The assets of the Trust shall consist of the Trust Property.

SECTION 2.9.      Title to Trust Property.

     Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Trust and the Securityholders in accordance with this Trust Agreement.

                                  Article III

                                 PAYMENT ACCOUNT

SECTION 3.1.      Payment Account.

     (a) On or prior to the Closing Date, the Property Trustee shall establish the Payment Account. The Property Trustee and any agent of the Property Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Trust Agreement. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Securityholders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

     (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal of or interest on, and any other payments or proceeds with respect to, the Notes. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.

                                   Article IV

                            DISTRIBUTIONS; REDEMPTION

SECTION 4.1.      Distributions.

(a) The Trust Securities represent undivided beneficial interests in the Trust Property, and Distributions (including of Additional Amounts) will be made on the

Trust Securities at the rate and on the dates that payments of interest (including of Additional Interest, as defined in the Indenture) are made on the Notes. Accordingly:

     (i) Distributions on the Trust Securities shall be cumulative, and will accumulate whether or not there are funds of the Trust available for the payment of Distributions. Distributions shall accrue from July 26, 1999, and, except in the event (and to the extent) that the Depositor exercises its right to defer the payment of interest on the Notes pursuant to the Indenture, shall be payable quarterly in arrears on August 31, November 30, February 28 and May 31 of each year, commencing on August 31, 1999. If any date on which a Distribution is otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distribution shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, payment of such Distribution shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date (each date on which distributions are payable in accordance with this Section 4.1(a), a "Distribution Date").

     (ii) Assuming payments of interest on the Notes are made when due (and before giving effect to Additional Amounts, if applicable), Distributions on the Trust Securities shall be payable at a rate of 7.875% per annum of the Liquidation Amount of the Trust Securities. The amount of Distributions payable for any full period shall be computed on the basis of a 360-day year of twelve 30-day months. The amount of Distributions for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months. The amount of Distributions payable for any period shall include the Additional Amounts, if any.

     (iii) Distributions on the Trust Securities shall be made by the Property Trustee from the Payment Account and shall be payable on each Distribution Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Distributions.

     (b) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date, which shall be one Business Day prior to such Distribution Date; provided, however, that in the event that the Preferred Securities do not remain in book-entry-only form, the relevant record date shall be the date 15 days prior to the relevant Distribution Date.

SECTION 4.2.      Redemption.

     (a) On each Indenture Redemption Date and on the stated maturity of the Notes, the Trust will be required to redeem a Like Amount of Trust Securities at the Redemption Price.

     (b) Notice of redemption shall be given by the Property Trustee at the expense of the Depositor by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date (or, in the event that the redemption results from acceleration after the occurrence of an Indenture Event of an Indenture Event of Default and the Property Trustee is unable to give such notice within such period, as soon as practicable) to each Holder of Trust Securities to be redeemed, at such Holder's address appearing in the Security Register. All notices of redemption shall state:

     (i) the Redemption Date;

     (ii) the Redemption Price;

     (iii) the CUSIP number;

     (iv) if less than all the Outstanding Trust Securities are to be redeemed, the identification and the total Liquidation Amount of the particular Trust Securities to be redeemed; and

     (v) that on the Redemption Date the Redemption Price will become due and payable upon each such Trust Security to be redeemed and that Distributions thereon will cease to accrue on and after said date, except as provided in
Section 4.2(d).

     (c) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price with the proceeds from the contemporaneous redemption of Notes. Redemptions of the Trust Securities shall be made and the Redemption Price shall be payable on each Redemption Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Redemption Price.

     (d) If the Property Trustee gives a notice of redemption in respect of any Preferred Securities, then, by 2:00 p.m., New York City time, on the Redemption Date, subject to Section 4.2(c), the Property Trustee will, so long as the Preferred Securities are in book-entry-only form, irrevocably deposit with the Clearing Agency for the Preferred Securities funds sufficient to pay the applicable Redemption Price and will give such Clearing Agency instructions with respect to payment of the Redemption Price to the holders of the Preferred Securities in accordance with the procedures set forth in the applicable agreement between the Property Trustee and such Clearing Agency. If the Preferred Securities are no longer in book-entry-only form, the Property Trustee, subject to Section 4.2(c), will irrevocably deposit with the Paying Agent funds sufficient to pay the applicable Redemption Price and will give the Paying Agent instructions and authority to pay the Redemption Price to the Holders thereof upon surrender of their Preferred Securities Certificates in accordance with the notice of redemption. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then upon the date of such deposit, all rights of Securityholders holding Trust Securities so called for redemption will cease, except the right of such Securityholders to receive the Redemption Price and any Distribution payable on or prior to the Redemption Date, but without interest, and such Securities will cease to be outstanding. In the event that any date on which any Redemption Price is payable is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date. In the event that payment of the Redemption Price in respect of any Trust Securities called for redemption is improperly withheld or refused and not paid either by the Trust or by the Guarantor pursuant to the Guarantee, Distributions on such Trust Securities will continue to accrue, at the then applicable rate, from the Redemption Date originally established by the Trust for such Trust Securities to the date such Redemption Price is actually paid, in which case the actual payment date will be the date fixed for redemption for purposes of calculating the Redemption Price.

     (e) Payment of the Redemption Price on the Trust Securities shall be made to the recordholders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date, which shall be one Business Day prior to the relevant Redemption Date; provided, however, that in the event that the Preferred Securities do not remain in book-entry-only form, the relevant record date shall be the date 15 days prior to the relevant Redemption Date.

     (f) Subject to Section 4.3(a), if less than all the Outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of Trust Securities to be redeemed shall be allocated on a pro rata basis (based on Liquidation Amounts) among the Common Securities and the Preferred Securities. The particular Preferred Securities and Common Securities to be redeemed shall be selected on a pro rata basis (based upon Liquidation Amounts) not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Preferred Securities and Common Securities, respectively, not previously called for redemption, by such method (including, without limitation, by lot) as the Property Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $25 or an integral multiple of $25 in excess thereof) of the Liquidation Amount of Preferred Securities and Common Securities, respectively, of a denomination larger than $25. The Property Trustee shall promptly notify the Security Registrar in writing of the Preferred Securities and Common Securities selected for redemption and, in the case of any Preferred Securities or Common Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed. For all purposes of this Trust Agreement, unless the context otherwise requires, all provisions relating to the redemption of Preferred Securities or Preferred Securities shall relate, in the case of any Preferred Securities or Common Securities, as applicable, redeemed or to be redeemed only in part, to the portion of the Liquidation Amount of Preferred Securities or Common Securities, as applicable, that has been or is to be redeemed.

SECTION 4.3.      Subordination of Common Securities.

     (a) Payment of Distributions (including Additional Amounts, if applicable) on, and the Redemption Price of, the Trust Securities, as applicable, shall be made, subject to Section 4.2(f), pro rata among the Common Securities and the Preferred Securities based on the Liquidation Amount of the Trust Securities; provided, however, that if on any Distribution Date or Redemption Date any Event of Default resulting from an Indenture Event of Default shall have occurred and be continuing, no payment of any Distribution (including Additional Amounts, if applicable) on, or Redemption Price of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including Additional Amounts, if applicable) on all Outstanding Preferred Securities for all Distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price the full amount of such Redemption Price on all Outstanding Preferred Securities, shall have been made or provided for, and all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions (including Additional Amounts, if applicable) on, or the Redemption Price of, Preferred Securities then due and payable.

     (b) In the case of the occurrence of any Event of Default resulting from any Indenture Event of Default, the Holder of Common Securities will be deemed to have waived any right to act with respect to any such Event of Default under this Trust Agreement until the effect of all such Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated. Until any such Event of Default under this Trust Agreement with respect to the Preferred Securities has been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the Holders of the Preferred Securities and not the Holder of the Common Securities, and only the Holders of the Preferred Securities will have the right to direct the Property Trustee to act on their behalf.

SECTION 4.4.      Payment Procedures.

     Payments of Distributions (including Additional Amounts, if applicable) in respect of the Preferred Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or, if the Preferred Securities are held by a Clearing Agency, such Distributions shall be made to the Clearing Agency in immediately available funds, which shall credit the relevant Persons' accounts at such Clearing Agency on the applicable Distribution Dates. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Common Securityholder. Any Distributions in respect of Preferred Securities that remain unclaimed for a period of two years following the applicable Distribution Date shall be paid to the Holder of the Common Securities.

SECTION 4.5.      Tax Returns and Reports.

     The Regular Trustees shall prepare (or cause to be prepared), at the Depositor's expense, and file all United States federal, state and local tax and information returns, payee statements and reports required to be filed by or in respect of the Trust. In this regard, the Regular Trustees shall (a) prepare and file (or cause to be prepared and filed) the appropriate Internal Revenue Service form required to be filed in respect of the Trust in each taxable year of the Trust and (b) prepare and furnish (or cause to be prepared and furnished) to each Securityholder the appropriate Internal Revenue Service form required to be provided. The Regular Trustees shall provide the Depositor and the Property Trustee with a copy of all such returns and reports promptly after such filing or furnishing. The Trustees and the Paying Agent shall comply with United States federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Securityholders under the Trust Securities.

SECTION 4.6.      Payment of Taxes, Duties, Etc. of the Trust.

     Upon receipt under the Notes of Additional Sums, the Property Trustee, pursuant to written instructions from the Depositor detailing the payments to be made, shall promptly pay at the expense of the Depositor any taxes, duties or governmental charges of whatsoever nature (other than withholding taxes) imposed on the Trust by the United States or any other taxing authority.

SECTION 4.7.      Payments under Indenture or Pursuant to Direct Actions.

     Any amount payable hereunder to any Holder of Preferred Securities shall be reduced by the amount of any corresponding payment such Holder has directly received pursuant to Section 2.19 of the Supplemental Indenture or Section 5.14 of this Trust Agreement.

                                   Article V

                          TRUST SECURITIES CERTIFICATES

SECTION 5.1.      Initial Ownership.

     Upon the formation of the Trust and until the issuance of the Trust Securities, and at any time during which no Trust Securities are outstanding, the Depositor shall be the sole beneficial owner of the Trust.

SECTION 5.2.      Trust Securities Certificates.

     The Preferred Securities Certificates shall be issued in minimum denominations of $25 Liquidation Amount and integral multiples of $25 in excess thereof, and the Common Securities Certificates shall be issued in minimum denominations of $25 Liquidation Amount and integral multiples thereof. The Trust Securities Certificates shall be executed on behalf of the Trust by manual signature of at least one Regular Trustee. Trust Securities Certificates bearing the manual ignatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefits of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Securityholder, and shall be entitled to the rights and subject to the obligations of a Securityholder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Sections 5.4, 5.11 and 5.13.

SECTION 5.3.      Execution and Delivery of Trust Securities Certificates.

     At the Closing Date and the Second Closing Date (if any), the Regular Trustees shall cause Trust Securities Certificates to be executed on behalf of the Trust and delivered by the Property Trustee as provided in Sections 2.4 and 2.5.

SECTION 5.4. Registration of Transfer and Exchange of Preferred Securities Certificates.

     The Depositor shall keep or cause to be kept, at the office or agency maintained pursuant to Section 5.8, a register or registers for the purpose of registering Trust Securities Certificates and transfers and exchanges of Preferred Securities Certificates (the "Securities Register") in which the registrar designated by the Depositor (the "Securities Registrar"), subject to such reasonable regulations as it may prescribe, shall provide for the registration of Preferred Securities Certificates and Common Securities Certificates (subject to Section 5.10 in the case of the Common Securities Certificates) and registration of transfers and exchanges of Preferred Securities Certificates as herein provided. The Bank shall be the initial Securities Registrar.

     Upon surrender for registration of transfer of any Preferred Securities Certificate at the office or agency maintained pursuant to Section 5.8, the Regular Trustees or any one of them shall execute and deliver to the Property Trustee, and the Property Trustee shall deliver, in the name of the designated transferee or transferees, one or more new Preferred Securities Certificates in authorized denominations of a like aggregate Liquidation Amount dated the date of execution by such Regular Trustee or Trustees.

     The Securities Registrar shall not be required to register the transfer of any Preferred Securities that have been called for redemption. At the option of a Holder, Preferred Securities Certificates may be exchanged for other Preferred Securities Certificates in authorized denominations of the same class and of a like aggregate Liquidation Amount upon surrender of the Preferred Securities Certificates to be exchanged at the office or agency maintained pursuant to
Section 5.8.

     Every Preferred Securities Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Securities Registrar duly executed by the Holder or his attorney duly authorized in writing. Each Preferred Securities Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Property Trustee in accordance with such Person's customary practice.

                  No service charge shall be made for any registration of transfer or exchange of Preferred Securities Certificates, but the Securities Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Preferred Securities Certificates.

SECTION 5.5.      Mutilated, Destroyed, Lost or Stolen Trust Securities
                  Certificates.

     If (a) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (b) there shall be delivered to the Securities Registrar and the Regular Trustees such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, the Regular Trustees, or any one of them, on behalf of the Trust shall execute and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section, the Regular Trustees or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

SECTION 5.6.      Persons Deemed Securityholders.

     The Trustees or the Securities Registrar shall treat the Person in whose name any Trust Securities Certificate shall be registered in the Securities Register as the owner of such Trust Securities Certificate for the purpose of receiving Distributions and for all other purposes whatsoever, and neither the Trustees nor the Securities Registrar shall be bound by any notice to the contrary.

SECTION 5.7.      Access to List of Securityholders' Names and Addresses.

     The Regular Trustees or the Depositor shall furnish or cause to be furnished to the Property Trustee (a) semi-annually on or before January 15 and July 15 in each year, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Securityholders as of the most recent record date and (b) promptly after receipt by any Regular Trustee or the Depositor of a request for such list from the Property Trustee in order to enable the Property Trustee to discharge its obligations under this Trust Agreement, a list of the type referred to in clause (a), in each case to the extent such information is in the possession or control of the Regular Trustees or the Depositor and is not identical to a previously supplied list or has not otherwise been received by the Property Trustee in its capacity as Securities Registrar. The rights of Securityholders to communicate with other Securityholders with respect to their rights under this Trust Agreement or under the Trust Securities, and the corresponding rights of the Property Trustee shall be as provided in the Trust Indenture Act. Each Securityholder and each Owner shall be deemed to have agreed not to hold the Depositor, the Property Trustee or the Regular Trustees accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

SECTION 5.8.      Maintenance of Office or Agency.

     The Property Trustee shall designate, with the consent of the Regular Trustees (which consent shall not be unreasonably withheld), an office or offices or agency or agencies where Preferred Securities Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustees in respect of the Trust Securities Certificates may be served. The Property Trustee initially designates its Corporate Trust Office as its office and agency for such purposes. The Property Trustee shall give prompt written notice to the Depositor and to the Securityholders of any change in the location of the Securities Register or any such office or agency.

SECTION 5.9.      Appointment of Paying Agent.

     The Paying Agent shall make distributions to Securityholders from the Payment Account and shall report the amounts of such distributions to the Property Trustee and the Regular Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the distributions referred to above. The Property Trustee may revoke such power and remove the Paying Agent in its sole discretion. The Paying Agent shall initially be the Bank, and any co-paying agent chosen by the Bank, and reasonably acceptable to the Regular Trustees. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Regular Trustees and the Property Trustee. In the event that the Bank shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Property Trustee shall appoint a successor that is acceptable to the Regular Trustees to act as Paying Agent (which shall be a bank or trust company). The Property Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Property Trustee to execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to such Securityholders. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 8.1, 8.3 and 8.6 herein shall apply to the Bank also in its role as Paying Agent, for so long as the Bank shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

SECTION 5.10.     Ownership of Common Securities by Depositor.

     On the Closing Date and on the Second Closing Date (if any), the Depositor shall acquire and retain beneficial and record ownership of the Common Securities. To the fullest extent permitted by law, other than a transfer in connection with a consolidation or merger of the Depositor into another corporation, or any conveyance, transfer or lease by the Depositor of its properties and assets substantially as an entirety to any Person, pursuant to
Section 801 of the Indenture, any attempted transfer of the Common Securities shall be void. The Regular Trustees shall cause each Common Securities Certificate issued to the Depositor to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT IN CERTAIN LIMITED CIRCUMSTANCES SET FORTH IN THE TRUST AGREEMENT (AS DEFINED BELOW)."

SECTION 5.11. Book-Entry Preferred Securities Certificates; Common Securities Certificate.

     (a) The Preferred Securities Certificates, upon original issuance, will be issued in the form of a typewritten Preferred Securities Certificate or Certificates representing Book-Entry Preferred Securities Certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Trust. Such Preferred Securities Certificate or Certificates shall initially be registered on the Securities Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Owner will receive a Definitive Preferred Securities Certificate representing such Owner's interest in such Preferred Securities, except as provided in Section 5.13. Unless and until Definitive Preferred Securities Certificates have been issued to Owners pursuant to Section 5.13:

     (i) the provisions of this Section 5.11(a) shall be in full force and effect;

     (ii) the Securities Registrar, the Depositor and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Trust Agreement relating to the Book-Entry Preferred Securities Certificates (including the payment of the Liquidation Amount of and Distributions or Redemption Price on the Preferred Securities evidenced by Book-Entry Preferred Securities Certificates and the giving of instructions or directions to Owners of Preferred Securities evidenced by Book-Entry Preferred Securities Certificates) as the sole Holder of Preferred Securities evidenced by Book-Entry Preferred Securities Certificates and shall have no obligations to the Owners thereof;

     (iii) to the extent that the provisions of this Section 5.11 conflict with any other provisions of this Trust Agreement, the provisions of this Section
5.11 shall control; and

     (iv) the rights of the Owners of the Book-Entry Preferred Securities Certificates shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Certificate Depository Agreement, unless and until Definitive Preferred Securities Certificates are issued pursuant to Section 5.13, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments on the Preferred Securities to such Clearing Agency Participants.

     (b) A single Common Securities Certificate representing the Common Securities shall be issued to the Depositor in the form of a definitive Common Securities Certificate.

SECTION 5.12.     Notices to Clearing Agency.

     To the extent that a notice or other communication to the Owners is required under this Trust Agreement, unless and until Definitive Preferred Securities Certificates shall have been issued to Owners pursuant to Section 5.13, the Trustees shall give all such notices and communications specified herein to be given to Owners to the Clearing Agency, and shall have no obligations to the Owners.

SECTION 5.13.     Definitive Preferred Securities Certificates.

     If (a) the Depositor advises the Trustees in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Preferred Securities Certificates, and the Depositor is unable to locate a qualified successor, (b) the Depositor at its option advises the Trustees in writing that it elects to terminate the book-entry system through the Clearing Agency or (c) after the occurrence of an Indenture Event of Default, Owners of Preferred Securities Certificates representing beneficial interests aggregating at least a majority of the aggregate Liquidation Amount of the Outstanding Preferred Securities advise the Regular Trustees in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interest of the Owners of Preferred Securities Certificates, then the Regular Trustees shall notify the Clearing Agency and the Clearing Agency shall notify all Owners of Preferred Securities Certificates and the other Trustees of the occurrence of any such event and of the availability of the Definitive Preferred Securities Certificates to Owners of such class or classes, as applicable, requesting the same. Upon surrender to the Regular Trustees or the Securities Registrar of the typewritten Preferred Securities Certificate or Certificates representing the Book Entry Preferred Securities Certificates by the Clearing Agency, accompanied by registration instructions, the Regular Trustees, or any one of them, shall execute the Definitive Preferred Securities Certificates in accordance with the instructions of the Clearing Agency. Neither the Securities Registrar nor the Trustees shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Preferred Securities Certificates, the Trustees shall recognize the Holders of the Definitive Preferred Securities Certificates as Securityholders. The Definitive Preferred Securities Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by the execution thereof by the Regular Trustees or any one of them.

SECTION 5.14.     Rights of Securityholders.

     (a) The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.9, and the Securityholders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Trust Agreement. The Trust Securities shall have no preemptive or similar rights and when issued and delivered to Securityholders against payment of the purchase price therefor will be fully paid and nonassessable by the Trust. The Holders of the Trust Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

     (b) For so long as any Preferred Securities remain Outstanding, if, upon an Indenture Event of Default, the Indenture Trustee fails or the holders of not less than 25% in principal amount of the outstanding Notes fail to declare the principal of all of the Notes to be immediately due and payable, the Holders of at least 25% in aggregate Liquidation Amount of the Preferred Securities then Outstanding shall have such right by a notice in writing to the Depositor and the Indenture Trustee; and upon any such declaration such principal amount of and the accrued interest on all of the Notes shall become immediately due and payable, provided that the payment of principal and interest on such Notes shall remain subordinated to the extent provided in the Indenture.

     At any time after such a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as in the Indenture provided, the Holders of a majority in aggregate Liquidation Amount of the Outstanding Preferred Securities, by written notice to the Property Trustee, the Depositor and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

     (i) the Depositor has paid or deposited with the Indenture Trustee a sum sufficient to pay

          (A) all overdue installments of interest (including any Additional Interest (as defined in the Indenture)) on all of the Notes,

          (B) the principal of any Notes which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Notes, and

          (C) all sums paid or advanced by the Indenture Trustee under the Indenture and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and the Property Trustee, their agents and counsel; and

     (ii) all Events of Default with respect to the Notes, other than the non-payment of the principal of the Notes which has become due solely by such acceleration, have been cured or waived as provided in Section 513 of the Indenture.

     The Holders of a majority in aggregate Liquidation Amount of the Outstanding Preferred Securities may, on behalf of the Holders of all the Outstanding Preferred Securities, waive any past default under the Indenture, except a default in the payment of principal or interest on the Notes (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Indenture Trustee) or a default in respect of a covenant or provision which under the Indenture cannot be modified or amended without the consent of the holder of each outstanding Note. No such rescission shall affect any subsequent default or impair any right consequent thereon.

     Upon receipt by the Property Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, by Holders of the Preferred Securities all or part of which is represented by Book-Entry Preferred Securities Certificates, a record date shall be established for determining Holders of Outstanding Preferred Securities entitled to join in such notice, which record date shall be at the close of business on the day the Property Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that, unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day which is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice which has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 5.14(b).

     (c) For so long as any Preferred Securities remain Outstanding, to the fullest extent permitted by law and subject to the terms of this Trust Agreement and the Indenture, upon an Indenture Event of Default specified in Section 501
(1) or (2) of the

Indenture, any Holder of Preferred Securities shall have the right to institute a proceeding directly against the Depositor, pursuant to Section 508 of the Indenture, for enforcement of payment to such Holder of the principal amount of or interest on Notes having a principal amount equal to the Liquidation Amount of the Preferred Securities of such Holder (a "Direct Action"). Except as set forth in Section 5.14(b) and this Section 5.14(c), the Holders of Preferred Securities shall have no right to exercise directly any right or remedy available to the holders of, or in respect of, the Notes.

                                   Article VI

                    ACTS OF SECURITYHOLDERS; MEETINGS; VOTING

SECTION 6.1.      Limitations on Voting Rights.

     (a) Except as provided in this Section, in Sections 2.7, 5.14, 8.10 and
10.2 and in the Indenture and as otherwise required by law, no Holder of Preferred Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Securityholders from time to time as partners or members of an association.

     (b) So long as any Notes are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or executing any trust or power conferred on the Property Trustee with respect to such Notes, (ii) waive any past default which is waivable under Section 513 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Notes shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Notes, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a majority in aggregate Liquidation Amount of all Outstanding Preferred Securities, provided, however, that where a consent under the Indenture would require the consent of each Holder of Notes affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Preferred Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of Preferred Securities, except by a subsequent vote of the Holders of Preferred Securities. The Property Trustee shall notify all Holders of the Preferred Securities of any notice of default received from the Indenture Trustee with respect to the Notes. In addition to obtaining the foregoing approvals of the Holders of the Preferred Securities, prior to taking any of the foregoing actions, the Trustees shall, at the expense of the Depositor, obtain an Opinion of Counsel experienced in such matters to the effect that such action shall not cause the Trust to fail to be classified as a grantor trust for United States Federal income tax purposes.

     (c) If any proposed amendment to this Trust Agreement provides for, or the Trustees otherwise propose to effect, (i) any action that would adversely affect in any material respect the powers, preferences or special rights of the Preferred Securities, whether by way of amendment to this Trust Agreement or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than pursuant to the terms of this Trust Agreement, then the Holders of Outstanding Preferred Securities as a class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of at least a majority in aggregate Liquidation Amount of the Outstanding Preferred Securities. Notwithstanding any other provision of this Trust Agreement, no amendment to this Trust Agreement may be made if, as a result of such amendment, it would cause the Trust to fail to be classified as a grantor trust for United States Federal income tax purposes.

SECTION 6.2.      Notice of Meetings.

     Notice of all meetings of the Preferred Securityholders, stating the time, place and purpose of the meeting, shall be given by the Property Trustee pursuant to Section 10.8 to each Preferred Securityholder of record, at his registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

SECTION 6.3.      Meetings of Preferred Securityholders.

     No annual meeting of Securityholders is required to be held. The Property Trustee, however, shall call a meeting of Preferred Securityholders to vote on any matter upon the written request of the Preferred Securityholders of record of 25% or more of the Preferred Securities (based upon their aggregate Liquidation Amount) and the Regular Trustees or the Property Trustee may, at any time in their discretion, call a meeting of Preferred Securityholders to vote on any matters as to which Preferred Securityholders are entitled to vote.

     Preferred Securityholders of record of 50% of the Outstanding Preferred Securities (based upon their aggregate Liquidation Amount), present in person or by proxy, shall constitute a quorum at any meeting of Securityholders.

     If a quorum is present at a meeting, an affirmative vote by the Preferred Securityholders of record present, in person or by proxy, holding a majority of the Preferred Securities (based upon their aggregate Liquidation Amount) held by the Preferred Securityholders of record present, either in person or by proxy, at such meeting shall constitute the action of the Preferred Securityholders, unless this Trust Agreement requires a greater number of affirmative votes.

SECTION 6.4.      Voting Rights.

     Securityholders shall be entitled to one vote for each $25 of Liquidation Amount represented by their Trust Securities in respect of any matter as to which such Securityholders are entitled to vote.

SECTION 6.5.      Proxies, etc.

     At any meeting of Securityholders, any Securityholder entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Property Trustee, or with such other officer or agent of the Trust as the Property Trustee may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of the Property Trustee, proxies may be solicited in the name of the Property Trustee or one or more officers of the Property Trustee. Only Securityholders of record shall be entitled to vote. When Trust Securities are held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Securityholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

SECTION 6.6.      Securityholder Action by Written Consent.

     Any action which may be taken by Securityholders at a meeting may be taken without a meeting and without prior notice if Securityholders holding a majority of all Outstanding Trust Securities (based upon their Liquidation Amount) entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any express provision of this Trust Agreement) shall consent to the action in writing. SECTION 6.7. Record Date for Voting and Other Purposes.

     For the purposes of determining the Securityholders who are entitled to notice of and to vote at any meeting or to act by written consent, or to participate in any distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Trust Agreement, or for the purpose of any other action, the Regular Trustees or the Property Trustee may from time to time fix a date, not more than 90 days prior to the date of any meeting of Securityholders or the payment of a distribution or other action, as the case may be, as a record date for the determination of the identity of the Securityholders of record for such purposes.

SECTION 6.8.      Acts of Securityholders.

     Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Trust Agreement to be given, made or taken by Securityholders or Owners may be embodied in and evidenced by one or more written instruments of substantially similar tenor signed by such Securityholders or Owners in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such written instrument or instruments are delivered to the Property Trustee. Such written instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders or Owners signing such written instrument or instruments. Proof of execution of any such written instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Trust Agreement and (subject to Section 8.1) conclusive in favor of the Trustees, if made in the manner provided in this Section.

     The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Trustee receiving the same deems sufficient.

     The ownership of Preferred Securities shall be proved by the Securities Register.

     Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Securityholder of any Trust Security shall bind every future Securityholder of the same Trust Security and the Securityholder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

     Without limiting the foregoing, a Securityholder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such liquidation amount.

     If any dispute arises between the Securityholders and the Property Trustee or among such Securityholders or the Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Securityholder or Trustee under this
Article VI, then the determination of such matter by the Property Trustee shall be conclusive and binding with respect to such matter.

SECTION 6.9.      Inspection of Records.

     Upon reasonable notice to the Regular Trustees and the Property Trustee, the records of the Trust shall be open to inspection by Securityholders during normal business hours for any purpose reasonably related to such Securityholder's interest as a Securityholder.

                                  Article VII

                         REPRESENTATIONS AND WARRANTIES

SECTION 7.1. Representations and Warranties of the Property Trustee and the Delaware Trustee.

     The Property Trustee and the Delaware Trustee, each severally on behalf of and as to itself, hereby represents and warrants for the benefit of the Depositor and the Securityholders that:

     (a) the Property Trustee is a New York banking corporation validly existing and in good standing under the laws of the State of New York;

     (b) the Property Trustee has the requisite power and authority to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

     (c) the Delaware Trustee is a Delaware banking corporation duly organized, validly existing and in good standing in the State of Delaware;

     (d) the Delaware Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

     (e) this Trust Agreement has been duly authorized, executed and delivered by the Property Trustee and the Delaware Trustee and constitutes the valid and legally binding agreement of each of the Property Trustee and the Delaware Trustee enforceable against each of them in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

     (f) the execution, delivery and performance of this Trust Agreement has been duly authorized by all necessary corporate or other action on the part of the Property Trustee and the Delaware Trustee and does not require any approval of stockholders of the Property Trustee or the Delaware Trustee;

SECTION 7.2.      Representations and Warranties of Depositor.

     The Depositor hereby represents and warrants that:

     (a) this Trust Agreement has been duly authorized, executed and delivered by the Depositor and constitutes the valid and legally binding agreement of the Depositor enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

     (b) the Trust Securities Certificates issued on the Closing Date and the Second Closing Date (if any) on behalf of the Trust have been duly authorized and will have been duly and validly executed, issued and delivered by the Trustees pursuant to the terms and provisions of, and in accordance with the requirements of, this Trust Agreement and the Securityholders will be, as of each such date, entitled to the benefits of this Trust Agreement; and

     (c) there are no taxes, fees or other governmental charges payable by the Trust (or the Trustees on behalf of the Trust) under the laws of the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance by the Property Trustee or the Delaware Trustee, as the case may be, of this Trust Agreement.

                                  Article VIII

                                  THE TRUSTEES

SECTION 8.1.      Certain Duties and Responsibilities.

     (a) The duties and responsibilities of the Trustees shall be as provided by this Trust Agreement and, in the case of the Property Trustee, subject to the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Trust Agreement shall require the Trustees to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to them. Whether or not therein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section. Nothing in this Trust Agreement shall be construed to release a Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct. To the extent that, at law or in equity, a Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to the Securityholders, such Trustee shall not be liable to the Trust or to any Securityholder for such Trustee's good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of the Trustees otherwise existing at law or in equity, are agreed by the Depositor and the Securityholders to replace such other duties and liabilities of the Trustees.

     (b) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Securityholder, by its acceptance of a Trust Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any

Trust Security or for any other liability in respect of any Trust Security.
This Section 8.1(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Trust Agreement or, in the case of the Property Trustee, in the Trust Indenture Act.

     (c) No provision of this Trust Agreement shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

     (i) The Property Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

     (ii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in aggregate Liquidation Amount of the Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Trust Agreement;

     (iii) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Notes and the Payment Account shall be to deal with such Property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Trust Agreement and the Trust Indenture Act;

     (iv) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Depositor; and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Property Trustee pursuant to Section 3.1 and except to the extent otherwise required by law; and

     (v) the Property Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Depositor with their respective duties under this Trust Agreement, nor shall the Property Trustee be liable for the default or misconduct of the Regular Trustees or the Depositor.

SECTION 8.2.      Certain Notices.

     Within 90 days after the occurrence of any Event of Default actually known to the Property Trustee, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.8, notice of such Event of Default to the Securityholders, the Regular Trustees and the Depositor, unless such Event of Default shall have been cured or waived.

     Within five Business Days after the receipt of notice of the Depositor's exercise of its right to defer the payment of interest on the Notes pursuant to the Indenture, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.8, notice of such exercise to the Securityholders and the Regular Trustees, unless such exercise shall have been revoked.

SECTION 8.3.      Certain Rights of Property Trustee.

     Subject to the provisions of Section 8.1:

     (a) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) if (i) in performing its duties under this Trust Agreement the Property Trustee is required to decide between alternative courses of action or (ii) in construing any of the provisions of this Trust Agreement the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein or (iii) the Property Trustee is unsure of the application of any provision of this Trust Agreement, then, except as to any matter as to which the Preferred Securityholders are entitled to vote under the terms of this Trust Agreement, the Property Trustee shall take such action, or refrain from taking such action, not inconsistent with this Trust Agreement as it shall deem advisable and in the best interests of the Securityholders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

     (c) any direction or act of the Depositor or the Regular Trustees contemplated by this Trust Agreement shall be sufficiently evidenced by an Officer's Certificate;

     (d) whenever in the administration of this Trust Agreement, the Property Trustee shall deem it desirable that a matter be established before undertaking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officer's Certificate which, upon receipt of such request, shall be promptly delivered by the Depositor or the Regular Trustees;

     (e) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

     (f) the Property Trustee may consult with counsel (which counsel may be counsel to the Depositor or any of its Affiliates, and may include any of its employees) and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice, such counsel may be counsel to the Depositor or any of its Affiliates, and may include any of its employees; the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Trust Agreement from any court of competent jurisdiction;

     (g) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any of the Securityholders pursuant to this Trust Agreement, unless such Securityholders shall have offered to the Property Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (h) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by one or more Securityholders;

     (i) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys, provided that the Property Trustee shall be responsible for its own negligence or recklessness with respect to selection of any agent or attorney appointed by it hereunder in due care;

     (j) whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Property Trustee (i) may request written instructions from the Holders of the Trust Securities which written instructions may only be given by the Holders of the same proportion in aggregate Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such written instructions are received, and (iii) shall be protected in acting in accordance with such written instructions; and

     (k) except as otherwise expressly provided by this Trust Agreement, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Trust Agreement.

     No provision of this Trust Agreement shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

SECTION 8.4.      Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of the Depositor, and the Trustees do not assume any responsibility for their correctness. The Trustees shall not be accountable for the use or application by the Depositor of the proceeds of the Notes.

SECTION 8.5.      May Hold Securities.

     Any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, subject to Sections 8.8 and 8.13 and except as provided in the definition of the term "Outstanding" in Article I, may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

SECTION 8.6.      Compensation; Indemnity; Fees.

     The Depositor agrees:

     (a) to pay to the Trustees from time to time reasonable compensation for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (b) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Trust Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

     (c) to the fullest extent permitted by applicable law, to indemnify and hold harmless (i) each Trustee, (ii) any Affiliate of any Trustee, (iii) any officer, director, shareholder, employee, representative or agent of any Trustee, and (iv) any employee or agent of the Trust or its Affiliates, (referred to herein as an "Indemnified Person") from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Trust Agreement, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of negligence or willful misconduct with respect to such acts or omissions.

     The provisions of this Section 8.6 shall survive the termination of this Trust Agreement or the resignation or removal of any Trustee.

     No Trustee may claim any lien or charge on any Trust Property as a result of any amount due pursuant to this Section 8.6.

     The Depositor and any Trustee (subject to Section 8.8) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Trust Securities shall have no rights by virtue of this Trust Agreement in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. Neither the Depositor, nor any Trustee, shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and the Depositor or any Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Trustee may engage or be interested in any financial or other transaction with the Depositor or any Affiliate of the Depositor, or may act as depository for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Depositor or its Affiliates.

SECTION 8.7.      Corporate Property Trustee Required; Eligibility of Trustees.

     (a) There shall at all times be a Property Trustee hereunder. The Property Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     (b) There shall at all times be one or more Regular Trustees hereunder. Each Regular Trustee shall be a natural person at least 21 years of age who is an officer of the Depositor.

     (c) There shall at all times be a Delaware Trustee. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law that shall act through one or more persons authorized to bind such entity.

SECTION 8.8.      Conflicting Interests.

                  If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Trust Agreement. The Indenture and the Guarantee are hereby excluded for purposes of Section 310(b)(1) of the Trust Indenture Act.

SECTION 8.9.      Co-Trustees and Separate Trustee.

     Unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Depositor and the Regular Trustees, by agreed action of the majority of such Trustees, shall have power to appoint, and upon the written request of the Regular Trustees, the Depositor shall for such purpose join with the Regular Trustees in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Property Trustee either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to the extent required by law to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Depositor does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Indenture Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make such appointment. Any co-trustee or separate trustee appointed pursuant to this Section shall either be (i) a natural person who is at least 21 years of age and a resident of the United States or (ii) a legal entity with its principal place of business in the United States that shall act through one or more persons authorized to bind such entity.

     Should any written instrument from the Depositor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Depositor.

     Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

     (a) The Trust Securities shall be executed and delivered and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustees specified hereunder shall be exercised solely by such Trustees and not by such co-trustee or separate trustee.

     (b) The rights, powers, duties, and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee or by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

     (c) The Property Trustee at any time, by an instrument in writing executed by it, with the written concurrence of the Depositor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case an Indenture Event of Default has occurred and is continuing, the Property Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Depositor. Upon the written request of the Property Trustee, the Depositor shall join with the Property Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

     (d) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Property Trustee or any other trustee hereunder.

     (e) The Property Trustee shall not be liable by reason of any act of a co-trustee or separate trustee.

     (f) Any Act of Holders delivered to the Property Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

SECTION 8.10.     Resignation and Removal; Appointment of Successor.

     No resignation or removal of any Trustee (the "Relevant Trustee") and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 8.11.

     Subject to the immediately preceding paragraph, the Relevant Trustee may resign at any time by giving written notice thereof to the Securityholders and the other Trustees. If the instrument of acceptance by the successor Trustee required by Section 8.11 shall not have been delivered to the Relevant Trustee within 30 days after the giving of such notice of resignation, the Relevant Trustee may petition, at the expense of the Trust, any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

     Unless an Indenture Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by Act of the Common

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

Securityholder. If an Indenture Event of Default shall have occurred and be continuing, the Property Trustee or the Delaware Trustee, or both of them, may be removed at such time by Act of the Holders of a majority in aggregate Liquidation Amount of the Outstanding Preferred Securities, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Trust). A Regular Trustee may be removed by the Common Securityholder at any time.

     If any Trustee shall resign, be removed or become incapable of acting as Trustee, or if a vacancy shall occur in the office of any Trustee for any cause, at a time when no Indenture Event of Default shall have occurred and be continuing, the Common Securityholder, by Act of the Common Securityholder delivered to the retiring Trustee, shall promptly appoint a successor Trustee or Trustees, which successor Trustee shall be domiciled outside of the State of California, and the retiring Trustee shall comply with the applicable requirements of Section 8.11. If the Property Trustee or the Delaware Trustee shall resign, be removed or become incapable of continuing to act as the Property Trustee or the Delaware Trustee, as the case may be, at a time when an Indenture Event of Default shall have occurred and be continuing, the Preferred Securityholders, by Act of the Securityholders of a majority in aggregate Liquidation Amount of the Preferred Securities then Outstanding delivered to the retiring Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees, and such successor Trustee shall comply with the applicable requirements of Section 8.11. If a Regular Trustee shall resign, be removed or become incapable of acting as Regular Trustee, at a time when an Indenture Event of Default shall have occurred and be continuing, the Common Securityholder by Act of the Common Securityholder delivered to the Regular Trustee shall promptly appoint a successor Regular Trustee and such successor Regular Trustee shall comply with the applicable requirements of Section 8.11. If no successor Relevant Trustee shall have been so appointed by the Common Securityholder or the Preferred Securityholders and accepted appointment in the manner required by
Section 8.11, any Securityholder who has been a Securityholder of Trust Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

     The Property Trustee shall, at the expense of the Depositor, give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all Securityholders in the manner provided in Section 10.8 and shall give notice to the Depositor. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

     Notwithstanding the foregoing or any other provision of this Trust Agreement, in the event any Regular Trustee or a Delaware Trustee who is a natural person dies or becomes, in the opinion of the Depositor, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (a) the unanimous act of the remaining Regular Trustees if there are at least two of them or (b) otherwise by the Depositor (with the successor in each case being a Person who satisfies the eligibility requirement for Regular Trustee or Delaware Trustee, as the case may be, set forth in Section 8.7).

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

SECTION 8.11.     Acceptance of Appointment by Successor.

     In case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee and each successor Relevant Trustee with respect to the Trust Securities shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which (a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Trust and (b) shall add to or change any of the provisions of this Trust Agreement as shall be necessary to provide for or facilitate the administration of the Trust by more than one Relevant Trustee, it being understood that nothing herein or in such amendment shall constitute such Relevant Trustees co-trustees and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on request of the Trust or any successor Relevant Trustee such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Trust Securities and the Trust.

     Upon request of any such successor Relevant Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

     No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article.

SECTION 8.12.     Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Property Trustee or the Delaware Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of such Trustee, shall be the successor of such Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

SECTION 8.13.     Preferential Collection of Claims Against Depositor or Trust.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar

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

judicial proceeding relative to the Trust or any other obligor upon the Trust Securities or the property of the Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Trust Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Property Trustee shall have made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

     (a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Trust Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

     (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

     Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement adjustment or compensation affecting the Trust Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 8.14.     Reports by Property Trustee.

     (a) Not later than 60 days following May 15 of each year commencing with May 15, 2000, the Property Trustee shall transmit to all Securityholders in accordance with Section 10.8, and to the Depositor, a brief report dated as of such May 15 with respect to:

     (i) its eligibility under Section 8.7 or, in lieu thereof, if to the best of its knowledge it has continued to be eligible under said Section, a written statement to such effect; and

     (ii) any change in the property and funds in its possession as Property Trustee since the date of its last report and any action taken by the Property Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Trust Securities.

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

     (b) In addition the Property Trustee shall transmit to Securityholders such reports concerning the Property Trustee and its actions under this Trust Agreement as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

     (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Property Trustee with each national stock exchange, the NASDAQ National Market or such other interdealer quotation system or self-regulatory organization upon which the Trust Securities are listed or traded (information regarding each such listing to be provided to the Property Trustee by the Depositor), with the Commission and with the Depositor.

SECTION 8.15.     Reports to the Property Trustee.

     The Depositor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by
Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314(a) of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

SECTION 8.16.     Evidence of Compliance with Conditions Precedent.

     Each of the Depositor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Trust Agreement that relate to any of the matters set forth in Section 314 (c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act shall be given in the form of an Officer's Certificate.

SECTION 8.17.     Number of Trustees.

     (a) The number of Trustees shall initially be five, provided that the Holder of all of the Common Securities by written instrument may increase or decrease the number of Regular Trustees. The Property Trustee and the Delaware Trustee may be the same Person.

     (b) If a Trustee ceases to hold office for any reason and, if such Trustee is a Regular Trustee, the number of Regular Trustees is not reduced pursuant to
Section 8.17(a), or if the number of Trustees is increased pursuant to Section 8.17(a), a vacancy shall occur. The vacancy shall be filled with a Trustee appointed in accordance with Section 8.10.

     (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul, dissolve or terminate the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee or Regular Trustees in accordance with Section 8.10, the Regular Trustees in office, regardless of their number (and notwithstanding any other provision of this Agreement), shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Trust Agreement.

SECTION 8.18.     Delegation of Power.

     (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.7(a); and

     (b) The Regular Trustees shall have power to delegate from time to time to such of their number or to the Depositor the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Trust Agreement, as set forth herein.

SECTION 8.19.     Delaware Trustee.

     It is expressly understood and agreed by the parties hereto that, in fulfilling its obligations as Delaware Trustee hereunder on behalf of the Trust,
(i) any agreements or instruments executed and delivered by Chase Manhattan Bank Delaware are executed and delivered not in its individual capacity but solely as Delaware Trustee under this Trust Agreement in exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made by Chase Manhattan Bank Delaware on the part of the Trust is made and intended not as representations, warranties, covenants, undertakings and agreements by Chase Manhattan Bank Delaware in its individual capacity but is made and intended for the purpose of binding only the Trust, and (iii) under no circumstances shall Chase Manhattan Bank Delaware in its individual capacity be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Trust Agreement, except if such breach or failure is due to any negligence or willful misconduct of the Delaware Trustee.

                                   Article IX

                       TERMINATION, LIQUIDATION AND MERGER

SECTION 9.1.      Termination Upon Expiration Date.

     Unless earlier dissolved, the Trust shall automatically dissolve on July 26, 2054 (the "Expiration Date"), and the Trust Property shall be distributed in accordance with Section 9.4.

SECTION 9.2.      Early Termination.

     The first to occur of any of the following events is an "Early Termination Event", upon the occurrence of which the Trust shall be dissolved:

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

     (a) the occurrence of a Bankruptcy Event in respect of, or the dissolution or liquidation of, the Depositor;

     (b) the written direction to the Property Trustee from the Depositor at any time to dissolve the Trust and distribute Notes to Securityholders in exchange for the Preferred Securities (which direction is optional and wholly within the discretion of the Depositor);

     (c) the redemption of all of the Preferred Securities in connection with the redemption of all the Notes; and

     (d) the entry of an order for dissolution of the Trust by a court of competent jurisdiction.

SECTION 9.3.      Termination.

     The respective obligations and responsibilities of the Trustees and the Trust created and continued hereby shall terminate upon the latest to occur of the following: (a) the distribution by the Property Trustee to Securityholders upon the liquidation of the Trust pursuant to Section 9.4, or upon the redemption of all of the Trust Securities pursuant to Section 4.2, of all amounts required to be distributed hereunder upon the final payment of the Trust Securities; (b) the payment of any expenses owed by the Trust; and (c) the discharge of all administrative duties of the Regular Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders.

SECTION 9.4.      Liquidation.

     (a) If an Early Termination Event specified in clause (a), (b) or (d) of
Section 9.2 occurs or upon the Expiration Date, the Trust shall be liquidated by the Trustees as expeditiously as the Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to each Securityholder a Like Amount of Notes, subject to Section 9.4(d). Notice of liquidation shall be given by the Property Trustee at the expense of the Depositor by first-class mail, postage prepaid mailed not later than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address appearing in the Securities Register. All notices of liquidation shall:

     (i) state the Liquidation Date;

     (ii) state that from and after the Liquidation Date, the Trust Securities will no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent a Like Amount of Notes; and

     (iii) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Notes, or if Section 9.4(d) applies, receive a Liquidation Distribution.

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

     (b) Except where Section 9.2(c) or 9.4(d) applies, in order to effect the liquidation of the Trust and distribution of the Notes to Securityholders, the Property Trustee shall establish a record date for such distribution (which shall be (i) one Business Day prior to the Liquidation Date or (ii) in the event that the Preferred Securities are not in book-entry form, the date 15 days prior to the Liquidation Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Notes in exchange for the Outstanding Trust Securities Certificates.

     (c) Except where Section 9.2(c) or 9.4(d) applies, after the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) certificates representing a Like Amount of Notes will be issued to holders of Trust Securities Certificates, upon surrender of such certificates to the Property Trustee or its agent for exchange, (iii) the Depositor shall use its best efforts to have the Notes listed on the New York Stock Exchange or on such other exchange, interdealer quotation system or self-regulatory organization as the Preferred Securities are then listed, (iv) any Trust Securities Certificates not so surrendered for exchange will be deemed to represent a Like Amount of Notes, accruing interest at the rate provided for in the Notes from the last Distribution Date on which a Distribution was made on such Trust Securities Certificates until such certificates are so surrendered (and until such certificates are so surrendered, no payments of interest or principal will be made to Holders of Trust Securities Certificates with respect to such Notes) and
(v) all rights of Securityholders holding Trust Securities will cease, except the right of such Securityholders to receive Notes upon surrender of Trust Securities Certificates.

     (d) In the event that, notwithstanding the other provisions of this Section 9.4, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Notes in the manner provided herein is determined by the Property Trustee not to be practical, the Trust Property shall be liquidated, and the Trust shall be wound-up by the Property Trustee in such manner as the Property Trustee determines. In such event, Securityholders will be entitled to receive out of the assets of the Trust available for distribution to Securityholders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the Liquidation Amount per Trust Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such winding up, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts). The Holder of the Common Securities will be entitled to receive Liquidation Distributions upon any such winding-up pro rata (determined as aforesaid) with Holders of Preferred Securities, except that, if an Indenture Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities.

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

SECTION 9.5. Mergers, Consolidations, Amalgamations or Replacements of the Trust.

     The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except pursuant to this Section 9.5 or Section 9.4. At the request of the Depositor, with the consent of the Holders of at least a majority in aggregate Liquidation Amount of the Outstanding Preferred Securities, the Trust may merge with or into, consolidate, amalgamate, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any State; provided, that (i) such successor entity either (x) expressly assumes all of the obligations of the Trust with respect to the Preferred Securities or (y) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank in priority with respect to distributions and payments upon liquidation, redemption and otherwise, (ii) the Depositor expressly appoints a trustee of such successor entity possessing the same powers and duties as the Property Trustee as the holder of the Notes, (iii) the Preferred Securities are listed or traded, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or other organization on which the Preferred Securities are then listed or traded, if any, (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization, (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the holders of the Preferred Securities (including any Successor Securities) in any material respect, (vi) such successor entity has a purpose substantially identical to that of the Trust, (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Depositor has received an Opinion of Counsel to the effect that (x) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect, and (y) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor such successor entity will be required to register as an investment company under the 1940 Act and (viii) the Depositor owns all of the common securities of such successor entity and the Guarantor guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee. Notwithstanding the foregoing, the Trust shall not, except with the consent of holders of 100% in Liquidation Amount of the Preferred Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the successor entity to be classified as other than a grantor trust for United States Federal income tax purposes.

                                   Article X

                            MISCELLANEOUS PROVISIONS

SECTION 10.1.     Limitation of Rights of Securityholders.

     Except as otherwise provided in Section 9.2, the death, dissolution, termination, bankruptcy or incapacity of any Person having an interest, beneficial or otherwise, in Trust Securities shall not operate to terminate this Trust Agreement, nor dissolve, terminate or annul the Trust, nor entitle the legal successors, representatives or heirs of such Person or any Securityholder for such Person, to claim an accounting, take any action or bring any proceeding in any court for a partition or winding up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

SECTION 10.2.     Amendment.

     (a) This Trust Agreement may be amended from time to time by the Property Trustee, the Regular Trustees and the Depositor, without the consent of any Securityholders, (i) to cure any ambiguity, correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Trust Agreement, which shall not be inconsistent with the other provisions of this Trust Agreement, or (ii) to modify, eliminate or add to any provisions of this Trust Agreement to such extent as shall be necessary to ensure that the Trust will be classified for United States Federal income tax purposes as a grantor trust at all times that any Trust Securities are outstanding or to ensure that the Trust will not be required to register as an investment company under the 1940 Act; provided, however, that in the case of clause (i), such action shall not adversely affect in any material respect the interests of any Securityholder, and any such amendments of this Trust Agreement shall become effective when notice thereof is given to the Securityholders.

     (b) Except as provided in Section 10.2(c) hereof, any provision of this Trust Agreement may be amended by the Trustees and the Depositor with (i) the consent of Securityholders representing a majority (based upon aggregate Liquidation Amount) of the Trust Securities then Outstanding and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States Federal income tax purposes or the Trust's exemption from status of an investment company under the 1940 Act.

     (c) In addition to and notwithstanding any other provision in this Trust Agreement, without the consent of each affected Securityholder, this Trust Agreement may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date or (ii) restrict the right of a Securityholder to institute suit for the enforcement of any such payment on or after such date; notwithstanding any other provision herein, without the unanimous consent of the Securityholders, this paragraph (c) of this Section 10.2 may not be amended.

     (d) Notwithstanding any other provisions of this Trust Agreement, no Trustee shall enter into or consent to any amendment to this Trust Agreement which would cause the Trust to fail or cease to qualify for the exemption from status of an investment company under the 1940 Act or fail or cease to be classified as a grantor trust for United States Federal income tax purposes.

     (e) Notwithstanding anything in this Trust Agreement to the contrary, this Trust Agreement may not be amended in a manner which imposes any additional obligation on the Depositor, the Property Trustee or the Delaware Trustee without the consent of the Depositor, the Property Trustee or the Delaware Trustee, as the case may be.

     (f) In the event that any amendment to this Trust Agreement is made, the Regular Trustees shall promptly provide to the Depositor a copy of such amendment.

     (g) Neither the Property Trustee nor the Delaware Trustee shall be required to enter into any amendment to this Trust Agreement which affects its own rights, duties or immunities under this Trust Agreement. The Property Trustee shall be entitled to receive an Opinion of Counsel and an Officer's Certificate stating that any amendment to this Trust Agreement is in compliance with this Trust Agreement and that all conditions precedent, if any, to such amendment have been complied with.

SECTION 10.3.     Separability.

     In case any provision in this Trust Agreement or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 10.4.     Governing Law.

     THIS TRUST AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE SECURITYHOLDERS, THE TRUST AND THE TRUSTEES WITH RESPECT TO THIS TRUST AGREEMENT AND THE TRUST SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

SECTION 10.5.     Payments Due on Non-Business Day.

     If the date fixed for any payment on any Trust Security shall be a day that is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day that is a Business Day (except as otherwise provided in Sections 4.1(a) and 4.2(d)), with the same force and effect as though made on the date fixed for such payment, and no interest shall accrue thereon for the period after such date.

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

SECTION 10.6.     Successors.

     This Trust Agreement shall be binding upon and shall inure to the benefit of any successor to the Depositor, the Trust or the Relevant Trustee, including any successor by operation of law. Except in connection with a consolidation, merger, sale or other transaction involving the Depositor that is permitted under Article Eight of the Indenture and pursuant to which the assignee agrees in writing to perform the Depositor's obligations hereunder, the Depositor shall not assign its obligations hereunder.

SECTION 10.7.     Headings.

     The Article and Section headings are for convenience only and shall not affect the construction of this Trust Agreement.

SECTION 10.8.     Reports, Notices and Demands.

     Any report, notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon any Securityholder or the Depositor may be given or served in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (a) in the case of a Preferred Securityholder, to such Preferred Securityholder as such Securityholder's name and address may appear on the Securities Register; and (b) in the case of the Common Securityholder or the Depositor, to Edison International, 2244 Walnut Grove Avenue, Rosemead, California 91770, Attention:
Corporate Secretary, facsimile no.: 626-302-2662. Any notice to Preferred Securityholders shall also be given to such owners as have, within two years preceding the giving of such notice, filed their names and addresses with the Property Trustee for that purpose. Such notice, demand or other communication to or upon a Securityholder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission.

     Any notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon the Trust, the Property Trustee, the Delaware Trustee or the Regular Trustees shall be given in writing addressed (until another address is published by the Trust) as follows: (a) with respect to the Property Trustee to The Chase Manhattan Bank, at its Corporate Trust Office, Attention: Capital Markets Fiduciary Services; (b) with respect to the Delaware Trustee, to Chase Manhattan Bank Delaware, 1201 N. Market Street, Wilmington, Delaware 19801, Attention:
Corporate Trust; (c) with respect to the Regular Trustees, to them c/o Edison International, 2244 Walnut Grove Avenue, Rosemead, California 91770, marked "Attention Regular Trustees of EIX Trust I"; and (d) with respect to the Trust, to its principal office specified in Section 2.1, with a copy to the Property Trustee. Such notice, demand or other communication to or upon the Trust or the Property Trustee shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust or the Property Trustee.

SECTION 10.9.     Agreement Not to Petition.

     Each of the Trustees and the Depositor agree for the benefit of the Securityholders that, until at least one year and one day after the Trust has been terminated in accordance with Article IX, they shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, insolvency, reorganization or other similar law (including, without limitation, the United States Bankruptcy Code) (collectively, "Bankruptcy Laws") or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. In the event the Depositor takes action in violation of this Section 10.9, the Property Trustee agrees, for the benefit of Securityholders, that at the expense of the Depositor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Depositor against the Trust or the commencement of such action and raise the defense that the Depositor has agreed in writing not to take such action and should be stopped and precluded therefrom and such other defenses, if any, as counsel for the Trustee or the Trust may assert. The provisions of this Section 10.9 shall survive the termination of this Trust Agreement.

SECTION 10.10.    Trust Indenture Act; Conflict with Trust Indenture Act.

     (a) This Trust Agreement is subject to the provisions of the Trust Indenture Act that are required to be part of this Trust Agreement and shall, to the extent applicable, be governed by such provisions.

     (b) The Property Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

     (c) If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Trust Agreement by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision of this Trust Agreement modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Trust Agreement as so modified or excluded, as the case may be.

     (d) The application of the Trust Indenture Act to this Trust Agreement shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

SECTION 10.11.    Acceptance of Terms of Trust Agreement, Guarantee and
                  Indenture.

     THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A SECURITYHOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND

PROVISIONS OF THIS TRUST AGREEMENT AND AGREEMENT TO THE SUBORDINATION
PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH SECURITYHOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS.

     THE DEPOSITOR, THE TRUST AND EACH HOLDER AND BENEFICIAL OWNER OF A PREFERRED SECURITY (BY ITS ACCEPTANCE OF AN INTEREST THEREIN) SHALL BE DEEMED TO HAVE AGREED TO TREAT THE NOTES AS INDEBTEDNESS FOR ALL U.S. TAX PURPOSES AND THE PREFERRED SECURITY AS EVIDENCE OF AN INDIRECT BENEFICIAL OWNERSHIP INTEREST IN THE NOTES.

                              EDISON INTERNATIONAL


By:

Name:

Title:


                            THE CHASE MANHATTAN BANK,
                               as Property Trustee


By:

Name:

Title:


                         CHASE MANHATTAN BANK DELAWARE,
                               as Delaware Trustee


By:

Name:

Title:


                            THEODORE F. CRAVER, JR.,
                               as Regular Trustee


By:

Name:

Title:

                                 JAMES R. BERG,
                               as Regular Trustee


By:

Name:

Title:




                                MARY C. SIMPSON,
                               as Regular Trustee


By:

Name:

Title:

                                                                      EXHIBIT A


                              CERTIFICATE OF TRUST

                                       OF

                                   EIX TRUST I

                  THIS Certificate of Trust of EIX Trust I (the "Trust"), dated June 30, 1999, is being duly executed and filed by the undersigned, as trustees of the Trust, with the Secretary of State of the State of Delaware to form a business trust under the Delaware Business Trust Act (12 Del. C. ss.3801 et seq.).

     1. Name. The name of the business trust being formed hereby is EIX Trust I.

     2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware are Chase Manhattan Bank Delaware, 1201 N. Market Street, Wilmington, Delaware 19801.

     3. Effective Date. This Certificate of Trust shall be effective upon filing with the Secretary of State of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first above written.

                                   CHASE MANHATTAN BANK DELAWARE,
                                   as trustee


By:              /s/ Dennis Kelly

Name:            Dennis Kelly

Title:           Assistant Vice President


                            THE CHASE MANHATTAN BANK,
                                   as trustee


By:              /s/ Alfia Monastra

Name:            Alfia Monastra

Title:           Assistant Vice President

                                                                   EXHIBIT B


                            Letter of Representations
                      [To be Completed by Issuer and Agent]



                     EIX Trust I, a Delaware business trust
-------------------------------------------------------------------------------
                                [Name of Issuer]


                            The Chase Manhattan Bank
-------------------------------------------------------------------------------
                                 [Name of Agent]


-------------------------------------------------------------------------------
                                     [Date]

Attention:  General Counsel's Office
The Depository Trust Company
55 Water Street; 49th Floor
New York, NY 10041-0099



         Re: EIX Trust I__% Cumulative Quarterly Income Preferred Securities, Series [___]
              CUSIP #:___
              [Issue Description, including CUSIP number]


Ladies and Gentlemen:

     This letter sets forth our understanding with respect to certain matters relating to the above-referenced issue (the "Securities"). Issuer is selling the Securities to [Goldman Sachs & Co. and others] (the "Initial Purchasers") pursuant to an Underwriting Agreement dated _______ __, 199__ (the "Document"). Initial Purchaser will take delivery of the Securities through The Depository Trust Company ("DTC"). The Chase Manhattan Bank is acting as transfer agent, paying agent, and registrar with respect to the Securities (the "Agent").

     To induce DTC to accept the Securities as eligible for deposit at DTC, and to act in accordance with its Rules with respect to the Securities, Issuer and Agent make the following representations to DTC:

     1. Prior to closing on the Securities on ____________, 199__, there shall be deposited with DTC one Security certificate registered in the name of DTC's nominee, Cede & Co., for each of the Securities with the offering value set forth on Schedule A hereto, the total of which represents 100% of the offering value of such Securities. If, however, the offering value of any Security exceeds $200 million, one certificate will be issued with respect to each $200 million of offering value and an additional certificate will be issued with respect to any remaining offering value. Each Security certificate shall bear the following legend:

         Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     If the Securities will be held by Agent, as custodian for DTC, such Security certificate shall remain in Agent's custody pursuant to the provisions of the FAST Balance Certificate Agreement currently in effect between Agent and DTC.

     2. Issuer: (a) understands that DTC has no obligation to, and will not, communicate to its Participants or to any person having an interest in the Securities any information contained in the Security certificate(s); and (b) acknowledges that neither DTC's Participants nor any person having an interest in the Securities shall be deemed to have notice of the provisions of the Security certificate(s) by virtue of submission of such certificate(s) to DTC.

     3. In the event of any solicitation of consents from or voting by holders of the Securities, Issuer or Agent shall establish a record date for such purposes (with no provision for revocation of consents or votes by subsequent holders) and shall send notice of such record date to DTC not less than 15 calendar days in advance of such record date. Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Reorganization Department at (212) 709-6896 or (212) 709-6897, and receipt of such notices shall be confirmed by telephoning (212) 709-6870. Notices to DTC pursuant to this Paragraph by mail or by any other means shall be sent to DTC's Reorganization Department as indicated in Paragraph 7.

     4. In the event of a stock split, recapitalization, conversion, or any similar transaction resulting in the cancellation of all or any part of the Securities represented thereby, the Agent shall send DTC a notice of such event as soon as practicable, but in no event less than five business days prior to the effective date of such transaction.

     5. In the event of a full or partial redemption, Issuer or Agent shall send a notice to DTC specifying: (a) the amount of the redemption or refunding; (b) in the case of a refunding, the maturity date(s) established under the refunding; and (c) the date such notice is to be distributed to Security holders or published (the "Publication Date"). Such notice shall be sent to DTC by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business on the business day before or, if possible, two business days before the Publication Date. Issuer or Agent shall forward such notice either in a separate secure transmission for each CUSIP number or in a secure transmission for multiple CUSIP numbers (if applicable) which includes a manifest or list of each CUSIP number submitted in that transmission. (The party sending such notice shall have a method to verify subsequently the use of such means and the timeliness of such notice.) The Publication Date shall be not less than 30 days nor more than 60 days prior to the redemption date or, in the case of an advance refunding, the date that the proceeds are deposited in escrow. Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Call Notification Department at (516) 227-4039 or (516) 227-4190. If the party sending the notice does not receive a telecopy receipt from DTC confirming that the notice has been received, such party shall telephone (516) 227-4070. Notices to DTC pursuant to this Paragraph by mail or by any other means shall be sent to:

                  Manager; Call Notification Department
                  The Depository Trust Company
                  711 Stewart Avenue
                  Garden City, NY  11530-4719

     6. In the event of an offering or issuance of rights with respect to the Securities outstanding, Agent shall send DTC's Dividend and Reorganization Departments a notice specifying: (a) the amount of and conditions, if any, applicable to such rights offering or issuance; (b) any applicable expiration or deadline date, or any date by which any action on the part of holders of such Securities is required; and (c) the Publication Date of such notice.

     The Publication Date will be as soon as practicable after the announcement by the Company of any such offering or issuance of rights with respect to the Securities represented thereby. DTC requires that the Publication Date be not less than 30 days nor more than 60 days prior to the related payment date, distribution date, or issuance date, respectively.

     Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Dividend Department at (212) 709-1623, and receipt of such notices shall be confirmed by telephoning (212) 709-1282. Notices to DTC pursuant to the above by mail or any other means shall be sent to:

                  Supervisor; Stock Dividends
                  Dividend Department
                  7 Hanover Square; 24th Floor
                  New York, NY  10004-2695

     Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Reorganization Department at (212) 709-1093, and receipt of such fax shall be confirmed by telephoning (212) 709-1063. Notices to DTC pursuant to the above by mail or any other means shall be sent to:

                  Supervisor; Rights Offerings
                  Reorganization Department
                  7 Hanover Square; 23rd Floor
                  New York, NY  10004-2695

     7. In the event of an invitation to tender the Securities (including mandatory tenders, exchanges, and capital changes), notice by Issuer or Agent to Security holders specifying the terms of the tender and the Publication Date of such notice shall be sent to DTC by a secure means in the manner set forth in Paragraph 5. Notices to DTC pursuant to this Paragraph and notices of other corporate actions by telecopy shall be sent to DTC's Reorganization Department at (212) 709-1093 or (212) 709-1094, and receipt of such notices shall be confirmed by telephoning (212) 709-6884. Notices to DTC pursuant to the above by mail or by any other means shall be sent to:

                  Manager; Reorganization Department
                  Reorganization Window
                  The Depository Trust Company
                  7 Hanover Square; 23rd Floor
                  New York, NY  10004-2695

     8. All notices and payment advices sent to DTC shall contain the CUSIP number of the Securities (listed on Schedule A hereto) and the accompanying description of such Securities, which, as of the date of this letter, is "_EIX Trust I __% Cumulative Quarterly Income Preferred Securities, Series [ ]."

     9. Issuer or Agent shall provide written notice of dividend payment information to a standard dividend announcement service subscribed to by DTC as soon as the information is available. In the event that no such service exists, Issuer or Agent shall provide such notice directly to DTC electronically, as previously arranged by Issuer or Agent and DTC, as soon as the payment information is available. If electronic transmission has not been arranged, absent any other arrangements between Issuer or Agent and DTC, such information should be sent by telecopy to DTC's Dividend Department at (212) 709-1723 or
(212) 709-1686, and receipt of such notices shall be confirmed by telephoning
(212) 709-1270. Notices to DTC pursuant to the above by mail or by any other means shall be sent to:

                  Manager; Announcements
                  Dividend Department
                  The Depository Trust Company
                  7 Hanover Square; 22nd Floor
                  New York, NY  10004-2695

     After establishing the amount of payment to be made on the Securities in question, Issuer or Agent will notify DTC's Dividend Department of the payment and payment date preferably five, but not less than two, business days prior to the effective date for such transaction.

     10. Issuer or Agent shall provide CUSIP-level detail for dividend payments to DTC no later than noon (Eastern Time) on the payment date.

     11. Dividend payments and cash distributions shall be received by Cede & Co. as nominee of DTC, or its registered assigns, in same-day funds no later than 2:30 p.m. (Eastern Time) on each payment date. Absent any other arrangements between Issuer or Agent and DTC, such funds shall be wired as follows:

                  The Chase Manhattan Bank
                  ABA # 021 000 021
                  For credit to a/c Cede & Co.
                  c/o The Depository Trust Company
                  Dividend Deposit Account # 066-026776

     12. Redemption payments shall be received by Cede & Co., as nominee of DTC, or its registered assigns, in same-day funds no later than 2:30 p.m. (Eastern
Time) on payment date. Absent any other arrangements between Agent and DTC, such funds shall be wired as follows:

                  The Chase Manhattan Bank
                  ABA # 021 000 021
                  For credit to a/c Cede & Co.
                  c/o The Depository Trust Company
                  Redemption Deposit Account # 066-027306

     13. Reorganization payments resulting from corporate actions (such as tender offers or mergers) shall be received by Cede & Co., as nominee of DTC, or its registered assigns, in same-day funds no later than 2:30 p.m. (Eastern Time) on payment date. Absent any other arrangements between Agent and DTC, such funds shall be wired as follows:

                  The Chase Manhattan Bank
                  ABA # 021 000 021
                  For credit to a/c Cede & Co.
                  c/o The Depository Trust Company
                  Reorganization Deposit Account # 066-027608

     14. DTC may direct Issuer or Agent to use any other number or address as the number or address to which notices or payments of dividends, distributions, or redemption proceeds may be sent.

     15. In the event of a redemption, acceleration, or any other similar transaction (e.g., tender made and accepted in response to Issuer's or Agent's invitation) necessitating a reduction in the aggregate principal amount of Securities outstanding or an advance refunding of part of the Securities outstanding, DTC, in its discretion: (a) may request Issuer or Agent to issue and authenticate a new Security certificate; or (b) may make an appropriate notation on the Security certificate indicating the date and amount of such reduction in the number of Securities outstanding, except in the case of final redemption, in which case the certificate will be presented to Issuer or Agent prior to payment, if required.

     16. In the event that Issuer determines that beneficial owners of Securities shall be able to obtain certificated Securities, Issuer or Agent shall notify DTC of the availability of certificates. In such event, Issuer or Agent shall issue, transfer, and exchange certificates in appropriate amounts, as required by DTC and others.

     17. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Agent (at which time DTC will confirm with Issuer or Agent the aggregate principal amount of Securities outstanding). Under such circumstances, at DTC's request Issuer and Agent shall cooperate fully with DTC by taking appropriate action to make available one or more separate certificates evidencing Securities to any DTC Participant having Securities credited to its DTC accounts.

     18. Nothing herein shall be deemed to require Agent to advance funds on behalf of Issuer.

     19. This Letter of Representations may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts together constitute but one and the same instrument.

     20. This Letter of Representations is governed by, and shall be construed in accordance with, the laws of the State of New York.

     21. The following riders, attached hereto, are hereby incorporated into this Letter of Representations:

Notes:
A.  If there is an Agent (as defined
in this Letter of Representations),
Agent as well as Issuer must sign
this Letter.  If there is no Agent,
in signing this Letter Issuer itself      Very truly yours,
undertakes to perform all of the
obligations set forth herein.

B.  Schedule B contains statements
that DTC believes accurately describes
DTC, the method of effectingbook-entry    EIX Trust I, a Delaware business trust
transfers of securities distributed
through  DTC, and certain related
matters.                                           By:
                                              (Authorized Officer's Signature)


                                          The Chase Manhattan Bank
                                                    (Agent)

                                          By:
                                              (Authorized Officer's Signature)

Received and Accepted:
THE DEPOSITORY TRUST COMPANY


By:


CC:      Underwriter
         Underwriter's Counsel

                                                                     EXHIBIT C


                      THIS CERTIFICATE IS NOT TRANSFERABLE
                     EXCEPT IN CERTAIN LIMITED CIRCUMSTANCES
                        SET FORTH IN THE TRUST AGREEMENT
                               (AS DEFINED BELOW).


CERTIFICATE NUMBER                                NUMBER OF COMMON SECURITIES
         C-1

                    CERTIFICATE EVIDENCING COMMON SECURITIES
                                       OF
                                   EIX TRUST I

                            7.875% COMMON SECURITIES

                  (LIQUIDATION AMOUNT $25 PER COMMON SECURITY)

     EIX Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Edison International (the "Holder") is the registered owner of the number set forth above of common securities of the Trust representing beneficial interests of the Trust and designated the 7.875% Common Securities (liquidation amount $25 per Common Security) (the "Common Securities"). Except as provided in Section 5.10 of the Trust Agreement (as defined below), the Common Securities are not transferable and any attempted transfer hereof shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of July 26, 1999, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of the Common Securities as set forth therein. The Trust will furnish a copy of the Trust Agreement to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

     Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

     IN WITNESS WHEREOF, one of the Regular Trustees of the Trust has executed this certificate this ___ day of ______, ____.

                                   EIX TRUST I



By:

Name:

Title:  Regular Trustee

                                                              EXHIBIT D


                    AGREEMENT AS TO EXPENSES AND LIABILITIES

     AGREEMENT dated as of July 26, 1999 between Edison International, a California corporation, and EIX Trust I, a Delaware business trust (the "Trust"). Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Trust Agreement (as defined below).

     WHEREAS, the Trust intends to issue its Common Securities (the "Common Securities") to and receive Notes from Edison International and to issue and sell 7.875% Cumulative Quarterly Income Preferred Securities, Series A (the "Preferred Securities") with such powers, preferences and special rights and restrictions as are set forth in the Amended and Restated Trust Agreement of the Trust dated as of July 26, 1999, as the same may be amended from time to time (the "Trust Agreement");

     WHEREAS, Edison International will directly or indirectly own all of the Common Securities of the Trust and will issue the Notes;

     NOW, THEREFORE, in consideration of the purchase by each holder of the Preferred Securities, which purchase Edison International hereby agrees shall benefit Edison International and which purchase Edison International acknowledges will be made in reliance upon the execution and delivery of this Agreement, Edison International and the Trust hereby agree as follows:



                                    ARTICLE I

                  SECTION 1.1. Guarantee by Edison International

     Subject to the terms and conditions hereof, Edison International hereby irrevocably and unconditionally guarantees to each person or entity to whom the Trust is now or hereafter becomes indebted or liable (the "Beneficiaries") the full payment, when and as due, of any and all Obligations (as hereinafter defined) to such Beneficiaries. As used herein, "Obligations" means any costs, expenses or liabilities of the Trust, other than obligations of the Trust to pay to holders of any Preferred Securities or other similar interests in the Trust the amounts due such holders pursuant to the terms of the Preferred Securities or such other similar interests, as the case may be. This Agreement is intended to be for the benefit of, and to be enforceable by, all such Beneficiaries, whether or not such Beneficiaries have received notice hereof.

                  SECTION 1.2. Term of Agreement.

     This Agreement shall terminate and be of no further force and effect upon the later of (a) the date on which full payment has been made of all amounts payable to all holders of all the Preferred Securities (whether upon redemption, liquidation, exchange or otherwise) and (b) the date on which there are no Beneficiaries remaining; provided, however, that this Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any holder of Preferred Securities or any Beneficiary must restore payment of any sums paid under the Preferred Securities, under any Obligation, under the Guarantee Agreement dated as of the date hereof between Edison International and The Chase Manhattan Bank, as guarantee trustee, or under this Agreement for any reason whatsoever. This Agreement is continuing, irrevocable, unconditional and absolute.

                  SECTION 1.3. Waiver of Notice.

     Edison International hereby waives notice of acceptance of this Agreement and of any Obligation to which it applies or may apply, and Edison International hereby waives presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

                  SECTION 1.4. No Impairment.

     The obligations, covenants, agreements and duties of Edison International under this Agreement shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

     (a) the extension of time for the payment by the Trust of all or any portion of the Obligations or for the performance of any other obligation under, arising out of, or in connection with, the Obligations;

     (b) any failure, omission, delay or lack of diligence on the part of the Beneficiaries to enforce, assert or exercise any right, privilege, power or remedy conferred on the Beneficiaries with respect to the Obligations or any action on the part of the Trust granting indulgence or extension of any kind; or

     (c) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Trust or any of the assets of the Trust.

     There shall be no obligation of the Beneficiaries to give notice to, or obtain the consent of, Edison International with respect to the happening of any of the foregoing.

                  SECTION 1.5. Enforcement.

     A Beneficiary may enforce this Agreement directly against Edison International and Edison International waives any right or remedy to require that any action be brought against the Trust or any other person or entity before proceeding against Edison International.

                  SECTION 1.6. Subrogation.

     Edison International shall be subrogated to all (if any) rights of any Beneficiary against the Trust, in respect of any amounts paid to the Beneficiaries by Edison International under this Agreement; provided, however, that Edison International shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any rights which it may acquire against the Trust by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Agreement, if, at the time of any such payment, any amounts are due and unpaid under this Agreement.

                                   ARTICLE II

                  SECTION 2.1. Binding Effect.

     All guarantees and agreements contained in this Agreement shall bind the successors, assigns, receivers, trustees and representatives of Edison International and shall inure to the benefit of the Beneficiaries.

                  SECTION 2.2. Amendment.

     So long as there remains any Beneficiary or any Preferred Securities of any series are outstanding, this Agreement shall not be modified or amended in any manner adverse to such Beneficiary or to the holders of the Preferred Securities.

                  SECTION 2.3. Notices.

     Any notice, request or other communication required or permitted to be given hereunder shall be given in writing by delivering the same against receipt therefor by facsimile transmission (confirmed by mail) or by registered or certified mail, addressed as follows (and if so given, shall be deemed given when mailed or upon receipt of a confirmation, if sent by facsimile):

                         EIX Trust I
                         2244 Walnut Grove Avenue
                         Rosemead, California 91770
                         Facsimile No.: 626-302-1930
                         Attention:  Corporate Governance

                         Edison International
                         2244 Walnut Grove Avenue
                         Rosemead, California 91770
                         Facsimile No.:  626-302-2662
                         Attention:  Corporate Secretary

     SECTION 2.4. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

     THIS AGREEMENT is executed as of the day and year first above written.

                              EDISON INTERNATIONAL


By:________________________________
Name:_________________________
Title:________________________

                                   EIX TRUST I


By:________________________________
Name:_________________________
Title:  Regular Trustee

                                                            EXHIBIT E


     IF THE PREFERRED SECURITY IS TO BE EVIDENCED BY A GLOBAL CERTIFICATE, INSERT--This Preferred Securities Certificate is a Book-Entry Preferred Securities Certificate within the meaning of the Trust Agreement hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depositary") or a nominee of the Depositary. This Preferred Securities Certificate is exchangeable for Preferred Securities Certificates registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Trust Agreement and may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary, except in limited circumstances.

     Unless this Preferred Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York) to EIX Trust I or its agent for registration of transfer, exchange or payment, and any Preferred Securities Certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

CERTIFICATE NUMBER                             NUMBER OF PREFERRED SECURITIES
               P-
                                               CUSIP NO.

                   CERTIFICATE EVIDENCING PREFERRED SECURITIES
                                       OF


                                   EIX TRUST I


        7.875% CUMULATIVE QUARTERLY INCOME PREFERRED SECURITIES, SERIES A
                 (LIQUIDATION AMOUNT $25 PER PREFERRED SECURITY)

     EIX Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that ___________________ (the "Holder") is the registered owner of the number set forth above of preferred securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the EIX Trust I 7.875% Cumulative Quarterly Income Preferred Securities, Series A (liquidation amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.4 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of July 26, 1999, as the same may be amended from time to time (the "Trust Agreement") including the designation of the terms of Preferred Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement dated as of July 26, 1999 between Edison International, a California corporation, and The Chase Manhattan Bank, as guarantee trustee (as the same may be amended from time to time, the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

     Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

     IN WITNESS WHEREOF, one of the Regular Trustees of the Trust has executed this certificate this _____ day of ________, ____.

                                   EIX TRUST I


By:
Name:
Title:  Regular Trustee

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:

------------------------------------------------------------------------------
------------------------------------------------------------------------------
        (Insert assignee's social security or tax identification number)

------------------------------------------------------------------------------
                    (Insert address and zip code of assignee)

and irrevocably appoints


-----------------------------------------------------------------------------
agent to transfer this Preferred Securities Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: ---------------------------------------------

Signature:

---------------------------------------------------
(Sign exactly as your name appears
on the other side of this Preferred Securities Certificate)

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.










                               GUARANTEE AGREEMENT

                                     Between

                              EDISON INTERNATIONAL
                                 (as Guarantor)

                                       and

                            THE CHASE MANHATTAN BANK
                                  (as Trustee)

                                   dated as of

                                  July 26, 1999

                             CROSS-REFERENCE TABLE*

    Section of
Trust Indenture Act                                        Section of
of 1939, as amended                                     Guarantee Agreement
-------------------                                     -------------------
            310(a)..............................................4.1(a)
            310(b...............................................4.1(c), 2.8
            310(c)..............................................Inapplicable
            311(a)..............................................2.2(b)
            311(b)..............................................2.2(b)
            311(c)..............................................Inapplicable
            312(a)..............................................2.2(a)
            312(b)..............................................2.2(b)
            313.................................................2.3
            314(a)..............................................2.4
            314(b)..............................................Inapplicable
            314(c)..............................................2.5
            314(d)..............................................Inapplicable
            314(e)..............................................1.1, 2.5, 3.2
            314(f)..............................................2.1, 3.2
            315(a)..............................................3.1(d)
            315(b)..............................................2.7
            315(c)..............................................3.1
            315(d)..............................................3.1(d)
            316(a)..............................................1.1, 2.6, 5.4
            316(b)..............................................5.3
            316(c)..............................................8.2
            317(a)..............................................Inapplicable
            317(b)..............................................Inapplicable
            318(a)..............................................2.1(b)
            318(b)..............................................2.1
            318(c)..............................................2.1(a)
* This Cross-Reference Table does not constitute part of the Guarantee Agreement and shall not affect the interpretation of any of its terms or provisions.

                                TABLE OF CONTENTS
                                   (continued)
                                TABLE OF CONTENTS

                                                                           Page


                                    ARTICLE I

                                   DEFINITIONS

Section 1.1  Definitions....................................................2

                                ARTICLE II

                            TRUST INDENTURE ACT

Section 2.1  Trust Indenture Act; Application...............................4

Section 2.2  List of Holders; Preferential Claims...........................4

Section 2.3  Reports by the Guarantee Trustee...............................4

Section 2.4  Periodic Reports to the Guarantee Trustee......................4

Section 2.5  Evidence of Compliance with Conditions Precedent...............5

Section 2.6  Events of Default; Waiver......................................5

Section 2.7  Event of Default; Notice.......................................5

Section 2.8  Conflicting Interests..........................................5

                                ARTICLE III

            POWERS, DUTIES AND RIGHTS OF THE GUARANTEE TRUSTEE

Section 3.1  Powers and Duties of the Guarantee Trustee.....................5

Section 3.2  Certain Rights of Guarantee Trustee............................7

Section 3.3  Indemnity......................................................8

                                ARTICLE IV

                             GUARANTEE TRUSTEE

Section 4.1  Guarantee Trustee: Eligibility.................................9

Section 4.2  Appointment, Removal and Resignation of the Guarantee Trustee..9

                                 ARTICLE V

                                 GUARANTEE

Section 5.1  Guarantee......................................................10

Section 5.2  Waiver of Notice and Demand....................................10

Section 5.3  Obligations Not Affected.......................................10

Section 5.4  Rights of Holders..............................................11

Section 5.5  Guarantee of Payment...........................................11

Section 5.6  Subrogation....................................................11

Section 5.7  Independent Obligations........................................12

                                ARTICLE VI

                        COVENANTS AND SUBORDINATION

Section 6.1  Subordination..................................................12

Section 6.2  Pari Passu Guarantees..........................................12

                                ARTICLE VII

                                TERMINATION

Section 7.1  Termination....................................................12

                               ARTICLE VIII

                               MISCELLANEOUS

Section 8.1  Successors and Assigns.........................................12

Section 8.2  Amendments.....................................................13

Section 8.3  Notices........................................................13

Section 8.4  Benefit........................................................14

Section 8.5  Interpretation.................................................14

Section 8.6  Governing Law..................................................15

                               GUARANTEE AGREEMENT


     GUARANTEE AGREEMENT, dated as of July 26, 1999, entered into between EDISON INTERNATIONAL, a California corporation having its principal office at 2244 Walnut Grove Avenue, Rosemead, California 91770(the "Guarantor"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as trustee (the "Guarantee Trustee"), for the benefit of the Holders (as defined herein) from time to time of the Preferred Securities (as defined herein) of EIX Trust [ ], a Delaware statutory business trust (the "Issuer").

     WHEREAS, pursuant to an Amended and Restated Trust Agreement, dated as of July 26, 1999 (the "Trust Agreement"), among Edison International, a
California corporation (the "Company"), as Depositor, the Property Trustee named therein, the Delaware Trustee named therein, the Regular Trustees named therein and the several Holders as defined therein, the Issuer is issuing $575,000,000 aggregate Liquidation Amount (as defined in the Trust Agreement) of its 7.875% Cumulative Quarterly Income Preferred Securities, Series A (Liquidation
Amount $25 per Preferred Security) (the "Preferred Securities"), representing undivided beneficial interests in the assets of the Issuer and having the terms set forth in the Trust Agreement;

     WHEREAS, the Preferred Securities will be issued by the Issuer and the proceeds thereof, together with the proceeds from the issuance of the Common Securities (as defined in the Trust Agreement), will be used to purchase the Notes (as defined in the Trust Agreement) of the Company which will be deposited with The Chase Manhattan Bank, as Property Trustee under the Trust Agreement, as trust assets; and

     WHEREAS, as incentive for the Holders to purchase Preferred Securities the Guarantor desires irrevocably and unconditionally to agree, to the extent set forth herein, to pay to the Holders of the Preferred Securities the Guarantee Payments (as defined herein) and to make certain other payments on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the purchase by each Holder of Preferred Securities, which purchase the Guarantor hereby agrees shall benefit the Guarantor, the Guarantor executes and delivers this Guarantee Agreement for the benefit of the Holders from time to time of the Preferred Securities.

                                   Article I

                                   DEFINITIONS

     Section 1.1 Definitions. As used in this Guarantee Agreement, the terms set forth below shall, unless the context otherwise requires, have the following meanings. Capitalized or otherwise defined terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Trust Agreement as in effect on the date hereof.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Event of Default" means (i) a default by the Guarantor on any of its payment obligations under this Guarantee Agreement and (ii) a default by the Guarantor on any other obligation hereunder that remains uncured after 30 days from the occurrence thereof.

     "Guarantee Payments" means the following payments or distributions, without duplication, with respect to the Preferred Securities, to the extent not paid or made by or on behalf of the Issuer: (i) any accumulated and unpaid Distributions (as defined in the Trust Agreement) required to be paid on the Preferred Securities, to the extent the Issuer shall have funds on hand available therefor at such time, (ii) the redemption price, including all accumulated and unpaid Distributions to the date of redemption (the "Redemption Price"), with respect to any Preferred Securities called for redemption by the Issuer, to the extent the Issuer shall have funds on hand available therefor at such time, and (iii) upon a voluntary or involuntary termination, winding-up or liquidation of the Issuer, unless Notes are distributed to the Holders, the lesser of (a) the aggregate of the Liquidation Amount of $25 per Preferred Security plus accumulated and unpaid Distributions on the Preferred Securities to the date of payment, to the extent the Issuer shall have funds on hand available therefor at such time and (b) the amount of assets of the Issuer remaining available for distribution to Holders in liquidation of the Issuer (in either case, the "Liquidation Distribution").

     "Guarantee Trustee" means The Chase Manhattan Bank, until a Successor Guarantee Trustee has been appointed and has accepted such appointment pursuant to the terms of this Guarantee Agreement, and thereafter means each such Successor Guarantee Trustee.

     "Holder" means any holder, as registered on the books and records of the Issuer, of any Preferred Securities; provided, however, that in determining whether the holders of the requisite percentage of Preferred Securities have given any request, notice, consent or waiver hereunder, "Holder" shall not include the Guarantor, the Guarantee Trustee, or any Affiliate of the Guarantor or the Guarantee Trustee.

     "Indenture" means the Subordinated Indenture dated as of July [___], 1999, as supplemented and amended from time to time, between the Company and The Chase Manhattan Bank, as trustee.

     "List of Holders" has the meaning specified in Section 2.2(a).

     "Majority in Liquidation Amount of the Preferred Securities" means, except as provided by the Trust Indenture Act, a vote by the Holder(s), voting separately as a class, of more than 50% of the Liquidation Amount of all then outstanding Preferred Securities issued by the Issuer.

     "Officer's Certificate" means, with respect to any Person, a certificate signed by the Chairman of the Board, Chief Executive Officer, President, a Vice President, the Treasurer, an Associate Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary of such Person, and delivered to the Guarantee Trustee. Any Officer's Certificate delivered with respect to compliance with a condition or covenant provided for in this Guarantee Agreement shall include:

     (a) a statement that the officer signing the Officer's Certificate has read the covenant or condition and the definitions relating thereto;

     (b) a brief statement of the nature and scope of the examination or investigation undertaken by such officer in rendering the Officer's Certificate;

     (c) a statement that such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (d) a statement as to whether, in the opinion of such officer, such condition or covenant has been complied with.

     "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

     "Responsible Officer" means, with respect to the Guarantee Trustee, any any Vice President, any Assistant Vice President, any Managing Director, any Assistant Secretary, any Assistant Treasurer, any Senior Trust Officer, any Assistant Trust Officer, any Trust Officer or any other officer associated with the corporate trust department of the Guarantee Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

     "Successor Guarantee Trustee" means a successor Guarantee Trustee possessing the qualifications to act as Guarantee Trustee under Section 4.1.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

                                   Article II

                               TRUST INDENTURE ACT

     Section 2.1 Trust Indenture Act; Application. (a) This Guarantee Agreement is subject to the provisions of the Trust Indenture Act that are required to be part of this Guarantee Agreement and shall, to the extent applicable, be governed by such provisions.

     (b) If and to the extent that any provision of this Guarantee Agreement limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

     Section 2.2 List of Holders; Preferential Claims. (a) The Guarantor shall furnish or cause to be furnished to the Guarantee Trustee (a) semiannually, on or before June 30 and December 31 of each year, a list, in such form as the Guarantee Trustee may reasonably require, of the names and addresses of the Holders ("List of Holders") as of a date not more than 15 days prior to the delivery thereof, and (b) at such other times as the Guarantee Trustee may request in writing, within 30 days after the receipt by the Guarantor of any such request, a List of Holders as of a date not more than 15 days prior to the time such list is furnished, in each case to the extent such information is in the possession or control of the Guarantor and is not identical to a previously supplied list of Holders or has not otherwise been received by the Guarantee Trustee in its capacity as such. The Guarantee Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

     (b) The Guarantee Trustee shall comply with its obligations under Section 311(a), Section 311(b) and Section 312(b) of the Trust Indenture Act.

     Section 2.3 Reports by the Guarantee Trustee. Not later than 60 days following May 15 of each year, commencing May 15, 2000, the Guarantee Trustee shall provide to the Holders such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Guarantee Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

     Section 2.4 Periodic Reports to the Guarantee Trustee. The Guarantor shall provide to the Guarantee Trustee, the Securities and Exchange Commission and the Holders such documents, reports and information, if any, as required by Section 314 of the Trust Indenture Act and the compliance certificate required by
Section 314 of the Trust Indenture Act, in the form, in the manner and at the times required by Section 314(a)(4) of the Trust Indenture Act.

     Section 2.5 Evidence of Compliance with Conditions Precedent. The Guarantor shall provide to the Guarantee Trustee such evidence of compliance with such conditions precedent, if any, provided for in this Guarantee Agreement that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to such Section 314(c)(1) may be given in the form of an Officer's Certificate.

     Section 2.6 Events of Default; Waiver. The Holders of a Majority in Liquidation Amount of the Preferred Securities may, by vote, on behalf of the Holders, waive any past Event of Default and its consequences. Upon such waiver, any such Event of Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Guarantee Agreement, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent therefrom.

     Section 2.7 Event of Default; Notice. (a) The Guarantee Trustee shall, within 90 days after the occurrence of an Event of Default actually known to the Guarantee Trustee, transmit by mail, first class postage prepaid, to the Holders, notices of all such Events of Default, unless such defaults have been cured or waived before the giving of such notice, provided, that, except in the case of a default in the payment of a Guarantee Payment, the Guarantee Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Guarantee Trustee in good faith determines that the withholding of such notice is in the interests of the Holders.

     (b) The Guarantee Trustee shall not be deemed to have knowledge of any Event of Default unless the Guarantee Trustee shall have received written notice, or a Responsible Officer charged with the administration of this Guarantee Agreement shall have obtained written notice, of such Event of Default.

     Section 2.8 Conflicting Interests. The Trust Agreement and the Indenture shall be deemed to be specifically described in this Guarantee Agreement for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

                                   Article III

               POWERS, DUTIES AND RIGHTS OF THE GUARANTEE TRUSTEE

     Section 3.1 Powers and Duties of the Guarantee Trustee. (a) This Guarantee Agreement shall be held by the Guarantee Trustee for the benefit of the Holders, and the Guarantee Trustee shall not transfer this Guarantee Agreement to any Person except a Holder exercising his or her rights pursuant to Section 5.4(iv) or to a Successor Guarantee Trustee on acceptance by such Successor Guarantee Trustee of its appointment to act as Successor Guarantee Trustee. The right, title and interest of the Guarantee Trustee shall automatically vest in any Successor Guarantee Trustee, upon acceptance by such Successor Guarantee Trustee of its appointment hereunder, and such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered pursuant to the appointment of such Successor Guarantee Trustee.

     (b) If an Event of Default has occurred and is continuing, the Guarantee Trustee shall enforce this Guarantee Agreement for the benefit of the Holders.

     (c) The Guarantee Trustee, before the occurrence of any Event of Default and after the curing or waiving of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Guarantee Agreement, and no implied covenants shall be read into this Guarantee Agreement against the Guarantee Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6), the Guarantee Trustee shall exercise such of the rights and powers vested in it by this Guarantee Agreement, and use the same degree of care and skill in its exercise thereof, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (d) No provision of this Guarantee Agreement shall be construed to relieve the Guarantee Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

     (i) prior to the occurrence of any Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

          (A) the duties and obligations of the Guarantee Trustee shall be determined solely by the express provisions of this Guarantee Agreement, and the Guarantee Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Guarantee Agreement; and

          (B) in the absence of bad faith on the part of the Guarantee Trustee, the Guarantee Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Guarantee Trustee and conforming to the requirements of this Guarantee Agreement; but in the case of any such certificates or opinions that by any provision hereof or of the Trust Indenture Act are specifically required to be furnished to the Guarantee Trustee, the Guarantee Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Guarantee Agreement;

     (ii) the Guarantee Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Guarantee Trustee, unless it shall be proved that the Guarantee Trustee was negligent in ascertaining the pertinent facts upon which such judgment was made;

     (iii) the Guarantee Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in Liquidation Amount of the Preferred Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Guarantee Trustee, or exercising any trust or power conferred upon the Guarantee Trustee under this Guarantee Agreement; and

     (iv) no provision of this Guarantee Agreement shall require the Guarantee Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if the Guarantee Trustee shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Guarantee Agreement or adequate indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

     Section 3.2 Certain Rights of Guarantee Trustee. (a) Subject to the provisions of Section 3.1:

     (i) The Guarantee Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

     (ii) Any direction or act of the Guarantor contemplated by this Guarantee Agreement shall be sufficiently evidenced by an Officer's Certificate unless otherwise prescribed herein.

     (iii) Whenever, in the administration of this Guarantee Agreement, the Guarantee Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting to take any action hereunder, the Guarantee Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officer's Certificate which, upon receipt of such request from the Guarantee Trustee, shall be promptly delivered by the Guarantor.

     (iv) The Guarantee Trustee may consult with legal counsel, and the written advice or opinion of such legal counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or opinion. Such legal counsel may be legal counsel to the Guarantor or any of its Affiliates and may be one of its employees. The Guarantee Trustee shall have the right at any time to seek instructions concerning the administration of this Guarantee Agreement from any court of competent jurisdiction.

     (v) The Guarantee Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Guarantee Agreement at the request or direction of any Holder, unless such Holder shall have provided to the Guarantee Trustee such adequate security and indemnity satisfactory to it, against the costs, expenses (including attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Guarantee Trustee; provided that, nothing contained in this Section 3.2(a)(v) shall be taken to relieve the Guarantee Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Guarantee Agreement.

     (vi) The Guarantee Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document.

     (vii) The Guarantee Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys, and the Guarantee Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

     (viii) Whenever in the administration of this Guarantee Agreement the Guarantee Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Guarantee Trustee (A) may request instructions from the Holders, (B) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (C) shall be protected in acting in accordance with such instructions.

     (b) No provision of this Guarantee Agreement shall be deemed to impose any duty or obligation on the Guarantee Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it in any jurisdiction in which it shall be illegal, or in which the Guarantee Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Guarantee Trustee shall be construed to be a duty to act in accordance with such power and authority.

     Section 3.3 Indemnity. The Guarantor agrees to indemnify the Guarantee Trustee and its officers, directors, employees, representatives and agents for, and to hold it and such persons harmless against, any loss, liability or expense of whatever kind or nature regardless of their merit, demanded, asserted or claimed against the Guarantee Trustee and incurred without negligence or bad faith on the part of the Guarantee Trustee, arising out of or in connection with the acceptance or administration of this Guarantee Agreement, including without limitation the costs and expenses of defending itself (including reasonable attorneys' and consultants' fees and expenses) against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Guarantee Trustee will not claim or exact any lien or charge on any Guarantee Payments as a result of any amount due to it under this Guarantee Agreement. The indemnification provided hereunder shall survive the termination of this Guarantee Agreement and the resignation or removal of the Guarantee Trustee.

                                   Article IV

                                GUARANTEE TRUSTEE

     Section 4.1 Guarantee Trustee: Eligibility. (a) There shall at all times be a Guarantee Trustee which shall:

     (i)  not be an Affiliate of the Guarantor; and

     (ii) be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000, and shall be a corporation meeting the requirements of
          Section 310(a) of the Trust Indenture Act. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority, then, for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

     (b) If at any time the Guarantee Trustee shall cease to be eligible to so act under Section 4.1(a), the Guarantee Trustee shall immediately resign in the manner and with the effect set out in Section 4.2(c).

     (c) If the Guarantee Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Guarantee Trustee and Guarantor shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

     Section 4.2 Appointment, Removal and Resignation of the Guarantee Trustee.
(a) Subject to Section 4.2(b), the Guarantee Trustee may be appointed or removed without cause at any time by the Guarantor.

     (b) The Guarantee Trustee shall not be removed until a Successor Guarantee Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Guarantee Trustee and delivered to the Guarantor.

     (c) The Guarantee Trustee appointed hereunder shall hold office until a Successor Guarantee Trustee shall have been appointed or until its removal or resignation. The Guarantee Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing executed by the Guarantee Trustee and delivered to the Guarantor, which resignation shall not take effect until a Successor

Guarantee Trustee has been appointed and has accepted such appointment by instrument in writing executed by such Successor Guarantee Trustee and delivered to the Guarantor and the resigning Guarantee Trustee.

     (d) If no Successor Guarantee Trustee shall have been appointed and accepted appointment as provided in this Section 4.2 within 60 days after delivery to the Guarantor of an instrument of resignation, the resigning Guarantee Trustee may petition, at the expense of the Guarantor, any court of competent jurisdiction for appointment of a Successor Guarantee Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Guarantee Trustee.

                                   Article V

                                    GUARANTEE

     Section 5.1 Guarantee. The Guarantor irrevocably and unconditionally agrees to pay in full to the Holders the Guarantee Payments (without duplication of amounts theretofore paid by or on behalf of the Issuer), as and when due, regardless of any defense, right of set-off or counterclaim which the Issuer may have or assert. The Guarantor's obligation to make a Guarantee Payment may be satisfied by direct payment of the required amounts by the Guarantor to the Holders or by causing the Issuer to pay such amounts to the Holders.

     Section 5.2 Waiver of Notice and Demand. The Guarantor hereby waives notice of acceptance of this Guarantee Agreement and of any liability to which it applies or may apply, presentment, demand for payment, any right to require a proceeding first against the Guarantee Trustee, Issuer or any other Person before proceeding against the Guarantor, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

     Section 5.3 Obligations Not Affected. The obligations, covenants, agreements and duties of the Guarantor under this Guarantee Agreement shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

     (a) the release or waiver, by operation of law or otherwise, of the performance or observance by the Issuer of any express or implied agreement, covenant, term or condition relating to the Preferred Securities to be performed or observed by the Issuer;

     (b) the extension of time for the payment by the Issuer of all or any portion of the Distributions (other than an extension of time for payment of Distributions that results from the extension of any interest payment period on the Notes as provided in the Indenture), Redemption Price, Liquidation Distribution or any other sums payable under the terms of the Preferred Securities or the extension of time for the performance of any other obligation under, arising out of, or in connection with, the Preferred Securities;

     (c) any failure, omission, delay or lack of diligence on the part of the Holders or the Guarantee Trustee to enforce, assert or exercise any right, privilege, power or remedy conferred on the Holders pursuant to the terms of the Preferred Securities, or any action on the part of the Issuer granting indulgence or extension of any kind;

     (d) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Issuer or any of the assets of the Issuer;

     (e) any invalidity of, or defect or deficiency in, the Preferred
Securities;

     (f) the settlement or compromise of any obligation guaranteed hereby or hereby incurred; or

     (g) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a guarantor, it being the intent of this Section 5.3 that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

     There shall be no obligation of the Holders to give notice to, or obtain the consent of, the Guarantor with respect to the happening of any of the foregoing.

     Section 5.4  Rights of Holders. The Guarantor expressly acknowledges that:
(i) this Guarantee Agreement will be deposited with the Guarantee Trustee to be held for the benefit of the Holders; (ii) the Guarantee Trustee has the right to enforce this Guarantee Agreement on behalf of the Holders; (iii) the Holders of a Majority in Liquidation Amount of the Preferred Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Guarantee Trustee in respect of this Guarantee Agreement or exercising any trust or power conferred upon the Guarantee Trustee under this Guarantee Agreement; and (iv) any Holder may institute a legal proceeding directly against the Guarantor to enforce its rights under this Guarantee Agreement, without first instituting a legal proceeding against the Guarantee Trustee, the Issuer or any other Person.

     Section 5.5 Guarantee of Payment. This Guarantee Agreement creates a guarantee of payment and not of performance or collection. This Guarantee Agreement will not be discharged except by payment of the Guarantee Payments in full (without duplication of amounts theretofore paid by the Issuer) or upon distribution of Notes to Holders as provided in the Trust Agreement.

     Section 5.6 Subrogation. The Guarantor shall be subrogated to all (if any) rights of the Holders against the Issuer, in respect of any amounts paid to the Holders by the Guarantor under this Guarantee Agreement, and shall have the right to waive payment by the Issuer pursuant to Section 5.1; provided, however, that the Guarantor shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any rights which it may acquire against the Issuer by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Guarantee Agreement, if, at the time of any such payment, any amounts are due and unpaid under this Guarantee Agreement. If any amount shall be paid to the Guarantor in violation of the preceding sentence, the Guarantor agrees to hold such amount in trust for the Holders and to pay over such amount to the Holders.

     Section 5.7 Independent Obligations. The Guarantor acknowledges that its obligations hereunder are independent of the obligations of the Issuer with respect to the Preferred Securities and that the Guarantor shall be liable as principal and as debtor hereunder to make Guarantee Payments pursuant to the terms of this Guarantee Agreement notwithstanding the occurrence of any event referred to in subsections (a) through (g), inclusive, of Section 5.3 hereof.

                                   Article VI

                           COVENANTS AND SUBORDINATION

     Section 6.1 Subordination. The obligations of the Guarantor under this Guarantee Agreement will constitute unsecured obligations of the Guarantor and will rank subordinate and junior in right of payment to all other liabilities of the Guarantor except those made pari passu or subordinate to such obligations expressly by their terms.

     Section 6.2 Pari Passu Guarantees. The obligations of the Guarantor under this Guarantee Agreement shall rank pari passu with the obligations of the Guarantor under any similar Guarantee Agreements issued by the Guarantor on behalf of the holders of preferred securities issued by any other trusts established by Edison International or its Affiliates.

                                  Article VII

                                  TERMINATION

     Section 7.1 Termination. This Guarantee Agreement shall terminate and be of no further force and effect upon (i) full payment of the Redemption Price of all Preferred Securities, (ii) the distribution of Notes to the Holders in exchange for all of the Preferred Securities or (iii) full payment of the amounts payable in accordance with the Trust Agreement upon liquidation of the Issuer. Notwithstanding the foregoing, this Guarantee Agreement will continue to be effective or will be reinstated, as the case may be, if at any time any Holder must restore payment of any sums paid with respect to Preferred Securities or this Guarantee Agreement.

                                  Article VIII

                                  MISCELLANEOUS

     Section 8.1 Successors and Assigns. All guarantees and agreements contained in this Guarantee Agreement shall bind the successors, assigns, receivers, trustees and representatives of the Guarantor and shall inure to the benefit of the Holders of the Preferred Securities from time to time outstanding. Except in connection with a consolidation, merger or sale involving the Guarantor that is permitted under Article VIII of the Indenture and pursuant to which the successor or assignee agrees in writing to perform the Guarantor's obligations hereunder, the Guarantor shall not assign its obligations hereunder.

     Section 8.2 Amendments. Except with respect to any changes which do not adversely affect the rights of the Holders in any material respect (in which case no consent of the Holders will be required), this Guarantee Agreement may only be amended with the prior written approval of the Holders of a Majority in Liquidation Amount of Preferred Securities. The provisions of Article VI of the Trust Agreement concerning meetings of the Holders shall apply to the giving of such approval.

     Section 8.3 Notices. Any notice, request or other communication required or permitted to be given hereunder shall be in writing, duly signed by the party giving such notice, and delivered, telecopied or mailed by first class mail as follows:

     (a) if given to the Guarantor, to the address set forth below or such other address, facsimile number or to the attention of such other Person as the Guarantor may give notice to the Holders:

                  Edison International
                  2244 Walnut Grove Avenue
                  Rosemead, California 91770

                  Facsimile No.:  626-302-2662
                  Attention:  Corporate Secretary

     (b) if given to the Issuer, in care of the Guarantee Trustee, at the Issuer's (and the Guarantee Trustee's) respective addresses set forth below or such other address as the Guarantee Trustee on behalf of the Issuer may give notice to the Holders:

                  EIX Trust [ ]
                  2244 Walnut Grove Avenue
                  Rosemead, California 91770

                  Facsimile No.:  626-302-1930
                  Attention:  Corporate Governance
                  with a copy to:

                  The Chase Manhattan Bank
                  455 West 33rd Street, 15th Floor
                  New York, New York 10001
                  Facsimile No.:  212-946-8177/8178
                  Attention:  Capital Markets Fiduciary Services

     (c) if given to the Guarantee Trustee, at the Guarantee Trustee's address set forth below or such other address as the Guarantee Trustee may give notice to the Holders:

                  The Chase Manhattan Bank
                  455 West 33rd Street, 15th Floor
                  New York, New York 10001
                  Facsimile No.:  212-946-8177/8178
                  Attention:  Capital Markets Fiduciary Services

     (d) if given to any Holder, at the address set forth on the books and records of the Issuer.

     All notices hereunder shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

     Section 8.4 Benefit. This Guarantee Agreement is solely for the benefit of the Holders and is not separately transferable from the Preferred Securities.

     Section 8.5 Interpretation. In this Guarantee Agreement, unless the context otherwise requires:

     (a) capitalized terms used in this Guarantee Agreement but not defined in the preamble hereto have the respective meanings assigned to them in Section 1.1;

     (b) a term defined anywhere in this Guarantee Agreement has the same meaning throughout;

     (c) all references to "the Guarantee Agreement" or "this Guarantee Agreement" are to this Guarantee Agreement as modified, supplemented or amended from time to time;

     (d) all references in this Guarantee Agreement to Articles and Sections are to Articles and Sections of this Guarantee Agreement unless otherwise specified;

    (e) a term defined in the Trust Indenture Act has the same meaning when used in this Guarantee Agreement unless otherwise defined in this Guarantee Agreement or unless the context otherwise requires;

     (f) a reference to the singular includes the plural and vice versa; and

     (g) the masculine, feminine or neuter genders used herein shall include the masculine, feminine and neuter genders.

     Section 8.6 Governing Law. THIS GUARANTEE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, EXCEPT THAT THE RIGHTS, DUTIES, IMMUNITIES AND INDEMNITIES OF THE GUARANTEE TRUSTEE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     THIS GUARANTEE AGREEMENT is executed as of the day and year first above written.

                                    EDISON INTERNATIONAL


                                    By:_______________________________
                                         Name:
                                         Title:



                                    THE CHASE MANHATTAN BANK
                                         as Guarantee Trustee


                                    By:_______________________________
                                         Name:
                                         Title:






                              EDISON INTERNATIONAL

                 7.875% Subordinated Deferrable Interest Notes,

                                    Series A

No. 001                                                           $515,464,000
-------

CUSIP No. 281020AA5

     EDISON INTERNATIONAL, a corporation organized and existing under the laws of the State of California (hereinafter called the "Corporation," which term includes any successor Person under the Subordinated Indenture hereinafter referred to), for value received, hereby promises to pay to The Chase Manhattan Bank, as Property Trustee of EIX Trust I, or registered assigns, the principal sum of up to $515,464,000 Dollars on July 26, 2029. The Corporation further promises to pay interest on said principal sum from July 26, 1999 or from the most recent Interest Payment Date on which interest has been paid or duly provided for, quarterly (subject to deferral as set forth herein) in arrears on August 31, November 30, February 28 and May 31 of each year (each such date, an "Interest Payment Date"), commencing August 31, 1999, at the rate of 7.875% per annum, until the principal hereof shall have become due and payable, plus Additional Interest, if any, until the principal hereof is paid or duly provided for or made available for payment and on any overdue principal and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the rate of 7.875% per annum, compounded quarterly. The amount of interest payable for any period will be computed on the basis of twelve 30-day months and a 360-day year. The amount of interest payable for any partial period shall be computed on the basis of the actual number of elapsed days based on a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Series A Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date the payment was originally payable. A "Business Day" shall mean any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in the City of New York or Los Angeles, California, are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office of the Trustee is closed for business. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Subordinated Indenture, be paid to the Person in whose name this Series A Security (or one or more Predecessor Securities is registered at the close of business on the Regular Record Date for such interest installment. Any such interest installment not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Series A Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Series A Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series A Securities may be listed or traded, and upon such notice as may be required by such exchange, all as more fully provided in said Subordinated Indenture.

     So long as no Event of Default shall have occurred and be continuing, the Corporation shall have the right, at any time during the term of the Series A Securities, from time to time, to defer the payment of interest on the Series A Securities for up to 20 consecutive quarters with respect to each deferred period (each, an "Extension Period"), during which Extension Periods the Corporation shall have the right to make partial payments of interest on any Interest Payment Date. No Extension Period shall (i) end on a date other than an Interest Payment Date or (ii) extend beyond the Stated Maturity of the principal of the Series A Securities (as shortened or extended pursuant to the Subordinated Indenture). At the end of any such Extension Period the Corporation shall pay all interest then accrued and unpaid on the Series A Securities (together with Additional Interest thereon, if any, at the annual rate of 7.875%, compounded quarterly, to the extent permitted by applicable law). During any Extension Period, the Corporation shall not (a) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock, (b) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem, any debt security issued by it that ranks pari passu with or junior in interest to the Series A Securities or (c) make any guarantee payments with respect to any guaranty by the Corporation that by its terms rank pari passu with or junior in interest to the Series A Securities; provided, however, that the Corporation may
(1) declare dividends in, or make distributions in, shares of its common stock,
(2) purchase its common stock if related to the issuance of its common stock under any of the Corporation's benefit plans for its directors, officers or employees, or (3) declare dividends in connection with any stockholder's rights plan, issue its stock under such plan or repurchase any rights distributed pursuant to such plan. Prior to the termination of any Extension Period, the Corporation may further extend the interest payment period. Notwithstanding any provision of the Subordinated Indenture to the contrary, no Extension Period (as so extended) shall exceed 20 consecutive quarters or extend beyond the Stated Maturity of the Series A Securities. Upon termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due, the Corporation may elect to begin a new Extension Period, subject to the requirements of the Subordinated Indenture. No interest shall be due and payable during an Extension Period, except at the end thereof. The Corporation shall give the Property Trustee, the Regular Trustees and the Trustee notice of its election to begin any such Extension Period at least one Business Day prior to the earlier of (y) the next Distribution Date relating to the Preferred Securities or (z) the date the Regular Trustees are required to give notice of the record date or the Distribution Date relating to the Preferred Securities to the New York Stock Exchange or other applicable self-regulatory organization or to holders of such Preferred Securities. The Trustee shall promptly give notice of the Corporation's election to begin any such Extension Period to the Holders of the Outstanding Series A Securities.

     Payment of the principal of (and premium, if any) and any such interest on this Series A Security will be made at the office or agency of the Corporation maintained for that purpose in the City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Corporation payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

     Reference is hereby made to the further provisions of this Series A Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Series A Security shall not be entitled to any benefit under the Subordinated Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed under its corporate seal.


Dated at Date of Authentication:               EDISON INTERNATIONAL


                                               By:
                                                   ---------------------------
                                                   Name: Mary C. Simpson
                                                   Title:  Assistant Treasurer


Attest:


--------------------------------------


     This is one of the Series A Securities referred to in the within mentioned Subordinated Indenture.


Dated:   July 26, 1999
                            THE CHASE MANHATTAN BANK,
                            as Trustee


                            By:
                                -------------------------------------
                                Authorized Signatory

     This Series A Security is one of a duly authorized issue of securities of the Corporation, issued and to be issued in one or more series under the Subordinated Indenture, dated as of July 26, 1999, as amended (herein called the "Subordinated Indenture"), among the Corporation and The Chase Manhattan Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Subordinated Indenture), to which Subordinated Indenture (including all indentures supplemental thereto) reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Corporation and the Holders of the Series A Securities, and of the terms upon which the Series A Securities are, and are to be, authenticated and delivered. This Series A Security is one of the series designated on the face hereof, limited in aggregate principal amount to $592,783,600.

     All terms used in this Series A Security that are defined in the Subordinated Indenture or in the Amended and Restated Trust Agreement, dated as of July 26, 1999 (the "Trust Agreement"), for EIX Trust I among the Corporation, as Depositor, and the Property Trustee and the other trustees named therein, shall have the meanings assigned to them in the Subordinated Indenture or the Trust Agreement, as the case may be.

     The Corporation may at any time, at its option, on or after July 26, 2004, and subject to the terms and conditions of Article XI of the Subordinated Indenture, redeem this Series A Security in whole at any time or in part from time to time, without premium or penalty, at a redemption price equal to 100% of the principal amount hereof plus accrued and unpaid interest, including Additional Interest, if any, to the Redemption Date.

     Upon the occurrence and continuance of a Special Event in respect of EIX Trust I, the Corporation may, at its option, at any time within 90 days of the occurrence of such Special Event, redeem this Series A Security, in whole but not in part, subject to the provisions of the Subordinated Indenture, at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest, including Additional Interest, if any, to the Redemption Date.

     The Subordinated Indenture contains provisions for satisfaction, discharge and defeasance at any time of the entire indebtedness of this Series A Security upon compliance by the Corporation with certain conditions set forth in the Subordinated Indenture.

     If an Event of Default with respect to the Series A Securities shall occur and be continuing, the principal of the Series A Securities may be declared due and payable in the manner and with the effect provided in the Subordinated Indenture.

     The indebtedness evidenced by this Series A Security is, to the extent provided in the Subordinated Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Corporation, and this Series A Security is issued subject to the provisions of the Subordinated Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Subordinated Indenture by each holder of Senior Indebtedness of the Corporation, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

     The Subordinated Indenture permits, with certain exceptions as therein provided, the Corporation and the Trustee at any time to enter into a supplemental indenture or indentures for the purpose of modifying in any manner the rights and obligations of the Corporation and of the Holders of the Series A Securities, with the consent of the Holders of a majority in principal amount of the Outstanding Securities of each series to be affected by such supplemental indenture. The Subordinated Indenture also contains provisions permitting Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Subordinated Indenture and certain past defaults under the Subordinated Indenture and their consequences. Any such consent or waiver by the Holder of this Series A Security shall be conclusive and binding upon such Holder and upon all future Holders of this Series A Security and of any Series A Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Series A Security.

     As provided in and subject to the provisions of the Subordinated Indenture, if an Event of Default with respect to Series A Securities at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Series A Securities may declare the principal amount of all the Series A Securities to be due and payable immediately, by a notice in writing to the Corporation (and to the Trustee if given by Holders), provided that, if upon an Event of Default, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Series A Securities fail to declare the principal of all the Series A Securities to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount of the Preferred Securities then outstanding shall have such right by a notice in writing to the Corporation and the Trustee; and upon any such declaration the principal amount of and the accrued interest (including any Additional Interest) on all the Series A Securities shall become immediately due and payable, provided that the payment of principal and interest (including any Additional Interest) on such Series A Securities shall remain subordinated to the extent provided in the Subordinated Indenture.

     No reference herein to the Subordinated Indenture and no provision of this Series A Security or of the Subordinated Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal and interest on this Series A Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Subordinated Indenture and subject to certain limitations therein set forth, the transfer of this Series A Security is registrable in the Securities Register, upon surrender of this Series A Security for registration of transfer at the office or agency of the Corporation in any place where the principal of and any premium and interest on this Series A Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Series A Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Series A Securities are issuable only in registered form without coupons in denominations of $25 and any integral multiple thereof. As provided in the Subordinated Indenture and subject to certain limitations therein set forth, the Series A Securities are exchangeable for a like aggregate principal amount of Series A Securities and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Series A Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Series A Security is registered as the owner hereof for all purposes, whether or not this Series A Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Corporation and, by its acceptance of this Series A Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, this Series A Security agree that for United States federal, state and local tax purposes it is intended that this Series A Security constitute indebtedness.

     The Series A Securities shall be governed by and construed in accordance with the laws of the State of California, except that the rights, duties, indemnities and immunities of the Trustee shall be governed by the laws of the State of New York.





     THIS PREFERRED SECURITIES CERTIFICATE IS A BOOK-ENTRY PREFERRED SECURITIES CERTIFICATE WITHIN THE MEANING OF THE TRUST AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") OR A NOMINEE OF THE DEPOSITARY. THIS PREFERRED SECURITIES CERTIFICATE IS EXCHANGEABLE FOR PREFERRED SECURITIES CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, EXCEPT IN LIMITED CIRCUMSTANCES.

     UNLESS THIS PREFERRED SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK) TO EIX TRUST I OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY PREFERRED SECURITIES CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CERTIFICATE NUMBER                               NUMBER OF PREFERRED SECURITIES
         P-1                                                 8,000,000

                                                 CUSIP NO.         268540 20 0

                   CERTIFICATE EVIDENCING PREFERRED SECURITIES
                                       OF


                                   EIX TRUST I


     7.875% CUMULATIVE QUARTERLY INCOME PREFERRED SECURITIES, SERIES A (LIQUIDATION AMOUNT $25 PER PREFERRED SECURITY)

     EIX Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that CEDE & CO. (the "Holder") is the registered owner of the number set forth above of preferred securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the EIX Trust I 7.875% Cumulative Quarterly Income Preferred Securities, Series A (liquidation amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.4 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of July 26, 1999, as the same may be amended from time to time (the "Trust Agreement") including the designation of the terms of Preferred Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement dated as of July 26, 1999 between Edison International, a California corporation, and The Chase Manhattan Bank, as guarantee trustee (as the same may be amended from time to time, the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

     Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

     IN WITNESS WHEREOF, one of the Regular Trustees of the Trust has executed this certificate this 26th day of July, 1999.

                                   EIX TRUST I


                                   By:
                                        ------------------------------
                                   Name:
                                        ------------------------------
                                   Title:  Regular Trustee

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:

------------------------------------------------------------------------------
------------------------------------------------------------------------------
        (Insert assignee's social security or tax identification number)

------------------------------------------------------------------------------
                    (Insert address and zip code of assignee)

and irrevocably appoints


------------------------------------------------------------------------------
agent to transfer this Preferred Securities Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: ________________

     Signature:
______________________________________________________________________________
(Sign exactly as your name appears on the other side of this Preferred Securities Certificate)

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.

     THIS PREFERRED SECURITIES CERTIFICATE IS A BOOK-ENTRY PREFERRED SECURITIES CERTIFICATE WITHIN THE MEANING OF THE TRUST AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") OR A NOMINEE OF THE DEPOSITARY. THIS PREFERRED SECURITIES CERTIFICATE IS EXCHANGEABLE FOR PREFERRED SECURITIES CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, EXCEPT IN LIMITED CIRCUMSTANCES.

     UNLESS THIS PREFERRED SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK) TO EIX TRUST I OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY PREFERRED SECURITIES CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CERTIFICATE NUMBER                               NUMBER OF PREFERRED SECURITIES
         P-2                                                  8,000,000

                                                 CUSIP NO.    268540 20 0

                   CERTIFICATE EVIDENCING PREFERRED SECURITIES
                                       OF


                                   EIX TRUST I


     7.875% CUMULATIVE QUARTERLY INCOME PREFERRED SECURITIES, SERIES A (LIQUIDATION AMOUNT $25 PER PREFERRED SECURITY)

     EIX Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that CEDE & CO. (the "Holder") is the registered owner of the number set forth above of preferred securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the EIX Trust I 7.875% Cumulative Quarterly Income Preferred Securities, Series A (liquidation amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.4 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of July 26, 1999, as the same may be amended from time to time (the "Trust Agreement") including the designation of the terms of Preferred Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement dated as of July 26, 1999 between Edison International, a California corporation, and The Chase Manhattan Bank, as guarantee trustee (as the same may be amended from time to time, the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

     Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

     IN WITNESS WHEREOF, one of the Regular Trustees of the Trust has executed this certificate this 26th day of July, 1999.

                                   EIX TRUST I


                                   By:
                                        -----------------------------
                                   Name:
                                        -----------------------------
                                   Title:  Regular Trustee

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:

------------------------------------------------------------------------------
------------------------------------------------------------------------------
        (Insert assignee's social security or tax identification number)

------------------------------------------------------------------------------
                    (Insert address and zip code of assignee)

and irrevocably appoints

-------------------------------------------------------------------------------
agent to transfer this Preferred Securities Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: ________________

     Signature:
______________________________________________________________________________
(Sign exactly as your name appears on the other side of this Preferred Securities Certificate)

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.

     THIS PREFERRED SECURITIES CERTIFICATE IS A BOOK-ENTRY PREFERRED SECURITIES CERTIFICATE WITHIN THE MEANING OF THE TRUST AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") OR A NOMINEE OF THE DEPOSITARY. THIS PREFERRED SECURITIES CERTIFICATE IS EXCHANGEABLE FOR PREFERRED SECURITIES CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, EXCEPT IN LIMITED CIRCUMSTANCES.

     UNLESS THIS PREFERRED SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK) TO EIX TRUST I OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY PREFERRED SECURITIES CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CERTIFICATE NUMBER                         NUMBER OF PREFERRED SECURITIES
         P-3                                            4,000,000

                                           CUSIP NO.            268540 20 0

                   CERTIFICATE EVIDENCING PREFERRED SECURITIES
                                       OF


                                   EIX TRUST I


     7.875% CUMULATIVE QUARTERLY INCOME PREFERRED SECURITIES, SERIES A (LIQUIDATION AMOUNT $25 PER PREFERRED SECURITY)

     EIX Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that CEDE & CO. (the "Holder") is the registered owner of the number set forth above of preferred securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the EIX Trust I 7.875% Cumulative Quarterly Income Preferred Securities, Series A (liquidation amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.4 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of July 26, 1999, as the same may be amended from time to time (the "Trust Agreement") including the designation of the terms of Preferred Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement dated as of July 26, 1999 between Edison International, a California corporation, and The Chase Manhattan Bank, as guarantee trustee (as the same may be amended from time to time, the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

     Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

     IN WITNESS WHEREOF, one of the Regular Trustees of the Trust has executed this certificate this 26th day of July, 1999.

                                   EIX TRUST I


                                   By:
                                        --------------------------
                                   Name:
                                        --------------------------
                                   Title:  Regular Trustee

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:

------------------------------------------------------------------------------
------------------------------------------------------------------------------
        (Insert assignee's social security or tax identification number)

------------------------------------------------------------------------------
                    (Insert address and zip code of assignee)

and irrevocably appoints


------------------------------------------------------------------------------
agent to transfer this Preferred Securities Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: ________________

     Signature:
______________________________________________________________________________
(Sign exactly as your name appears on the other side of this Preferred Securities Certificate)

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.





                      THIS CERTIFICATE IS NOT TRANSFERABLE
                     EXCEPT IN CERTAIN LIMITED CIRCUMSTANCES
                        SET FORTH IN THE TRUST AGREEMENT
                               (AS DEFINED BELOW).

CERTIFICATE NUMBER                                NUMBER OF COMMON SECURITIES
         C-1                                                618,560

                    CERTIFICATE EVIDENCING COMMON SECURITIES
                                       OF

                                   EIX TRUST I

                            7.875% COMMON SECURITIES
                  (LIQUIDATION AMOUNT $25 PER COMMON SECURITY)

     EIX Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that EDISON INTERNATIONAL (the "Holder") is the registered owner of the number set forth above of common securities of the Trust representing beneficial interests of the Trust and designated the 7.875% Common Securities (liquidation amount $25 per Common Security) (the "Common Securities"). Except as provided in Section 5.10 of the Trust Agreement (as defined below), the Common Securities are not transferable and any attempted transfer hereof shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of July 26, 1999, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of Common Securities as set forth therein. The Trust will furnish a copy of the Trust Agreement to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

     Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

     IN WITNESS WHEREOF, one of the Regular Trustees of the Trust has executed this certificate this 26th day of July, 1999.

                                            EIX TRUST I


                                            By:
                                                ----------------------------
                                            Name:    Mary C. Simpson
                                            Title:   Regular Trustee